As filed with the Securities and Exchange Commission on December 17, 2025
1933 Act Registration File No. [ ]
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[  ] Pre-Effective Amendment No. _____
[  ] Post-Effective Amendment No. _____
(Check appropriate box or boxes.)
SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)
1300 North State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)
Registrant’s Area Code and Telephone Number: (360) 594-9900
Elliot S. Cohen
1300 North State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)
Copy to:
Fatima S. Sulaiman, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600
Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.
It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of Securities Being Registered: Saturna Sustainable Bond Fund and Saturna Core Fund, each a series of the Registrant.
No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-13247 and 811-05071).

Contents of Registration Statement
This Registration Statement contains the following papers and documents:
Cover Sheet
Contents of Registration Statement
Letter to Shareowners
Notice of Special Meeting
Questions and Answers
Part A - Combined Proxy Statement and Prospectus
Part B - Statement of Additional Information
Part C - Other Information
Signature Page
Exhibit Index

Saturna Investment Trust
Saturna Bond Income Fund
Saturna Short-Term Bond Fund
Saturna Global High Income Fund
1300 North State Street
Bellingham, Washington 98225
January 30, 2026
Your action is required. Please vote today.
Fellow Shareowners:
You are cordially invited to attend a Special Joint Meeting of Shareowners (the “Meeting”) of the Saturna Bond Income Fund, Saturna Short-Term Bond Fund, and Saturna Global High Income Fund (each, a “Fund,” and collectively, the “Funds”), each a series of Saturna Investment Trust, that will be held on February 27, 2026 at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), at the offices of Saturna Capital Corporation, located at 1300 North State Street, Bellingham, Washington 98225, to vote on the proposed Fund reorganizations as described below.
The Saturna Funds’ Board of Trustees (the “Board”) has approved Fund reorganizations that would: (1) reorganize the Saturna Bond Income Fund and Saturna Short-Term Bond Fund into the Saturna Sustainable Bond Fund, and (2) reorganize the Saturna Global High Income Fund into the Saturna Core Fund, as shown below:
Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Saturna Global High Income Fund	Saturna Core Fund

Each reorganization is intended to:
•	combine Funds with the same investment adviser and similar investment process and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering;

•	reduce overlap in the product lineup; and

•	create scale in the resulting Fund.

If the reorganizations are approved by shareowners, and certain other conditions are fulfilled, the reorganizations are expected to take effect on or about March 20, 2026. The Board, including its independent trustees, believes that each reorganization proposed in the enclosed Proxy Statement/Prospectus is in the best interest of each participating Fund. The attached proxy card seeks your vote in favor of the proposed reorganization of your Fund(s).
Formal notice of the Meeting appears after this letter, followed by a Proxy Statement/Prospectus related to the proposals.
You have received this letter and the accompanying notice and Proxy Statement/Prospectus because you were a shareowner of record of one or more Funds on January 9, 2026 (the “Record Date”). Saturna Capital Corporation serves as each Fund’s investment adviser and administrator. The costs of the Meeting and related proxy solicitations are being paid by Saturna Capital Corporation.
Detailed information is contained in the enclosed materials. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy card you receive. You may be contacted by our independent proxy solicitation firm to encourage your timely voting.
Whether or not you plan to attend the Meeting in person, your vote is needed regardless of the number of shares you own. Please promptly complete, sign, date and return the enclosed proxy card. You may also vote over the telephone or online. Voting is quick and easy. It is important that your vote be received no later than 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on February 27, 2026.
If you have any questions about a Proposal or the voting instructions, please call Broadridge Financial Solutions, Inc., our proxy solicitation firm, toll-free at 866-705-9917.
By order of the Board of Trustees of Saturna Investment Trust,

/s/ Elliot S. Cohen
Elliot S. Cohen
Secretary
Saturna Investment Trust

Saturna Investment Trust
On behalf of
Saturna Bond Income Fund
Saturna Short-Term Bond Fund
Saturna Global High Income Fund

1300 North State Street
Bellingham, Washington 98225
NOTICE OF SPECIAL JOINT MEETING OF SHAREOWNERS
TO BE HELD FEBRUARY 27, 2026
Fellow Shareowners:
NOTICE IS HEREBY GIVEN that a Special Joint Meeting of Shareowners (the “Meeting’’) of each of the following Funds, each of which is a series of Saturna Investment Trust (the “Trust”), will be to be held at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on February 27, 2026, at the offices of Saturna Capital Corporation (the “Adviser”), located at 1300 North State Street, Bellingham, Washington 98225:

•	Saturna Bond Income Fund
•	Saturna Short-Term Bond Fund
•	Saturna Global High Income Fund
(each, a “Target Fund” and together, the “Target Funds”)

The Meeting will be held to act on the following proposals:
For shareholders of the Saturna Bond Income Fund only:
1.A.	To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Bond Income Fund, a series of the Trust, into the Saturna Sustainable Bond Fund, a series of the Trust.
For shareholders of Saturna Short-Term Bond Fund only:
1.B.	To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Short-Term Bond Fund, a series of the Trust, into the Saturna Sustainable Bond Fund, a series of the Trust.
For shareholders of the Saturna Global High Income Fund only:
2.	To approve the Plan of Reorganization and Termination for the reorganization of the Saturna Global High Income Fund, a series of the Trust, into the Saturna Core Fund, a series of the Trust.
The Board of Trustees of the Trust unanimously recommends that you vote in favor of the relevant proposal(s).
You are entitled to vote at the Meeting if you owned shares of any Target Fund at the close of business on January 9, 2026. Those present and the appointed proxies will also transact such other business, if any, as may properly come before the Meeting or any adjournments or postponements thereof. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareowners to be Held on February 27, 2026, or any adjournment or postponement thereof. You should read the Combined Proxy Statement and Prospectus (the “Proxy Statement”) attached to this notice prior to completing your proxy or voting instruction card. This Notice and the attached Proxy Statement are available on the internet at www.proxyvote.com. On this webpage, you will be able to access the Notice, the Proxy

Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareowners. We encourage you to access and review all the important information contained in the proxy materials before voting.
PROXY VOTING OPTIONS
To vote by any of the following methods, please READ the Proxy Statement and follow the instructions below.
1 To vote ONLINE please have your Proxy Card at hand, go to the website that appears on your Proxy Card, enter the control number that appears on your Proxy Card, and follow the simple instructions.

2   To vote by TELEPHONE please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

3 To vote by MAIL enclose your VOTED and SIGNED (in ink) Proxy Card in the postage paid envelope provided and send to address on envelope.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.
Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.
If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please call Broadridge Financial Solutions, Inc., our proxy solicitation firm, toll-free at 866-705-9917. If we do not receive your voting instructions after our original mailing, you may be contacted by us or by Broadridge, to remind you to vote.
If you can attend the  Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Meeting. If you plan on attending the Meeting in person you must notify Elliot S. Cohen, at the office of the Adviser so that provision may be made for you to be cleared by building security for admittance to the meeting.
By order of the Board of Trustees,

Elliot S. Cohen
Secretary
January 30, 2026

Important Information to Help You Understand the Proposals
QUESTIONS & ANSWERS
This is a brief overview of the reorganization proposals described in the Combined Proxy Statement and Prospectus. We encourage you to read the full text of the enclosed Combined Proxy Statement and Prospectus for more information.
Questions and Answers
Q. What is happening? Why did I receive this document?
A. Based on the recommendation of Saturna Capital Corporation (“Adviser”), the Board of Trustees (“Board”) of the Saturna Investment Trust (“Trust”) has approved a Plan of Reorganization and Termination (the “Reorganization Plan”), which provides for the reorganization (the “Reorganization”) of:
1.A.	the Saturna Bond Income Fund, a “Target Fund,” into the Saturna Sustainable Bond Fund, the corresponding “Acquiring Fund,”
1.B.	the Saturna Short-Term Bond Fund, a “Target Fund,” into the Saturna Sustainable Bond Fund, the corresponding “Acquiring Fund,” and
2.	the Saturna Global High Income Fund, a “Target Fund,” into the Saturna Core Fund, the corresponding “Acquiring Fund.”
Each Target Fund and Acquiring Fund is a series of the Trust and is referred to herein as a “Fund” and together, as the “Funds.”
You are receiving this document because, as of January 9, 2026, you were a shareowner of one or more Target Funds. Pursuant to the Reorganization Plan, upon the closing of each Reorganization, your shares of a Target Fund will automatically convert to shares of its corresponding Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed, which is scheduled on or about March 20, 2026 (“Closing Date”).
With respect to each proposed Reorganization, the Reorganization Plan requires approval by shareowners of the Target Fund, and if the Reorganization Plan is approved, each Reorganization is expected to close on or about the Closing Date, or such other date as the Board may determine.
The enclosed document is a Proxy Statement for each Target Fund and a Prospectus for each corresponding Acquiring Fund (“Proxy Statement”). The purpose of the Proxy Statement is to solicit votes from shareowners of each Target Fund to approve the Reorganization Plan, which is attached to the Proxy Statement as Appendix A. This Proxy Statement contains information the shareowners of each Target Fund should know prior to the Reorganization. You should retain this document for future reference.
Q. What is the purpose of the Reorganizations?
A. The Adviser is proposing the Reorganizations because it believes that each Reorganization will permit shareowners invested in the Target Funds, which are relatively small and have limited prospects for future growth and therefore a limited ability to achieve economies of scale, to invest in the corresponding Acquiring Funds, which in each case will result in a larger combined fund with a similar investment objective that invests in a similar asset class and has better prospects for attracting additional assets and lowering expenses. The Reorganizations are designed to allow the Funds’ investment adviser to put forth its most compelling investment processes and strategies. The Adviser has conducted a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses, and enhancing efficiency across the product line. Each Reorganization is intended to create a larger combined Fund with a broader shareowner base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareowners. Each Reorganization combines Funds that invest in the same asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering.
Q. How will the Reorganizations work?
A. If the Reorganization Plan is approved by a Target Fund’s shareowners, and certain other conditions are fulfilled, each Reorganization is expected to take effect on or about March 20, 2026. At that time, each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareowners and the Target Fund will be terminated. After the close of business on the Closing Date, shareowners of each Target Fund will receive shares with the same aggregate value of the corresponding Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization as set forth below:
Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Saturna Global High Income Fund	Saturna Core Fund

Please refer to the Proxy Statement for a detailed explanation of the Reorganization Plan.
Q. How will this affect me as a shareowner of a Target Fund?
A. Shareowners of a Target Fund will become shareowners of the corresponding Acquiring Fund. The shares of the Acquiring Fund that you receive will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date. The Target Funds’ procedures for purchasing, redeeming, and exchanging shares, valuation procedures and tax information are identical to those of their corresponding Acquiring Funds.
Q. After the Reorganizations, will I own the same number of shares?
A. Your Fund’s Reorganization will not affect the value of your investment at the time of the Reorganization. The shares of an Acquiring Fund that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date. It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.
Q. How are the Target Funds different from the Acquiring Funds?
A. Although each Acquiring Fund is substantially similar to its corresponding Target Fund, there are several differences between the Funds’ strategies and risks.
•
Saturna Bond Income Fund (Target Fund or Bond Income Fund) compared to the Saturna Sustainable Bond Fund (Acquiring Fund or Sustainable Bond Fund). Each Fund invests at least 80% of its net assets in bonds. Each Fund provides diversified exposure to fixed income securities. The Funds have similar investment objectives. The Bond Income Fund seeks current income, and the Sustainable Bond Fund seeks current income and capital preservation. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

o	The Bond Income Fund invests primarily in U.S. bonds, while the Sustainable Bond Fund invests in bonds of issuers located throughout the world (including emerging markets).

o
Each Fund may invest in U.S. corporate and government bonds, municipal bonds, collateralized or securitized bonds such as asset-backed securities, high quality commercial paper, and bank obligations. The Sustainable Bond Fund also may invest in foreign government and corporate bonds.

o
The Sustainable Bond Fund is permitted to invest to a greater extent in unrated and high-yield bonds (“junk bonds”) than the Bond Income Fund. The Bond Income Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g. Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, and may invest up to 20% in unrated and high-yield bonds (“junk bonds”). The Sustainable Bond Fund invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).

o
The Sustainable Bond Fund has a sustainable investing policy, while the Bond Income Fund does not. The Sustainable Bond Fund has a policy to invest at least 80% of its net assets in bonds that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

o
Effective March 30, 2026, the name of the Saturna Sustainable Bond Fund will be changed to Saturna Global Sustainable Bond Fund, to reflect its current global investing approach. The name change will not result in any changes to the Fund’s objective, investment strategies or risks.

•
Saturna Short-Term Bond Fund (Target Fund or Short-Term Bond Fund) compared to the Saturna Sustainable Bond Fund (Acquiring Fund or Sustainable Bond Fund). Each Fund invests at least 80% of its net assets in bonds. Each Fund provides diversified exposure to fixed income securities. The Funds have similar investment objectives. The Short-Term Bond Fund seeks capital preservation as a primary objective and current income as a secondary objective, and the Sustainable Bond Fund seeks current income as a primary objective and capital preservation as a secondary objective. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

o	The Short-Term Bond Fund invests primarily in U.S. bonds, while the Sustainable Bond Fund invests in bonds of issuers located throughout the world (including emerging markets).

o
Each Fund may invest in U.S. corporate and government bonds, municipal bonds, collateralized or securitized bonds such as asset-backed securities, high quality commercial paper, and bank obligations. The Sustainable Bond Fund also may invest in foreign government and corporate bonds.

o
The Sustainable Bond Fund is permitted to invest to a greater extent in unrated and high-yield bonds (“junk bonds”) than the Short-Term Bond Fund. Short-Term Bond Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g. Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, and may invest up to 20% in unrated and high-yield bonds (“junk bonds”). The Sustainable Bond Fund invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).

o
The Short-Term Bond Fund’s dollar-weighted average maturity does not exceed three years under normal circumstances. The Sustainable Bond Fund has more flexibility and maintains a dollar-weighted average maturity of three years or more under normal conditions.

o
The Sustainable Bond Fund has a sustainable investing policy, while the Short-Term Bond Fund does not. The Sustainable Bond Fund has a policy to invest at least 80% of its net assets in bonds that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

o
Effective March 30, 2026, the name of the Saturna Sustainable Bond Fund will be changed to Saturna Global Sustainable Bond Fund, to reflect its current global investing approach. The name change will not result in any changes to the Fund’s objective, investment strategies or risks.

•
Saturna Global High Income Fund (Target Fund or Global High Income Fund) and Saturna Core Fund (Acquiring Fund or Core Fund). Each Fund invests in a mix of equity and debt securities. The Funds’ investment objectives are similar. The Global High Income Fund’s investment objective is high income, with a secondary objective of capital preservation. The Core Fund’s investment objective is long-term appreciation and capital preservation. Each Fund may invest in equity and debt securities of non-U.S. issuers. When selecting equity securities, each Fund follows a value approach and principally invests in income-producing securities of companies with market capitalizations greater than $5 billion. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

o
The Global High Income Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high-yield bonds (“junk bonds”). The Global High Income invests at least 40% in equity securities and 30% in debt securities. The Core Fund normally invests 60 to 70% of its assets in a mix of U.S. and foreign equity securities, and 30 to 40% in investment-grade fixed-income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash.

o	The Global High Income Fund may invest in unrated bonds and in higher-yielding, lower-rated bonds (“junk bonds”), while the Core Fund does not invest in lower-rated bonds.

o	The Global High Income Fund may invest in emerging markets issuers as a principal investment strategy, while the Core Fund does not invest in emerging markets as a principal investment strategy.

o
The Global High Income Fund invests at least 30% of its assets in non-U.S. issuers, and may invest up to 33% of its assets in securities of issuers in emerging markets. The Core Fund is permitted to invest in equity and debt securities of non-U.S. issuers, but it does not have a minimum percentage in such investments.

o
Effective March 30, 2026, the Core Fund will have a sustainable investing policy, while the Global High Income Fund does not have a sustainable investing policy. Effective March 30, 2026, the Core Fund will seek to invest in issuers that the Adviser believes demonstrate sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

The differences in the Funds’ investment strategies may result in different principal risks for the Funds. Please refer to the Proxy Statement for additional explanation regarding these differences.
Q. Will the service providers to the Target Funds change following the Reorganizations?
A. No. The Funds use the same service providers. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel.
Q. Do the portfolio managers who manage the Target Funds also manage the Acquiring Funds?
A. No. The Target Funds and Acquiring Funds have different portfolio managers, as indicated below, but the members of the portfolio management team for each Target Fund and its corresponding Acquiring Fund overlap.
Target Fund	Acquiring Fund

Saturna Bond Income Fund Elizabeth Alm, portfolio manager Pierce S. McCrerey, deputy portfolio manager	Saturna Sustainable Bond Fund Patrick T. Drum, portfolio manager Elizabeth Alm, deputy portfolio manager
Saturna Short-Term Bond Fund Elizabeth Alm, portfolio manager Pierce S. McCrerey, deputy portfolio manager	Saturna Sustainable Bond Fund Patrick T. Drum, portfolio manager Elizabeth Alm, deputy portfolio manager
Saturna Global High Income Fund Bryce R. Fegley, portfolio manager Levi Stewart Zurbrugg, deputy portfolio manager	Saturna Core Fund Bryce R. Fegley and Levi Stewart Zurbrugg, portfolio managers

Q. Will there be any changes to my fees and expenses as a result of the Reorganizations?
A. After giving effect to each Reorganization, it is expected that the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of each Acquiring Fund will be the same as or lower than the Net Expense Ratio of its corresponding Target Fund through March 30, 2027.
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Proxy Statement, the total annual fund operating expense ratio (“Total Expense Ratio”) of each Target Fund is higher than that of its corresponding Acquiring Fund. After giving effect to the Reorganization, it is expected that the Total Expense Ratio of each Acquiring Fund will be lower than the Total Expense Ratio of the corresponding Target Fund prior to the Reorganization.
Proposals 1.A and 1.B: Saturna Bond Income Fund and Saturna Short-Term Bond Fund (Target Funds) into the Saturna Sustainable Bond Fund (Acquiring Fund).
Effective upon the Reorganization, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets. Therefore, effective upon the Reorganization, the Target Funds and the Acquiring Fund will be subject to the same advisory and administrative fee rate.

In addition, effective upon the Reorganization, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary to ensure that each Fund’s net operating expenses (excluding taxes, commissions, and extraordinary expenses), as a percentage of that Fund’s average daily net assets, do not exceed the following ratio:
Proposals 1.A and 1.B	Saturna Bond Income Fund (Target Fund)	Saturna Short-Term Bond Fund (Target Fund)	Saturna Sustainable Bond Fund (Acquiring Fund)*
Net annual expense ratio as a percentage of Fund’s average daily net assets	0.65%	0.60%	0.60%
*As discussed below, if Proposal 1.B. is approved, the Adviser has undertaken to lower the contractual expense limit for the Sustainable Bond Fund from 0.65% to 0.60%, pursuant to which the Adviser will waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%, through March 30, 2027.
Proposal 2: Saturna Global High Income Fund (Target Fund) into the Saturna Core Fund (Acquiring Fund).
The Core Fund is subject to the same advisory and administrative fee rate as the Global High Income Fund. Each Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets. The Core Fund’s advisory and administrative fee rate will not change following the Reorganization.
In addition, effective upon the Reorganization, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary to ensure that each Fund’s net operating expenses (excluding taxes, commissions, and extraordinary expenses), as a percentage of that Fund’s average daily net assets, do not exceed the following ratio:
Proposal 2	Saturna Global High Income Fund (Target Fund)	Saturna Core Fund (Acquiring Fund)*
Net annual expense ratio as a percentage of Fund’s average daily net assets	0.75%	0.75%
*As discussed below, if Proposal 2 is approved, the Adviser has undertaken to enter into a contractual expense limit for the Core Fund, pursuant to which the Adviser will waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Core Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%, through March 30, 2027.
Q. Will the Reorganizations result in any federal income tax liability for the Target Funds or its shareowners?
A. Each Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither the Target Funds nor their shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareowners should consult their own tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.
Each Target Fund plans to sell certain assets in advance of its Reorganization to more closely align its portfolio with its corresponding Acquiring Fund’s portfolio. As a result, each Target Fund could recognize net capital gains that would be taxable to Target Fund’s shareowners as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in a Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition each Target Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.
While each Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that a Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to align its portfolio with that of its corresponding Acquiring Fund prior to the Reorganization. It is also expected that each Acquiring Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the corresponding Target Fund’s shareowners will not receive distributions of such gains after the Reorganization. Please see the Proxy Statement for more information.
Q. Will I need to open an account in the Acquiring Fund prior to the Reorganizations?
A. No. An account will be set up in your name and your shares of a Target Fund automatically will be converted to the shares of the corresponding Acquiring Fund. You will receive confirmation of this transaction following the Reorganization.
Q. What if I already own shares of the Acquiring Funds?
A. If you already own shares of a Target Fund and its corresponding Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.
Q. Can I still purchase and redeem shares of the Target Funds until the Reorganizations?
A. You may continue to purchase shares of the Target Funds only through March 2, 2026. Effective March 20, 2026, the Target Funds will no longer accept purchases or exchanges of shares. You may continue to redeem shares of the Target Funds until the day prior to the Closing Date of the Reorganization. Redemption requests received for a Target Fund by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the corresponding Acquiring Fund received by the shareowner in connection with the Reorganization.
Q. What if I want to exchange my shares into another fund in the Saturna Investment Trust prior to the Reorganizations?
A. You may exchange your shares into another fund of Saturna Investment Trust before the Closing Date of the Reorganization, in accordance with your existing exchange privileges. If you choose to exchange your shares of a Target Fund for another fund of Saturna Investment Trust, including the Acquiring Funds, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account. Exchanges may be subject to minimum investment requirements and redemption fees.
Q. Who is paying the costs of the Reorganizations?
A. The Adviser will bear the expenses relating to the Reorganizations. The estimated total cost of the Reorganizations is $171,000. The costs of the Reorganization include legal counsel fees, independent accountant fees and expenses related to the printing and mailing of this Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any portfolio transaction costs arising from the Reorganization.
Notwithstanding the foregoing, expenses will be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to a Target Fund’s portfolio prior to the Reorganization will be borne by that Target Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by each Target Fund.
Q. Who do I contact if I have questions about the Reorganizations?
A. If you have any questions about the Reorganization, please call the Adviser at 1-800-728-8762.

Proxy Statement
for
Saturna Bond Income Fund,
Saturna Short-Term Bond Fund, and
Saturna Global High Income Fund,
each a series of Saturna Investment Trust
and
Prospectus
for
Saturna Sustainable Bond Fund and
Saturna Core Fund,
each a series of Saturna Investment Trust
Dated
January 30, 2026
1300 North State Street
Bellingham, Washington 98225-4730
(360) 594-9900
_______________________________________________
This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Saturna Investment Trust (the “Trust”) for use at a Special Meeting of Shareowners (the “Meeting”) of the Saturna Bond Income Fund, Saturna Short-Term Bond Fund, and Saturna Global High Income Fund (each, a “Target Fund” and together, the “Target Funds”), each a series of the Trust, to be held at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on February 27 2026, at the offices of Saturna Capital Corporation (the “Adviser”). At the Meeting, shareowners of the Target Funds who are entitled to vote will be asked to approve the following proposals:
Proposal	Shareowners Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization and Termination to reorganize
A. the Saturna Bond Income Fund, a series of the Trust, and
B. the Saturna Short-Term Bond Fund, a series of the Trust,
 into the Saturna Sustainable Bond Fund, a series of the Trust.
Shareowners of the Saturna Bond Income Fund and Saturna Short-Term Bond Fund, voting separately on the reorganization of their Fund(s)
2. To approve the Plan of Reorganization and Termination to reorganize the Saturna Global High Income Fund, a series of the Trust, into the Saturna Core Fund, a series of the Trust.	Shareowners of the Saturna Global High Income Fund.

The Saturna Sustainable Bond Fund (“Sustainable Bond Fund”) and Saturna Core Fund (“Core Fund”) are referred to as the “Acquiring Funds.” Each Target Fund and Acquiring Fund is referred to individually as a “Fund” and collectively the Acquiring Funds and the Target Funds are referred to as the “Funds.” All Funds are diversified open-end management investment companies registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”).
This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal(s). You should read it before voting on the proposal(s) and keep it for future reference. Additional information relating to the Acquiring Funds and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated January 30, 2026, which is incorporated by reference into this Proxy Statement. Additional information about the Acquiring Funds has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Funds or by calling 1-800-728-8762. The Target Funds expect that this Proxy Statement will be mailed to shareowners on or about January 30, 2026.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means they are part of this Proxy Statement for legal purposes:
1.	The Statement of Additional Information (“SAI”) dated January 30, 2026, relating to this Proxy Statement (File No. [ ]).

2.	The Statement of Additional Information (“SAI”) for the Target Funds and Acquiring Funds, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

3.	The Annual Report to shareowners of the Target Funds and Acquiring Funds, for the fiscal year ended November 30, 2024.

4.	The Semi-Annual Report to shareowners of the Target Funds and Acquiring Funds, for the fiscal period ended May 31, 2025.

The Annual and Semi-Annual Shareowner Reports listed above have previously been provided to shareowners as applicable. For a free copy of these reports or any of the documents listed above, you may call 1-800-728-8762, send an email to investorservices@saturna.com or write to the Funds at:
Saturna Mutual Funds
Box N
Bellingham, WA 98227-0596
or
Saturna Sustainable Mutual Funds
Box N
Bellingham, WA 98227-0596
The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, the Trust must file certain reports and other information with the SEC. Proxy material, reports, proxy and information statements, and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Please note that the shares offered by this Proxy Statement are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.
No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Funds or Acquiring Fund.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Summary of the Proposed Reorganizations	1
Reasons for the Reorganizations	1
The Reorganizations	1
Proposal 1: The Reorganization of the Saturna Bond Income Fund and Saturna Short-Term Bond Fund, each a Series of the Trust, into the Saturna Sustainable Bond Fund, a Series of the Trust.	3
Considerations Regarding the Reorganization	3
Comparative Fee and Expense Tables	9
Example of Fund Expenses	12
Fund Turnover	12
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	12
Comparison of Principal Risk Factors	15
Comparison of Investment Restrictions and Limitations	16
Comparative Performance Information	19
Capitalization	23
Proposal 2: The Reorganization of the Saturna Global High Income Fund, a Series of the Trust, into the Saturna Core Fund, a Series of the Trust.	23
Considerations Regarding the Reorganization	23
Comparative Fee and Expense Tables	26
Example of Fund Expenses	26
Fund Turnover	27
Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers	27
Comparison of Principal Risk Factors	29
Comparison of Investment Restrictions and Limitations	30
Comparative Performance Information	33
Capitalization	35
Additional Information About the Reorganization	36
Terms of the Reorganization Plan	36
Description of the Securities to Be Issued	37
Board Considerations	37
Federal Income Tax Consequences of the Reorganization	39
Form of Organization and Rights of Shareowners of the Funds	40
Tax Information	41
Financial Intermediary Compensation	41
Additional Information About the Funds	42
Service Providers	42
“Householding”	43
Additional Information	44
Voting Information	44
Financial Highlights	46
Appendix A Plan of Reorganization and Termination	A-1
Appendix B Ownership Of Shares	B-1
Appendix C Investment Information	C-1
Appendix D Financial Highlights	D-1

Summary of the Proposed Reorganizations
You should read this entire Proxy Statement carefully. The following is a summary of certain information relating to the Reorganizations and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganizations, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.
Reasons for the Reorganizations
The Adviser has proposed reorganizing each Target Fund into its corresponding Acquiring Fund because the Reorganizations will consolidate funds of the Trust that are similar investment products. The Reorganizations are designed to allow the Funds’ Adviser to put forth its most compelling investment processes and strategies. The Adviser has conducted a comprehensive review of its product line to sharpen its offerings to investors, with key goals of reducing product overlap, reducing advisory fees and/or expenses, and enhancing efficiency across the product line. Each Reorganization is intended to create a larger combined Fund with a broader shareowner base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareowners. Each Reorganization combines Funds that invest in the same asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering. At a meeting held on December 16, 2025, after careful consideration of a number of factors, the Board voted to approve each Reorganization as being in the best interests of the Target Funds and the Acquiring Funds. See “Board Considerations” below for further information.
The Reorganizations
Each Reorganization will take effect on or about March 20, 2026 (“Closing Date”).
If the shareowners of a Target Fund approve the Plan of Reorganization and Termination (the “Reorganization Plan”), the Reorganization Plan provides for:
•
the Target Fund’s transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareowners; and

•	the complete termination of the Target Fund.

Approval of the Reorganization Plan by shareowners of a Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the corresponding Acquiring Fund’s shares, and liquidation of the Target Fund.
After the close of business on the Closing Date, each Target Fund’s shareowners will receive shares with the same aggregate value of the corresponding Acquiring Fund that the shareowner holds in the Target Fund immediately prior to the Reorganization, as set forth below:
Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Saturna Global High Income Fund	Saturna Core Fund

Each class of shares of a Target Fund has the same purchase, exchange, and redemption procedures as the corresponding class of shares of the corresponding Acquiring Fund. Each Target Fund and each Acquiring Fund offers one class of shares.
You will not incur any sales loads or similar transaction charges as a result of the Reorganizations. After giving effect to each Reorganization, the total annual operating expenses of each Acquiring Fund are expected to be the same as or lower than the total annual operating expenses of its corresponding Target Fund. Additionally, after the applicable fee waivers, the net total annual fund operating expense ratio of each Acquiring Fund is expected to be the same as or lower than the net total annual fund operating expense ratio of its corresponding Target Fund through March 30, 2027.
Each Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither a Target Fund nor its shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganizations, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganizations” below for further information. It is expected that each of the Target Funds and the corresponding Acquiring Funds may make taxable distributions to their respective shareowners in advance of the Reorganizations. Shareowners should consult their own tax advisers about possible state and local tax consequences of the Reorganizations, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganizations.

Proposal 1: The Reorganization of the Saturna Bond Income Fund and Saturna Short-Term Bond Fund, each a Series of the Trust, into the Saturna Sustainable Bond Fund, a Series of the Trust.
Considerations Regarding the Reorganization
This Proposal 1 requests your approval of each Reorganization Plan pursuant to which the Saturna Bond Income Fund and Saturna Short-Term Bond Fund will be reorganized into the Saturna Sustainable Bond Fund. The shareholders of each Target Fund will vote separately on its Reorganization. The consummation of any one Reorganization described in this Proposal is not contingent on the consummation of any other Reorganization.
Proposal 1.A.: This Proposal 1.A. requests your approval of the Reorganization Plan pursuant to which the Saturna Bond Income Fund will be reorganized into the Saturna Sustainable Bond Fund.
Please note the following information regarding the Reorganization:
Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Saturna Bond Income Fund and Saturna Sustainable Bond Fund have broadly similar investment objectives. The Bond Income Fund seeks current income and the Sustainable Bond Fund seeks current income as a primary investment objective and capital preservation as a secondary objective. Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareowners. Each Fund invests at least 80% of its net assets in bonds. Each Fund provides diversified exposure to fixed income securities. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

•	Saturna Bond Income Fund (Target Fund or Bond Income Fund) compared to the Saturna Sustainable Bond Fund (Acquiring Fund or Sustainable Bond Fund).

o	The Bond Income Fund invests primarily in U.S. bonds, while the Sustainable Bond Fund invests in bonds of issuers located throughout the world (including emerging markets).

o
Each Fund may invest in U.S. corporate and government bonds, municipal bonds, collateralized or securitized bonds such as asset-backed securities, high quality commercial paper, and bank obligations. The Sustainable Bond Fund also may invest in foreign government and corporate bonds.

o
The Sustainable Bond Fund is permitted to invest to a greater extent in unrated and high-yield bonds (“junk bonds”) than the Bond Income Fund. The Bond Income Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g. Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, may invest up to 20% in unrated and high-yield bonds (“junk bonds”). The Sustainable Bond Fund invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).

o
The Sustainable Bond Fund has a sustainable investing policy, while the Bond Income Fund does not. The Sustainable Bond Fund has a policy to invest at least 80% of its net assets in bonds that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

o
The Bond Income Fund may not, as a fundamental policy, purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable. This restriction does not apply to the Sustainable Bond Fund.

o
Effective March 30, 2026, the name of the Saturna Sustainable Bond Fund will be changed to Saturna Global Sustainable Bond Fund, to reflect its current global investing approach. The name change will not result in any changes to the Fund’s objective, investment strategies or risks.

•
Each Fund’s principal risks include market risk, interest rate risk, credit risk, high-yield risk, and liquidity risk. Sustainable Bond Fund is also subject to sustainable investment strategy risk, sector risk, foreign investing risk, and emerging markets risk, which are not principal risks of the Bond Income Fund. The principal risks associated with investments in the Bond Income Fund and the Sustainable Bond Fund are described in the table below. The differences in the Funds’ investment strategies result in some differences in the principal risks for the Funds, with the Sustainable Bond Fund having exposure to risks associated with global investment, including in foreign and emerging markets, and its sustainable investment strategy.

•
The fundamental and non-fundamental investment restrictions for the Funds are substantially the same, except that, as described above, the Bond Income Fund may not purchase restricted securities and the Sustainable Bond Fund is not subject to this restriction. See the “Comparison of Investment Restrictions and Limitations” section for more information.

Investment Adviser and Other Service Providers
•
Saturna Capital Corporation is the investment adviser and administrator for the Funds. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•
The Funds use the same service providers. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel. The Sustainable Bond Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund
•
Shareowners of the Bond Income Fund will receive the same aggregate value of the shares of the Sustainable Bond Fund that the shareowner holds in the Bond Income Fund immediately prior to the Reorganization. Shareowners will not pay any sales charges in connection with the Reorganization. See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareowners will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

•
The Bond Income Fund has identical purchase, exchange, and redemption procedures as the Sustainable Bond Fund. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix C below.

•
The Bond Income Fund and Sustainable Bond Fund had net assets of approximately $12 million and $60 million, respectively, as of November 30, 2025. Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $72 million. In addition, as discussed in connection with Proposal 1.B below, it is also proposed that the Short-Term Bond Fund be reorganized into Sustainable Bond Fund. The Short-Term Bond Fund had net assets of approximately $14 million as of November 30, 2025. Thus, if the Reorganization of the Bond Income Fund and Short-Term Bond Fund into the Sustainable Bond Fund been in effect on that date, the combined Fund would have had net assets of approximately $86 million.

Fees and Expenses
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is estimated that the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Sustainable Bond Fund for the fiscal year following the Reorganization will be 0.82% and 0.60%, respectively, which are lower than the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Bond Income Fund for the six-month period ended May 31, 2025, which were 0.93% and 0.65%, respectively. This assumes that only the Reorganization of the Bond Income Fund into the Sustainable Bond Fund is consummated. If both of the proposed Reorganizations into the Sustainable Bond Fund are consummated then it is estimated that the total annual operating expense ratio after taking into account the expense limitation arrangement for the Sustainable Bond Fund for the fiscal year following the Reorganization will be 0.60%. There is no assurance that fees and expenses would not increase after March 30, 2027, when the expense limitation arrangement (described below) for the Sustainable Bond Fund would terminate if it is not renewed by the Adviser and the Board of Trustees.

•
The Sustainable Bond Fund is subject to a higher advisory and administrative fee rate. The Bond Income Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets, whereas the Sustainable Bond Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.55% of the Fund’s average daily net assets. However, If Proposal 1.A is approved, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets. In addition, if Proposal 1.A is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund, and it is estimated that the total annual operating expense ratio for the Sustainable

Bond Fund after taking into account the new expense limit for the fiscal year following the Reorganization will be 0.60% of the Sustainable Bond Fund’s average daily net assets.

•	Each Fund is subject to a contractual expense limit.

o
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of each of the Bond Income Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.65% for the Bond Income Fund.

o
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.65%.

o
If Proposal 1.A is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser would commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%.

o
Under the new contractual expense limit, the Sustainable Bond Fund would be subject to a lower contractual expense limit than the Bond Income Fund, and the contractual expense limit for the Sustainable Bond Fund would extend one year beyond that for the Bond Income Fund.

Costs and Tax Consequences of the Reorganization
•
The Adviser will bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Saturna Bond Income Fund’s portfolio prior to the Reorganization will be borne by the Saturna Bond Income Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Saturna Bond Income Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Saturna Bond Income Fund.

•
The exchange of the Saturna Bond Income Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Saturna Bond Income Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended. The Trust expects that neither the Saturna Bond Income Fund nor its respective shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•
The Saturna Bond Income Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio. As a result, the Saturna Bond Income Fund could recognize net capital gains that would be taxable to Saturna Bond Income Fund shareowners as ordinary income and/or long-term capital gain depending on the Saturna Bond Income Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in the Saturna Bond Income Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition the Saturna Bond Income Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

•
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Saturna Bond Income Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Saturna Bond Income Fund in connection with certain changes made to align its portfolio with that of the Sustainable Bond Fund prior to the Reorganization. It is also expected that the Sustainable Bond Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Saturna Bond Income Fund’s shareowners will not receive distributions of such gains after the Reorganization.

Alternatives to the Reorganization
•
If the Bond Income Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Bond Income Fund and the Sustainable Bond Fund and their shareowners.

Proposal 1.B.: This Proposal 1.B. requests your approval of the Reorganization Plan pursuant to which the Saturna Short-Term Bond Fund will be reorganized into the Saturna Sustainable Bond Fund.
Please note the following information regarding the Reorganization:
Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Saturna Short-Term Bond Fund and Saturna Sustainable Bond Fund have broadly similar investment objectives. The Short-Term Bond Fund seeks capital preservation as a primary investment objective and current income as a secondary objective, and the Sustainable Bond Fund seeks current income as a primary investment objective and capital preservation as a secondary objective. Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareowners. Each Fund invests at least 80% of its net assets in bonds. Each Fund provides diversified exposure to fixed income securities. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

•	Saturna Short-Term Bond Fund (Target Fund or Short-Term Bond Fund) compared to the Saturna Sustainable Bond Fund (Acquiring Fund or Sustainable Bond Fund).

o	The Short-Term Bond Fund invests primarily in U.S. bonds, while the Sustainable Bond Fund invests in bonds of issuers located throughout the world (including emerging markets).

o
Each Fund may invest in U.S. corporate and government bonds, municipal bonds, collateralized or securitized bonds such as asset-backed securities, high quality commercial paper, and bank obligations. The Sustainable Bond Fund also may invest in foreign government and corporate bonds.

o
The Sustainable Bond Fund is permitted to invest to a greater extent in unrated and high-yield bonds (“junk bonds”) than the Short-Term Bond Fund. The Short-Term Bond Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g. Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, may invest up to 20% in unrated and high-yield bonds (“junk bonds”). The Sustainable Bond Fund invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).

o
The Short-Term Bond Fund’s dollar-weighted average maturity does not exceed three years under normal circumstances. The Sustainable Bond Fund has more flexibility and maintains a dollar-weighted average maturity of three years or more under normal conditions.

o
The Sustainable Bond Fund has a sustainable investing policy, while the Short-Term Bond Fund does not. The Sustainable Bond Fund has a policy to invest at least 80% of its net assets in bonds that the Adviser believes demonstrate sustainable characteristics. For purposes of this investment policy, the Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance.

o
The Short-Term Bond Fund may not, as a fundamental policy, purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable. This restriction does not apply to the Sustainable Bond Fund.

o
Effective March 30, 2026, the name of the Saturna Sustainable Bond Fund will be changed to Saturna Global Sustainable Bond Fund, to reflect its current global investing approach. The name change will not result in any changes to the Fund’s objective, investment strategies or risks.

•
Each Fund’s principal risks include market risk, interest rate risk, credit risk, high-yield risk, and liquidity risk. Sustainable Bond Fund is also subject to sustainable investment strategy risk, sector risk, foreign investing risk, and emerging markets risk, which are not principal risks of the Short-Term Bond Fund. The principal risks associated with investments in the Short-Term Bond Fund and the Sustainable Bond Fund are described in the table below. The differences in the Funds’ investment strategies result in some differences in the principal risks for the Funds, with the Sustainable Bond Fund having exposure to risks associated with global investment, including in emerging markets, and its sustainable investment strategy.

•
The fundamental and non-fundamental investment restrictions for the Funds are substantially the same, except that, as described above, the Short-Term Bond Fund may not purchase restricted securities, and the Sustainable Bond Fund is not subject to this restriction. See the “Comparison of Investment Restrictions and Limitations” section for more information.

Investment Adviser and Other Service Providers
•
Saturna Capital Corporation is the investment adviser and administrator for the Funds. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•
The Funds use the same service providers. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel. The Sustainable Bond Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund
•
Shareowners of the Short-Term Bond Fund will receive the same aggregate value of the shares of the Sustainable Bond Fund that the shareowner holds in the Short-Term Bond Fund immediately prior to the Reorganization. Shareowners will not pay any sales charges in connection with the Reorganization. See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareowners will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

•
The Short-Term Bond Fund has identical purchase, exchange, and redemption procedures as the Sustainable Bond Fund. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix C below.

•
The Short-Term Bond Fund and Sustainable Bond Fund had net assets of approximately $14 million and $60 million, respectively, as of November 30, 2025. Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $74 million. In addition, as discussed in connection with Proposal 1.A above, it is also proposed that the Bond Income Fund be reorganized into Sustainable Bond Fund. The Bond Income Fund had net assets of approximately $12 million as of November 30, 2025. Thus, if the Reorganization of the Bond Income Fund and Short-Term Bond Fund into the Sustainable Bond Fund been in effect on that date, the combined Fund would have had net assets of approximately $86 million.

Fees and Expenses
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is estimated that the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Sustainable Bond Fund for the fiscal year following the Reorganization will be 0.82% and 0.60%, respectively, which are lower than or equal to, respectively, the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Short-Term Bond Fund for the six-month period ended May 31, 2025, which were 1.00% and 0.60%, respectively. This assumes that only the Reorganization of the Short-Term Bond Fund into the Sustainable Bond Fund is consummated. If both of the proposed Reorganizations into the Sustainable Bond Fund are consummated then it is estimated that the total annual operating expense ratio after taking into account the expense limitation arrangement for the Sustainable Bond Fund for the fiscal year following the Reorganizations will be 0.60%. There is no assurance that fees and expenses would not increase after March 30, 2027, when the expense limitation arrangement (described below) for the Sustainable Bond Fund would terminate if it is not renewed by the Adviser and the Board of Trustees.

•
The Sustainable Bond Fund is subject to a higher advisory and administrative fee rate. The Short-Term Bond Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets, whereas the Sustainable Bond Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.55% of the Fund’s average daily net assets. However, if Proposal 1.B is approved, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets. In addition, if Proposal 1.B is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund, and it is estimated that the total annual operating expense ratio for the Sustainable

Bond Fund after taking into account the new expense limit for the fiscal year following the Reorganization will be 0.60% of the Sustainable Bond Fund’s average daily net assets.

•	Each Fund is subject to a contractual expense limit.

o
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Short-Term Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60% of the Short-Term Bond Fund.

o
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.65%.

o
If Proposal 1 is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser would commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%.

o
Under the new contractual expense limit, the Sustainable Bond Fund would be subject to the same contractual expense limit as the Short-Term Bond Fund, and the contractual expense limit for the Sustainable Bond Fund would extend one year beyond that for the Short-Term Bond Fund.

Costs and Tax Consequences of the Reorganization
•
The Adviser will bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Short-Term Bond Fund’s portfolio prior to the Reorganization will be borne by the Short-Term Bond Fund, respectively. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Short-Term Bond Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Short-Term Bond Fund.

•
The exchange of the Short-Term Bond Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Saturna Short-Term Bond Funds’ liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended. The Trust expects that neither the Saturna Short-Term Bond Fund nor its respective shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•
The Short-Term Bond Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Acquiring Fund’s portfolio. As a result, the Short-Term Bond Fund could recognize net capital gains that would be taxable to the Saturna Short-Term Bond Fund shareowners as ordinary income and/or long-term capital gain depending on the Saturna Short-Term Bond Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in the Short-Term Bond Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition the Short-Term Bond Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

•
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Short-Term Bond Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Short-Term Bond Fund in connection with certain changes made to align its portfolio with that of the Sustainable Bond Fund prior to the Reorganization. It is also expected that the Sustainable Bond Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Saturna Short-Term Bond Fund’s shareowners will not receive distributions of such gains after the Reorganization.

Alternatives to the Reorganization
•
If the Short-Term Bond Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Short-Term Bond Fund and the Sustainable Bond Fund and their shareowners.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of the Bond Income Fund, Short-Term Bond Fund, and the Sustainable Bond Fund and the estimated pro forma fees and expenses of the Sustainable Bond Fund after giving effect to Proposal 1.A, Proposal 1.B, and then both proposed Reorganizations. Pro forma Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement for the Sustainable Bond Fund have been adjusted to reflect the new, lower contractual expense limit with respect to the Sustainable Bond Fund to be effective upon the closing of a Reorganization, pursuant to which the Adviser will commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Expenses for each Fund are based on the operating expenses incurred by the Fund for the six-month period ended May 31, 2025, as disclosed in the Fund’s most recent Semi-Annual Shareowner Report. The pro forma fees and expenses of the Sustainable Bond Fund assume that the Reorganization has been in effect for the year ended May 31, 2025.

Shareowner Fees
(fees paid directly from your investment)

Bond Income Fund	Short-Term Bond Fund	Sustainable Bond Fund	Pro Forma Sustainable Bond Fund (assuming both the Reorganizations are approved)
Not Applicable.	Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

Proposal 1.A is Approved
	Bond Income Fund (Target Fund) as of 5/31/2025	Sustainable Bond Fund (Acquiring Fund) as of 5/31/2025	Pro Forma Combined Fund (only Bond Income Merger occurs) as of 5/31/25
Management Fees	0.50%	0.55%	0.50%[1]
Other Expenses	0.43%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.93%	0.82%	0.77%
Fee Waiver and Expense Reimbursement	(0.28)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.65%[2]	0.65%[3]	0.60%[4]
1 If the Reorganization is approved, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets.
2 The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Bond Income Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

3 The Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Sustainable Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
4 If the Reorganization is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser will commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Sustainable Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Proposal 1. B. is Approved
	Short-Term Bond Fund (Target Fund) as of 5/31/2025	Sustainable Bond Fund (Acquiring Fund) as of 5/31/2025	Pro Forma Combined Fund (only Short-Term Bond Fund Merger occurs) as of 5/31/25
Management Fees	0.50%	0.55%	0.50%[1]
Other Expenses	0.50%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.00%	0.82%	0.82%
Fee Waiver and Expense Reimbursement	(0.40)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.60%[2]	0.65%[3]	0.60%[4]
1If the Reorganization is approved, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets.
2The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Short-Term Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
3The Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Sustainable Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
4If the Reorganization is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser will commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Sustainable Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Both Proposals 1.A. and 1.B. are Approved
	Bond Income Fund (Target Fund) as of 5/31/25	Short-Term Bond Fund (Target Fund) as of 5/31/2025	Sustainable Bond Fund (Acquiring Fund) as of 5/31/2025	Pro Forma Combined Fund (Both Mergers occur) as of 5/31/25
Management Fees	0.50%	0.50%	0.55%	0.50%[1]
Other Expenses	0.43%	0.50%	0.27%	0.27%
Total Annual Fund Operating Expenses	0.93%	1.00%	0.82%	0.77%
Fee Waiver and Expense Reimbursement	(0.28)%	(0.40)%	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.65%[2]	0.60%[3]	0.65%[4]	0.60%[5]
1 If the Reorganizations are approved, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets.
2 The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Bond Income Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
 3 The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Short-Term Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.60%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
4 The Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Sustainable Bond Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.65%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
5 If the Reorganizations are approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser will commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%.

Example of Fund Expenses
This Example is intended to help investors compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Example assumes an investor invests $10,000 in shares of the Funds for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:
	1 Year	3 Years	5 Years	10 Years
Saturna Bond Income Fund	$95	$297	$515	$1,144
Saturna Sustainable Bond Fund	$83	$261	$454	$1,011
Pro forma Saturna Sustainable Bond Fund (After Reorganization of Bond Income Fund Only)	$83	$261	$454	$1,011
Saturna Short-Term Bond Fund	$102	$319	$554	$1,227
Saturna Sustainable Bond Fund	$83	$261	$454	$1,011
Pro forma Saturna Sustainable Bond Fund (After Reorganization of Short-Term Bond Fund Only)	$83	$261	$454	$1,011
Pro forma Saturna Sustainable Bond Fund (After Both Reorganizations)	$83	$261	$454	$1,011

Fund Turnover
Each Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. The table below shows each Fund’s portfolio turnover rate during its most recent fiscal year ended November 30, 2024, and the fiscal period ended May 31, 2025.
Target Funds	Fiscal Year Ended November 30, 2024	Fiscal period ended May 31, 2025
Saturna Bond Income Fund	4%	4%
Saturna Short-Term Bond Fund	23%	22%

Acquiring Fund	Fiscal Year Ended November 30, 2024	Fiscal period ended May 31, 2025
Saturna Sustainable Bond Fund	25%	17%

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Bond Income Fund, Short-Term Bond Fund, and Sustainable Bond Fund have broadly similar investment objectives and principal investment strategies. The Short-Term Bond Fund seeks capital preservation and current income, the Bond Income Fund seeks current income, and the Sustainable Bond Fund seeks current income and capital preservation. Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareowners.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Target Fund	Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Investment Objective
Current income.	Capital preservation and current income.	Current income and capital preservation.
Principal Investment Strategies
The Fund invests at least 80% of its net assets in bonds, including corporate and government bonds. The Fund invests primarily in US bonds. Under normal circumstances, the Fund maintains a dollar weighted average maturity of six years or more.

The Fund invests at least 80% of its net assets in bonds, including corporate and government bonds. The Fund typically invests in US bonds. Under normal circumstances, the Fund’s dollar-weighted average maturity does not exceed three years.

Under normal conditions, the Fund invests at least 80% of its net assets in bonds of issuers located throughout the world (including emerging markets) that the Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”) believes demonstrate sustainable characteristics.

Target Fund	Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
The Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g. Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, may invest up to 20% in unrated and high-yield bonds (“junk bonds”). Investment-grade investments may include “split rated” securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency.
The Fund invests at least 80% of its net assets in bonds rated within the four highest grades assigned by a national bond rating agency (e.g., Standard & Poor’s: AAA, AA, A, or BBB) at the time of purchase, inclusive of cash, and may invest up to 20% of its net assets in unrated and high-yield bonds (“junk bonds”). Investment-grade investments may include “split rated” securities, which are securities that are rated as investment grade by at least one credit rating agency but rated below investment grade by another agency.

Under normal conditions, the Fund maintains a dollar-weighted average maturity of three years or more, invests at least 65% of its assets in bonds within the four highest grades (AAA, AA, A, or BBB) at the time of purchase, and may invest up to 35% in unrated and high-yield bonds (“junk bonds”).
The Adviser employs a fundamental research driven approach to bond selection and portfolio construction. The adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.
The Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify issuers believed to have robust policies and lower risks in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining.
The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Target Fund	Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Typically, the Fund will hold cash or cash equivalents as a temporary defensive position, and may also invest in high-quality corporate debt obligations and US government obligations. Temporary defensive positions may protect principal in adverse market conditions but could reduce returns if security prices are increasing. Taking a temporary defensive position may keep a Fund from attaining its investment objective.
	Same.	Same.
Investment Adviser
Saturna Capital Corporation	Same.	Same.
Portfolio Managers
Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which she has managed since 2020.

Mr. Pierce S. McCrerey CFA® a fixed income analyst of Saturna Capital, has been the deputy portfolio manager since October 18, 2024.

Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which she has managed since 2023.
Mr. Pierce S. McCrerey CFA®, a fixed income analyst of Saturna Capital Corporation, has been the deputy portfolio manager since October 18, 2024.

Mr. Patrick T. Drum MBA, CFA®, CFP®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person responsible for the day-to-day management of the Saturna Sustainable Bond Fund, a role he assumed at the Fund’s inception in 2015.
Ms. Elizabeth Alm CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role she assumed in 2019.

Comparison of Principal Risk Factors
The principal risks associated with investments in the Bond Income Fund, Short-Term Bond Fund, and the Sustainable Bond Fund are described in the following table. The differences in the Funds’ investment strategies result in some differences in the principal risks for the Funds, with the Sustainable Bond Fund having exposure to the risks associated with global investment, including in emerging markets, and its sustainable investment strategy. The principal risks of investing in the Sustainable Bond Fund are set forth below. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Acquiring Fund, regardless of the order in which it appears.
Market risk
The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Investment strategy risk
The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Interest rate risk
Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter maturities may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Credit risk
Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Sector risk
From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, or regulatory events which may cause the Fund's returns to suffer.

High yield risk
Bonds that are unrated or rated below investment grade, which are known as “junk bonds,” typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value. Unrated securities present additional uncertainty because of the difficulties in determining their comparability to rated securities. Unrated securities are often comparable to below investment-grade securities.

Foreign investing risk
Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk
All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries. In developing markets, these risks are magnified by less mature political systems and weaker corporate governance standards than typically found in the developed world.

Liquidity risk
Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Comparison of Investment Restrictions and Limitations
The fundamental investment restrictions for the Target Funds and the Acquiring Fund are substantially the same, except (1) the Funds have broadly similar, but distinct investment objectives, as described above, and (2) the Bond Income Fund and Short-Term Bond may not, as a fundamental policy, purchase “restricted securities” and the Sustainable Bond Fund is not subject this restriction. A fundamental investment policy of a Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareowner meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
The Bond Income Fund and Short-Term Bond Fund may not, as a fundamental policy, purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable; however, the Sustainable Bond Fund is not subject to this restriction and may invest in restricted securities, which may increase liquidity risk. All other fundamental investment restrictions are the same. Each investment restriction and limitation for a Fund may be found in its SAI.
Investment Restriction	Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Fundamental Investment Restrictions
Borrowing.
The Fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; the Trust is authorized to mortgage or pledge assets of the Fund to the extent necessary to secure such temporary borrowings.
		Same.	Same.
Commodities.	The Fund shall not purchase commodities or commodity contracts.	Same.	Same.
Industry Concentration.	The Fund shall not concentrate investments in a single industry beyond 25% of the total value of a Fund.	Same.	Same.
Diversification.	The Fund operates as a diversified Fund.	Same.	Same.
Loans.	The Fund shall not make loans to others, except for: • the purchase of debt securities; or • the entering into repurchase agreements.	Same.	Same.
Real Estate.
The Fund shall not purchase:
• real estate;
• real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq’s National Market System).
		Same.	Same.

Investment Restriction	Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Fundamental Investment Restrictions
Senior Securities.	The Fund shall not issue senior securities; provided that the Funds may borrow as stated in the borrowing policy.	Same.	Same.
Underwriting.	The Fund shall not act as a securities underwriter, except that they may purchase securities directly from the issuer for investment purposes.	Same.	Same.
Purchasing Securities on Margin.	The Fund shall not purchase securities on margin.	Same.	Same.
Restricted Securities.	The Fund shall not purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable.	Same.	This restriction does not apply.
Investments in Oil and Gas.	The Fund shall not invest in oil, gas, or other mineral exploration leases and programs.	Same.	Same.
Short Sales.	The Fund shall not sell securities short, or purchase or write put or call options.	Same.	Same.
Subchapter M Diversification Requirements
The Fund shall not invest in securities so as to not comply with Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, in that generally at the close of each quarter of the tax year, at least 50% of the value of the Fund’s total assets is represented by:
• cash and cash items, government securities, and securities of other regulated investment companies; and
• other securities.

		Same.	Same.
Management and Control.
The Fund shall not:
• purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser own more than one-half of one percent of the securities of such issuer; or
• invest in any company for the purpose of management or exercising control.

		Same.	Same.

Investment Restriction	Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Fundamental Investment Restrictions
Securities of Other Open-End Investment Companies.
The Fund shall not invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.

	Same.	Same.
Issuer Diversification.
The Fund shall not:
• purchase securities of any issuer in excess of 5% of the Fund’s total assets;
• purchase more than 10% of the outstanding voting securities of any issuer;
• invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation; or
• purchase securities if such Fund’s outstanding borrowings exceed 5% of its net assets.
	Same.	Same.
Warrants.
The Fund’s investments in warrants, valued at the lower of cost or market, shall not exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareowners at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced to sell securities at a time when it might not otherwise have done so, or to forgo exercising the rights.
	Same.	Same.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in the Funds’ SAIs are not fundamental and may be changed by approval of the Trustees.
Comparative Performance Information
After the Reorganization, the Sustainable Bond Fund will be the accounting survivor. This means that the Sustainable Bond Fund will retain its historical investment performance and returns.
Saturna Bond Income Fund (Target Fund)
The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.
Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.
Calendar year total returns for Saturna Bond Income Fund. Year ended December 31
Best Quarter	Q4 2023	7.50%
Worst Quarter	Q1 2022	-7.48%
The calendar year-to-date total return as of September 30, 2025 was 6.54%.

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index.
Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	(0.05)%	(1.43)%	0.88%	3.84%
Return after taxes on distributions	(1.32)%	(2.51)%	(0.32)%	2.32%
Return after taxes on distributions and sale of Fund Shares	(0.58)%	(1.56)%	(0.05)%	1.64%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%	4.36%

1 The Fund began operations March 1, 1993.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Saturna Short-Term Bond Fund (Target Fund)
The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.
Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.

Calendar year total returns for Saturna Short-Term Bond Fund. Year ended December 31
Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2022	-2.53%
The calendar year-to-date total return as of September 30, 2025 was 3.82%.
The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and an additional index with characteristics relevant to the Fund's investment strategies.
Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	3.90%	1.21%	1.41%	2.98%
Return after taxes on distributions	2.71%	0.48%	0.77%	1.81%
Return after taxes on distributions and sale of Fund Shares	2.46%	0.59%	0.76%	1.45%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2]	1.25%	(0.33)%	1.35%	4.24%
Bloomberg US Aggregate 1-3 Year Index (reflects no deduction for fees, expenses or taxes)	4.39%	1.53%	1.61%	3.30%
1 The Fund began operations September 28, 1995.
2 The Fund changed its benchmarks to simplify Fund performance benchmarking and marketing, and to reduce data expenses  related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Saturna Sustainable Bond Fund (Acquiring Fund)
The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.
Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.
Calendar year total returns for Saturna Sustainable Bond Fund. Year ended December 31
Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2022	-2.53%
The calendar year-to-date total return as of September 30, 2025 was 9.01%.
The table below presents the average annual returns of the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1 year, 5 years, and the Life of the Fund compare to those of a broad-based securities market index.
Periods ended December 31, 2024
	1 Year	5 Years	Life of Fund[1]
Return before taxes	(0.74)%	0.35%	1.13%
Return after taxes on distributions	(2.03)%	(0.47)%	0.19%
Return after taxes on distributions and sale of Fund Shares	(1.14)%	(0.09)%	0.38%
Bloomberg Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) [2]	(1.69)%	(1.96)%	0.31%
FTSE World BIG Bond Index (reflects no deduction for fees, expenses or taxes)	(1.48)%	(2.09)%	0.29%
1 The Fund began operations March 27, 2015.
2 The Fund changed its benchmark to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Capitalization
The following table shows the capitalization of the Bond Income Fund and Short-Term Bond Fund and the Sustainable Bond Fund as of November 30, 2025 and of the Sustainable Bond Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Saturna Bond Income Fund	$12,301,699	$4.50	2,732,698
Saturna Short-Term Bond Fund	$14,414,327	$5.02	2,870,380
Saturna Sustainable Bond Fund	$60,147,128	$9.74	6,176,655
Adjustments	$0.00	N/A	0
Pro forma Saturna Sustainable Bond Fund - (After Reorganization of Bond Income Fund only)	$72,448,827	$9.74	7,438,278
Pro forma Saturna Sustainable Bond Fund - (After Reorganization of Short-Term Bond Fund only)	$74,561,455	$9.74	7,655,180
Pro forma Saturna Sustainable Bond Fund - (After both Reorganizations)	$86,863,154	$9.74	8,918,188

Proposal 2: The Reorganization of the Saturna Global High Income Fund, a Series of the Trust, into the Saturna Core Fund, a Series of the Trust.
Considerations Regarding the Reorganization
Please note the following information regarding the Reorganization:
Investment Objectives, Policies, Strategies and Risks of the Funds
•
The Saturna Global High Income Fund and Saturna Core Fund have similar, but not the same, investment objectives. The Saturna Global High Income Fund seeks high income, with a secondary objective of capital preservation, and the Saturna Core Fund seeks long-term appreciation and capital preservation. Each Fund’s investment objective is “fundamental,” which means that it can be changed only with the approval of Fund shareowners.

•
Each Fund invests in a mix of equity and debt securities, with a higher proportion of equity securities to debt securities. Each Fund may invest in equity and debt securities of non-U.S. issuers. When selecting equity securities, each Fund follows a value approach and principally invests in income-producing securities of companies with market capitalizations greater than $5 billion. There are, however, differences between the Funds’ principal investment policies and strategies of which you should be aware.

o
The Global High Income Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high-yield bonds (“junk bonds”). The Global High Income invests at least 40% in equity securities and 30% in debt securities. The Core Fund normally invests 60 to 70% of its assets in a mix of U.S. and foreign equity securities, and 30 to 40% in investment-grade fixed-income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash.

o	The Global High Income Fund may invest in unrated bonds and in higher-yielding, lower-rated bonds (“junk bonds”), while the Core Fund does not invest in lower-rated bonds.

o
The Global High Income Fund invests at least 30% of its assets in non-U.S. issuers, and may invest up to 33% of its assets in securities of issuers in emerging markets. The Core Fund is permitted to invest in equity and debt securities of non-U.S. issuers, but it does not have a minimum percentage in such investments. The Core Fund does not invest in emerging markets as a principal strategy.

o
Effective March 30, 2026, the Core Fund will have a sustainable investing policy, while the Global High Income Fund does not have a sustainable investing policy. Effective March 30, 2026, the Core Fund will seek to invest in issuers that the Adviser believes demonstrate sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. For the Core Fund, the Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term. The Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance.

•
Each Fund’s principal risks include equity securities risk, interest rate risk, credit risk, foreign investing risk, liquidity risk, and large transaction risk. Global High Income Fund is also subject to market risk, high yield risk, and emerging markets risk, which are not principal risks of the Core Fund. Effective March 30, 2026, the Core Fund will be subject to investment strategy risk related to its sustainable investing approach, which is not a principal risk of the Global High Income Fund. The principal risks associated with investments in the Global High Income Fund and the Core Fund are described in the table below. The differences in the Funds’ investment strategies result in some differences in the principal risks for the Funds, with the Global High Income Fund having exposure to risks associated with investing in emerging markets and in higher-yielding, lower-rated bonds (“junk bonds”).

•	The fundamental investment restrictions for the Funds are the same.

Investment Adviser and Other Service Providers
•
Saturna Capital Corporation is the investment adviser and administrator for the Funds. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•
The Funds use the same service providers. Each Fund currently retains Tait, Weller & Baker, LLP as its independent registered public accounting firm; Saturna Brokerage Services, Inc. as its distributor and principal underwriter; UMB Bank, N.A. as custodian; Saturna Capital Corporation as the transfer agent and dividend paying agent; and K&L Gates LLP as legal counsel. The Core Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund
•
Shareowners of the Global High Income Fund will receive shares, with the same aggregate value, of the Core Fund that the shareowner holds in the Global High Income Fund immediately prior to the Reorganization. Shareowners will not pay any sales charges in connection with the Reorganization. See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareowners will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

•
The Funds have identical purchase procedures, exchange rights, and redemption procedures. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix B below.

Fees and Expenses
•
As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, it is estimated that the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Core Fund for the fiscal year following the Reorganization will be 0.92% and 0.75%, respectively, which are lower than or equal to, respectively, the total annual operating expense ratios before and after taking into account the expense limitation arrangement (described below) for the Global High Income Fund for the six-month period ended May 31, 2025, which were 1.05% and 0.75%, respectively. There is no assurance that fees and expenses would not increase after March 30, 2027, when the expense limitation arrangement (described below) for the Core Fund would terminate if it is not renewed by the Adviser and the Board of Trustees.

•
The Funds are subject to the same advisory and administrative fee schedule. Each Fund pays the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets.

•
The Global High Income Fund is subject to a contractual expense limit, whereas the Core Fund currently is not. If Proposal 2 is approved, effective with the Reorganization, the Core Fund will be subject to the same contractual expense limit as the Global High Income Fund, which is 0.75% of average daily net assets.

o
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Global High Income Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%.

o
If Proposal 2 is approved, the Adviser has undertaken to enter into a new contractual expense limit with respect to the Core Fund. Pursuant to this contract, the Adviser would commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Core Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%.

o
Under the new contractual expense limit, the Core Fund would be subject to the same contractual expense limit as the Global High Income Fund, and the contractual expense limit for the Core Fund would extend one year beyond that for the Global High Income Fund.

Costs and Tax Consequences of the Reorganization
•
The Adviser shall bear the expenses relating to the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Funds’ disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to the Global High Income Fund’s portfolio prior to the Reorganization will be borne by the Global High Income Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Global High Income Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Global High Income Fund.

•
The exchange of the Global High Income Fund’s assets solely for the Core Fund’s shares and the latter’s assumption of the Global High Income Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended. The Trust expects that neither the Global High Income Fund nor its shareowners will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•
The Global High Income Fund plans to sell assets in advance of the Reorganization to more closely align its portfolio with the Core Fund’s portfolio. As a result, the Global High Income Fund could recognize net capital gains that would be taxable to Global High Income Fund shareowners as ordinary income and/or long-term capital gain depending on the Global High Income Fund’s holding period for such assets (unless they hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Also, the disposition of assets before the Reorganization could result in the Global High Income Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The plan to transition the Global High Income Fund’s portfolio could change under certain circumstances, including, for example, in response to significant market events.

•
While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize income and gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401 (k) plan or individual retirement account) in the event that the Global High Income Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Global High Income Fund in connection with certain changes made to align its portfolio with that of the Core Fund prior to the Reorganization. It is also expected that the Core Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Global High Income Fund’s shareowners will not receive distributions of such gains after the Reorganization.

Alternatives to the Reorganization
•
If the Global High Income Fund is not reorganized into the Core Fund, the Board may take such further action as they may deem to be in the best interests of the Global High Income Fund and the Core Fund and their shareowners.

Comparative Fee and Expense Tables
The following tables show the fees and expenses of the Saturna Global High Income Fund and the Saturna Core Fund and the estimated pro forma fees and expenses of the Saturna Core Fund after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Expenses for each Fund are based on the operating expenses incurred by the Fund for the six-month period ended May 31, 2025, as disclosed in the Fund’s most recent Semi-Annual Shareowner Report. The pro forma fees and expenses of the Saturna Core Fund assume that the Reorganization has been in effect for the year ended May 31, 2025.

Shareowner Fees
(fees paid directly from your investment)

Global High Income Fund	Core Fund	Pro Forma Core Fund (assuming the Reorganization is approved)
Not Applicable.	Not Applicable.	Not Applicable.

Annual Operating Expenses
(expenses that you may pay each year as a percentage of the value of your investment)

	Global High Income Fund (Target Fund) as of 5/31/2025	Core Fund (Acquiring Fund) as of 5/31/2025	Pro Forma Combined Core Fund as of 5/31/25
Management Fees	0.50%	0.50%	0.50%
Other Expenses	0.55%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.05%	0.92%	0.92%
Fee Waiver and Expense Reimbursement	(0.30)%	n/a	(0.17)%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%[1]	n/a	0.75%[2]
1 The Adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Global High Income Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
2If the Reorganization is approved, the Adviser has undertaken to enter into a new contractual expense limit with respect to the Core Fund. Pursuant to this contract, the Adviser will commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Core Fund’s net operating expenses, excluding taxes, commissions, and extraordinary expenses, do not exceed the annual net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
Example of Fund Expenses
This Example is intended to help investors compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The Example assumes an investor invests $10,000 in shares of the Funds for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Saturna Global High Income Fund	$107	$334	$579	$1,282
Saturna Core Fund	$94	$292	$507	$1,127
Pro forma Saturna Core Fund (After Reorganization)	$94	$292	$507	$1,127

Fund Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. The table below shows each Fund’s portfolio turnover rate during its most recent fiscal year ended November 30, 2024, and the fiscal period ended May 31, 2025.
	Fiscal Year Ended November 30, 2024	Fiscal period ended May 31, 2025
Saturna Global High Income Fund (Target Fund)	0%	0%A
Saturna Core Fund (Acquiring Fund)	17%	8%
A Amount is less than 0.5%

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers
The Saturna Global High Income Fund and the Saturna Core Fund have certain differences in their investment objectives, principal investment strategies, and restrictions. The Saturna Global High Income Fund seeks high income, with a secondary objective of capital preservation, and the Saturna Core Fund seeks long-term appreciation and capital preservation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The Funds’ investment objectives are “fundamental,” which means that they can be changed only with the approval of the Fund shareowners.
Additional information regarding the investment objective and principal investment strategies of each Fund is set forth below:
Target Fund	Acquiring Fund
Saturna Global High Income Fund	Saturna Core Fund
Investment Objective
High income, with a secondary objective of capital preservation.	Long-term appreciation and capital preservation.
Principal Investment Strategies
The Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high-yield bonds (“junk bonds”). The Fund may invest in US and non-US government bonds. It applies a consistent, value-oriented approach to security selection, basing investment decisions on current income and expected total return, adjusted for risk. It adjusts allocations to individual securities to manage the portfolio’s fundamental risks, such as industry, country, currency, inflation, interest rate, liquidity, and credit cycle risks. In addition, the Fund will attempt to capitalize on periodic stress in credit markets, which may result in more volatile current income in exchange for more attractive long-term, risk adjusted total return consistent with its investment objective. The Fund does not, as a principal investment strategy, target any specific maturity dates for its debt securities.

The Fund invests in a mix of equity and debt securities. It normally invests 60 to 70% of its assets in a mix of US and foreign equity securities, and 30 to 40% in investment-grade fixed-income securities (those rated BBB or higher, including government and convertible bonds) including money market instruments and cash.
When selecting equities, the Fund follows a value investing approach and principally invests in income-producing securities of companies in mature markets with market capitalizations greater than $5 billion.
When selecting fixed-income securities, the Fund may utilize a blend of US government securities, US-dollar issues of foreign governments, and investment-grade corporate debt securities, as well as money market instruments, with the aim of managing portfolio volatility and liquidity. To reduce risk, the Fund follows a value investment style, favoring income- producing securities and those of larger, more seasoned companies.

Target Fund	Acquiring Fund
Saturna Global High Income Fund	Saturna Core Fund
When selecting equities, the Fund principally invests in income-producing securities of companies with market capitalizations greater than $5 billion. Under normal circumstances, the Fund invests its assets as follows:
• At least 40% in equity securities
• At least 30% in debt securities
• At least 30% in securities of non-US issuers
• No more than 50% in bonds rated A3 or higher
• No more than 33% in securities of emerging market issuers

Effective March 30, 2026, the Fund seeks to invest in issuers that Saturna Capital Corporation, the Fund’s investment adviser (the “Adviser”), believes demonstrate sustainable characteristics. The Adviser considers issuers with sustainable characteristics to be those issuers that are generally larger, more established, consistently profitable, financially strong, and with robust policies in the areas of the environment, social responsibility, and corporate governance. The Adviser employs a fundamental research driven approach to security selection and portfolio construction. The Adviser’s focus on sustainability considers financial and nonfinancial characteristics from diverse sources including regulatory filings, market data, and data supplied by third-party vendors. The Adviser uses that information to identify issuers with strong balance sheets, capable management teams with a track record of success, good cash flow, prospects for sustainable above-average earnings growth, and to assess issuers’ business models, over the long term.
Effective March 30, 2026, the Adviser employs a sustainable rating system based on its own, as well as third-party, data to identify companies believed to have robust policies in the areas of the environment, social responsibility, and corporate governance (collectively referred to as “sustainability”). The use of third-party data does not include third-party environmental, social, or governance (“ESG”) ratings or criteria established by third parties for third-party ratings. The Adviser’s proprietary scoring system assesses how well a company performs relative to a blend of its industry, sector, and country peers. In addition to the financial considerations discussed above, the Adviser considers non-financial sustainability practices such as carbon emissions, water usage, renewable energy, and fair labor and supply chain practices. The Fund’s sustainability evaluation process considers risks and opportunities holistically, meaning an issuer will not necessarily be excluded from investment due to any one particular factor if the overall analysis results in a favorable evaluation by the Adviser. The Adviser also uses negative screening to exclude companies primarily engaged in higher sustainability risk businesses such as alcohol, tobacco, pornography, weapons, gambling, and companies in the business of fossil fuel extraction, production, or refining. The Fund generally does not invest in any company with exposure to the foregoing businesses, but may invest in a company if the company is not primarily engaged in higher sustainability risk businesses.

Temporary Defensive Strategy
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Typically, the Fund will hold cash or cash equivalents as a temporary defensive position, and may also invest in high-quality corporate debt obligations and US government obligations. Temporary defensive positions may protect principal in adverse market conditions but could reduce returns if security prices are increasing. Taking a temporary defensive position may keep the Fund from attaining its investment objective.
Same.

Target Fund	Acquiring Fund
Saturna Global High Income Fund	Saturna Core Fund
Investment Adviser
Saturna Capital Corporation	Same.
Portfolio Managers
Mr. Bryce R. Fegley MS, CFA®, CIPM®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2012.

Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2023.

Mr. Levi Stewart Zurbrugg MBA, CPA®, CFA®, and Mr. Bryce R. Fegley MS, CIPM®, CFA®, both portfolio managers and senior investment analysts of Saturna Capital Corporation, are the persons jointly and primarily responsible for the day-to-day management of the Fund.
Mr. Zurbrugg is responsible for the equity portion of the portfolio, which he has managed since 2023. Mr. Fegley is responsible for the bond portion of the portfolio, which he has managed since 2020.

Comparison of Principal Risk Factors
The principal risks associated with investments in the Saturna Global High Income Fund and the Saturna Core Fund are described in the following table. The differences in the Funds’ investment strategies result in some differences in the principal risks for the Funds, with the Saturna Core Fund having exposure to the risks associated with mature markets with larger, more seasoned companies, and the Saturna Global High Income Fund having exposure to the risks associated with emerging markets and high-yield bonds (“junk bonds”). The principal risks of investing in the Saturna Core Fund are set forth below. These risks are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of the Saturna Core Fund, regardless of the order in which it appears.
Credit risk
Corporate and sovereign issuers of the notes and certificates in which the Fund invests may not be able or willing to make payments when due, which may lead to default or restructuring of the investment. In addition, if the market perceives deterioration in the creditworthiness of an issuer, the value and liquidity of the issuer’s securities may decline.

Equity securities risk
Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Foreign investing risk
The Fund may invest in securities that are not traded in the United States when market conditions or investment opportunities arise that, in the judgement of the investment adviser, warrant such investment. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation, or confiscation of assets; and (6) differing reporting, accounting, and auditing standards of foreign countries.

Interest rate risk
Changes in interest rates impact prices of fixed-income and related investments. When interest rates rise, the value of fixed-income investments (paying a lower rate of interest) generally will fall. Investments with shorter terms may have less interest rate risk, but generally have lower returns and, because of the more frequent maturity dates, may involve higher re-investment costs.

Investment strategy risk (effective March 30, 2026)
The Adviser believes that sustainable investing may mitigate security-specific risk, but the screens used in connection with sustainable investing reduce the investable universe, which limits opportunities and may increase the risk of loss during market declines.

Large transaction risk
A significant percentage of the Fund’s shares may be owned or controlled by the investment adviser and its affiliates or other large shareowners. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareowners. These inflows and outflows could negatively affect the Fund’s net asset value and performance.

Liquidity risk
Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Market risk
The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Comparison of Investment Restrictions and Limitations
The fundamental restrictions for the Funds are the same, except that the Funds have different investment objectives, as described above. A fundamental investment policy of a Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareowner meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Each investment restriction and limitation for a Fund may be found in its SAI.
Investment Restriction	Saturna Global High Income Fund	Saturna Core Fund
Fundamental Investment Restrictions
Borrowing.
The Fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; the Trust is authorized to mortgage or pledge assets of a Fund to the extent necessary to secure such temporary borrowings.
Same.
Commodities.	The Fund shall not purchase commodities or commodity contracts.	Same.
Industry Concentration.	The Fund shall not concentrate investments in a single industry beyond 25% of the total value of the Fund.	Same.
Diversification.	The Fund operates as a diversified Fund.	Same.
Loans.	The Fund shall not make loans to others, except for: • the purchase of debt securities; or • the entering into repurchase agreements.	Same.
Real Estate.
In addition, the Fund shall not purchase:
• real estate;
• real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or Nasdaq’s National Market System)
Same.

Investment Restriction	Saturna Global High Income Fund	Saturna Core Fund
Fundamental Investment Restrictions
Senior Securities.	The Fund shall not issue senior securities; provided that the Fund may borrow as stated in the borrowing policy.	Same.
Underwriting.	The Fund shall not act as a securities underwriter, except that they may purchase securities directly from the issuer for investment purposes.	Same.
Purchasing Securities on Margin.	The Fund shall not purchase securities on margin.	Same.
Restricted Securities.	The Fund shall not purchase “restricted securities” – those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable.	Same.
Investments in Oil and Gas.	The Fund shall not invest in oil, gas, or other mineral exploration leases and programs.	Same.
Short Sales.	The Fund shall not sell securities short, or purchase or write put or call options.	Same.
Subchapter M Diversification.
The Fund shall not invest in securities so as to not comply with Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund’s total assets is represented by:
• cash and cash items, government securities, and securities of other regulated investment companies; and
• other securities.

Same.
Management and Control.
The Fund shall not:
• purchase or retain securities of any issuer if the officers or trustees of the Trust or its Adviser own more than one-half of one percent of the securities of such issuer; or
• invest in any company for the purpose of management or exercising control.

Same.
Securities of Other Open-End Investment Companies.
The Fund shall not invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker’s commission.

Same.

Investment Restriction	Saturna Global High Income Fund	Saturna Core Fund
Fundamental Investment Restrictions
Issuer Diversification.
The Fund shall not:
• purchase securities of any issuer in excess of 5% of the Fund’s total assets;
• purchase more than 10% of the outstanding voting securities of any issuer;
• invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation; or
• purchase securities if such Fund’s outstanding borrowings exceed 5% of its net assets.

Same.
Warrants.
The Fund’s investments in warrants, valued at the lower of cost or market, shall not exceed 5% of the value of the Fund’s net assets. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareowners at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds’ portfolio securities with the result that the Fund would be forced to sell securities at a time when they might not otherwise have done so, or to forgo exercising the rights.
Same.

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in the Funds’ SAIs are not fundamental and may be changed by approval of the Trustees.

Comparative Performance Information
After the Reorganization, the Saturna Core Fund will be the accounting survivor. This means that the Saturna Core Fund will retain its historical investment performance and returns.
Saturna Global High Income Fund (Target Fund)
The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.
Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.
Calendar year total returns for Saturna Global High Income Fund - Year ended December 31
Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2022	-2.53%
The calendar year-to-date total return as of September 30, 2025 was 15.27%.
The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and to a secondary index with characteristics relevant to the Fund’s investment strategies.
Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	3.14%	2.40%	4.05%	4.29%
Return after taxes on distributions	1.86%	1.24%	2.66%	2.98%
Return after taxes on distributions and sale of Fund Shares	1.82%	1.30%	2.30%	2.54%
Bloomberg World Large & Mid Cap Total Return (reflects no deduction for fees, expenses or taxes	19.30%	11.55%	10.45%	10.92%
Bloomberg Global Equity/Fixed Income 50/50 Index (reflects no deduction for fees, expenses or taxes 2 3	8.44%	4.87%	n/a	n/a

S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes	18.97%	11.38%	10.43%	10.90%
1 The Fund began operations March 30, 2012.
2 The Fund changed its benchmarks to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.
3 Benchmark returns are not available because the life of the benchmark, since its inception, has not yet surpassed the periods indicated.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.
Saturna Core Fund (Acquiring Fund)
The following bar chart presents the calendar year total returns of the Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.
Performance data current to the most recent month-end and quarter-end are available on www.saturna.com/resources/literature.
Calendar year total returns for Saturna Core Fund - Year ended December 31
Best Quarter	Q2 2020	2.99%
Worst Quarter	Q1 2022	-2.53%
The calendar year-to-date total return as of September 30, 2025 was 13.94%.
The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based securities market index and to a secondary index with characteristics relevant to the Fund’s investment strategies.

Periods ended December 31, 2024
	1 Year	5 Years	10 Years	Life of Fund[1]
Return before taxes	9.81%	5.99%	5.76%	5.21%
Return after taxes on distributions	8.77%	5.33%	5.04%	4.61%
Return after taxes on distributions and sale of Fund Shares	7.09%	5.26%	4.83%	4.37%
Bloomberg Developed Markets Large & Mid Cap Total Return Index (reflects no deduction for fees, expenses or taxes)	19.30%	11.55%	10.45%	7.61%
Bloomberg Global Equity/Fixed Income 60/40 Index (reflects no deduction for fees, expenses or taxes) 2 3	10.55%	6.22%	n/a	n/a
Dow Jones Moderate US Portfolio Index (reflects no deduction for fees, expenses or taxes)	8.55%	5.01%	5.80%	5.64%
1The Fund began operations March 30, 2007.
2 The Fund changed its benchmarks to simplify Fund performance benchmarking and marketing, and to reduce data expenses related to Fund benchmarks.
3 Benchmark returns are not available because the life of the benchmark, since its inception, has not yet surpassed the periods indicated.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.
Capitalization
The following table shows the capitalization of the Saturna Global High Income Fund and the Saturna Core Fund as of November 30, 2025 and of the Saturna Core Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.
	Net Assets	Net Asset Value Per Share	Shares Outstanding
Saturna Global High Income Fund	$12,042,565	$12.08	996,916
Saturna Core Fund	$31,290,511	$18.99	1,647,867
Adjustments	$0	n/a	0
Pro forma Saturna Core Fund (After Reorganization)	$43,333,076	$18.99	2,281,889

Additional Information About the Reorganization
Terms of the Reorganization Plan
The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.
The Reorganization Plan provides for the Reorganization to occur on or about March 20, 2026. The Reorganization Plan provides that, in each Reorganization, each Target Fund will transfer all of its assets to its corresponding Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date. In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e.. the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the shares of the Target Fund on the Closing Date and (2) assume all of the liabilities of the Target Funds. Immediately thereafter, the Target Fund will distribute the shares of the Acquiring Fund to the Target Fund’s shareowners as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareowners (except shareowners in whose names accounts thereon already exist) and crediting each shareowner’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional shares of the Acquiring Fund due the shareowner, in complete liquidation (for federal tax purposes) of the Target Fund. As a result, immediately after the Reorganization, those shareowners of the Target Fund’s shares will own shares, as applicable, of the corresponding Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareowners of a Target Fund. Shares will be held in book entry form only. Paper certificates will not be issued. After such distribution, the Trust will take all necessary steps to effect a complete dissolution of each Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).
Until the day prior to the Closing Date, shareowners of each Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareowner in connection with the Reorganization. After the Reorganizations, all of the issued and outstanding shares of each Target Fund will be canceled on the Target Fund’s shareowner records, which will be permanently closed. If the Reorganizations are consummated, a Target Fund’s shareowners will be free to redeem the shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV. Shareowners of the Target Funds may wish to consult their tax advisers as to any different consequences of redeeming their Target Funds shares prior to the Reorganization or exchanging such shares for shares of the corresponding Acquiring Funds in the Reorganization.
The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Reorganizations inadvisable for any of the Funds. The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). In addition, the Reorganization Plan requires that each Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have not federal income or excise tax liability at the time of its Reorganization. In the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund, if any, in connection with certain changes made to its portfolio in advance of the Reorganization, such distribution will be taxable to shareowners as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareowners hold their shares through tax-advantaged arrangements, such as 401 (k) plans or individual retirement accounts. Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be on or about March 20, 2026, or another date determined by the Trust.
Each Target Fund and its shareowners will not incur any direct expenses in connection with the Reorganization. The Adviser will bear the expenses relating to the Reorganization, including the costs of the proxy solicitation and the costs of preparing the Reorganization Plan and the Proxy Statement to seek approval for the Reorganization Plan from each Target Fund’s shareowners. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or would prevent the Reorganization from qualifying as a tax-free reorganization. The costs of the changes to a Target Fund’s portfolio prior to the Reorganization will be borne by that Target Fund. The costs of such changes would be subject to the existing fee waiver/expense reimbursement agreement between the Trust, on behalf of the Target Fund, and the Adviser. However, brokerage commissions associated with such changes are excluded from the fee waiver/expense reimbursement agreement, and thus would be borne by the Target Fund.

The Reorganization Plan may be amended by the Board at any time and in any manner. In addition, the Reorganization Plan may be terminated at or before the Closing by the Board with respect to any Reorganization if circumstances develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable for any Fund.
Description of the Securities to Be Issued
In accordance with the procedures provided for in the Reorganization Plan, the shareowners of each Target Fund will receive shares of the class with the same aggregate value of the corresponding Acquiring Funds that the shareowner holds in the Target Fund immediately prior to the Reorganization as set forth below:
Target Fund	Acquiring Fund
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
Saturna Global High Income Fund	Saturna Core Fund

The Funds have identical purchase procedures, exchange rights and redemption procedures, and the Target Funds have the same purchase, exchange, and redemption procedures as the Acquiring Fund. The Funds’ purchase procedures and exchange rights and redemption procedures are discussed further in Appendix C below.
Board Considerations
The Board met on December 16, 2025, to consider the Reorganizations. Based upon the recommendation of the Adviser, the Board’s evaluation of the relevant information prepared by the Adviser and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust as defined in the 1940 Act, unanimously approved the Reorganization Plan based on a determination that each Reorganization is in the best interests of the Target Funds and the corresponding Acquiring Funds and their respective shareowners, and that the interests of existing Target Funds and Acquiring Funds shareowners will not be diluted as a result of the Reorganization.
In approving each Reorganization, the Board considered the terms of the Reorganization Plan and determined that the Reorganization would provide each Target Fund’s shareowners with the options of: (1) continuing to pursue their investment objective through a combined larger fund that pursues a broadly similar investment objective on a tax-free basis; or (2) for any shareowners who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund of the Trust, which might have tax consequences for them, at any time before or after the Reorganization.
The Board reviewed and analyzed various factors it deemed relevant, including the following factors, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.
The Terms and Conditions of the Reorganization. The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of each Target Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund. The Board also considered that, pursuant to the Reorganization Plan, a Target Fund shareowner would receive the same aggregate value of shares of the corresponding Acquiring Fund as the aggregate value of shares of the Target Fund that the shareowner holds immediately prior to the Reorganization. As a result, the Board determined that the interests of each Fund’s shareowners would not be diluted as a result of the Reorganization.
Investment Objectives, Policies and Limitations. The Board considered that, at the time of each Reorganization, the Funds would have broadly similar, but distinct, investment objectives. The Board considered the differences between each Target Fund and its corresponding Acquiring Fund, as included in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers.” The Board also considered that, with respect to the Reorganization of the Bond Income Fund and Short-Term Bond Fund into the Sustainable Fund, the Target Funds and the Acquiring Fund have the same fundamental investment restrictions, except that the Sustainable Fund is permitted to invest in restricted securities, which may increase liquidity risk. The Board also considered that, with respect to the Reorganization of the Global High Income Fund into the Core Fund, the Target Fund and the Acquiring Fund have the same fundamental investment restrictions. The Board considered that, after each Reorganization, each respective Acquiring Fund would continue to pursue its current investment objective and investment strategy. The Board also considered that the Acquiring Funds’ portfolio managers would continue to manage the Acquiring Funds after the Reorganization.
Comparison of Fund Performance. The Board considered each Fund’s historical investment performance and returns. The Board considered that, for the one-year, three-year, five-year, and ten-year periods ended December 31, 2024, the Sustainable Bond Fund (the Acquiring Fund) had higher average annual total returns (net of fees) than each of the corresponding Target Funds, the Bond Income Fund and the Short-Term Bond Fund. The Board considered that, for the one-year, three-year, five-year, and ten-year periods ended December 31, 2024, the Core Fund (the Acquiring Fund) had higher average annual total returns (net of fees) than the corresponding Target Fund, the Global High Income Fund. The Board also considered the performance of each Acquiring Fund as of November 28, 2025.  Additionally, the Board considered that each Acquiring Fund will be the accounting survivor of its respective Reorganization. This means that each Acquiring Fund will retain its historical investment performance and returns.
Net Assets and Portfolio Composition. The Board considered that, as of November 30, 2025, the asset size of the Bond Income Fund, Short-Term Bond Fund, and the Sustainable Bond Fund was approximately $12,301,699, $14,414,327, and $60,147,128, respectively, with a combined Fund size of approximately $86,863,154 after the Reorganization. The Board considered that, as of November 30, 2025, the asset size of the Saturna Global High Income Fund and the Saturna Core Fund was approximately $12,042,565 and $31,290,511, respectively, with a combined Fund size of approximately $43,333,076 after the Reorganization.
Management and Investment Advisory Fee Rates. The Board considered the advisory and administration fee rates paid by the Target Funds and the Acquiring Funds based on their most recent financial statements and as of May 31, 2025. The Board considered that the Sustainable Bond Fund pays a higher advisory and administrative fee rate to the Adviser (0.55% of the Fund’s average daily net assets) than the corresponding Target Funds (0.50% of each Target Fund’s average daily net assets). The Board considered that, effective with the Reorganizations, the Adviser will enter into an amended Advisory and Administrative Services Agreement to lower advisory and administrative fee that the Sustainable Bond Fund pays the Adviser to an annual rate of 0.50% of the Fund’s average daily net assets. The Board further considered that, effective with the Reorganizations, the Sustainable Bond Fund would be subject to new contractual expense limit (0.60% of average daily net assets) such that after giving effect to each Reorganization, the total annual fund operating expense ratio after fee waivers and/or expense reimbursements (net  expense ratio) of the Sustainable Bond Fund will be the same as or lower than the net expense ratio of each of its corresponding Target Funds through March 30, 2027.
The Board considered that the Global High Income Fund pays the same investment advisory fee rate as Core Fund pays to the Adviser. The Board also considered that the Core Fund’s investment advisory and administrative fee rate would not change following the Reorganization.
Relative Expense Ratios and Waiver Agreements. The Board considered the Funds’ comparative expense ratios based on their most recent financial statements and as of May 31, 2025. The Board considered that, following the Reorganization, (1) the net expense ratio for each Acquiring Fund would be the same as or lower than the current net expense ratio for the corresponding Target Fund and the same as or lower than the current expense cap of the corresponding Target Fund and (2) the gross expense ratio of each Acquiring Fund will be lower than that of the corresponding Target Fund prior to the Reorganization.
The Board considered that the Adviser had agreed for a period until March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%, and the annual net operating expenses of the Core Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%.
Expense Cap
Saturna Sustainable Bond Fund	0.60%
Saturna Core Fund	0.75%

Economies of Scale. The Board considered that, after giving effect to the Reorganization, each Acquiring Fund may achieve economies of scale in connection with an increase in its asset size.
Benefits to the Adviser. The Board considered that, following the Reorganization, there will be no reduction in compensation expenses related to the management and support of the Trust. The Board considered that the Reorganization may increase investment in the Acquiring Funds which would increase advisory fees received by Adviser, and a potential reduction in any costs payable by the Adviser under any applicable contractual fee waivers enjoyed by the Target Funds in excess of any fees that may be waived with respect to any Acquiring Funds. Additionally, the Board considered that, indirectly, the Adviser could benefit from reduced overhead costs attributable to the elimination of the Target Funds, such as a reduction in advisory and administrative expenses which are currently waived by the Adviser.
Best Interests. The Board considered that the Adviser believes that the Reorganizations are in the best interests of the Funds and their shareowners and was recommending approval of the Reorganization Plan to allow the Adviser to put forth its most compelling investment processes and strategies, with key goals of reducing product overlap, reducing expenses, and enhancing efficiency across the product line. The Board considered that each Reorganization is intended to create a larger combined Fund with a broader shareowner base and a larger asset base against which fixed dollar costs may be allocated and potentially create economies of scale to benefit shareowners. The Board considered that each Reorganization combines Funds that invest in the same asset class with a similar investment process, the same investment adviser and significant overlap in portfolio holdings, providing greater opportunity to accelerate growth as a singular offering.
Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for each Fund and its respective shareowners.
Expenses Relating to Reorganization. The Board considered that the Adviser would bear the direct costs of the Reorganization. The Board noted that the Adviser does not anticipate any material indirect expenses related to the Reorganization, but that any such indirect expense would be paid by the Funds, subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and the Adviser. The Board also considered that the Target Funds would pay the brokerage costs associated with the transition of the Target Funds’ portfolio to align with the Acquiring Funds prior to the Reorganization.
Other Alternatives. The Board considered that, if Target Funds shareowners do not approve the Reorganization Plan, the Reorganization will not occur and the Board may take such further action as it may deem to be in the best interest of the Target Funds and the Acquiring Funds and their shareowners.
Federal Income Tax Consequences of the Reorganization
The exchange of the Target Funds’ assets solely for the corresponding Acquiring Funds’ shares and the latter’s assumption of the Target Funds’ liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to consummation of each Reorganization, each Fund participating in such Reorganization will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that - based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) - for federal income tax purposes:
(a)
The Target Fund’s transfer of assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund assumption of the Target Fund liabilities, followed by the Target Fund distribution of those shares pro rata to the Shareowners actually or constructively in exchange for their Target Shares and in complete liquidation of the Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund liabilities or on the subsequent distribution of those shares to the Target Fund shareowners in exchange for their Target Fund shares;

(c)
The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund assets in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Target Fund liabilities;

(d)
The Acquiring Fund basis in each asset it receives from the Target Fund will be the same as the Target Fund basis therein immediately before the Reorganization, and the Acquiring Fund holding period for each such asset will include the Target Fund holding period therefor (except where the Acquiring Fund investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Target Fund shareowner will recognize no gain or loss on the exchange of all its Target Fund shares solely for Acquiring Fund shares pursuant to the Reorganization; and

(f)
A Target Fund shareowner aggregate basis in the Acquiring Fund shares it receives in the Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareowner holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareowner with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof under a mark-to- market system of accounting.
A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of a Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.
In addition, a Reorganization will result in the spreading of tax benefits and tax costs across the larger shareowner base of the combined Fund. On the one hand, the shareowners of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareowners prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareowners of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareowners than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareowners may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareowners.
While each Reorganization is expected to be tax-free for federal income tax purposes, shareowners will receive income and recognize gains for federal income tax purposes (except in the case of tax-advantaged shareowners, such as 401(k) plans or individual retirement accounts) in the event that the Target Fund must make a distribution to its shareowners by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with changes made to align its portfolio with that of the Acquiring Fund prior to the Reorganization. It is also expected that the Acquiring Fund will distribute its recognized gains to its shareowners prior to the Reorganization so that the Target Fund shareowners will not receive distributions of such gains after the Reorganization.
Form of Organization and Rights of Shareowners of the Funds
Governing Law. There are no material differences between rights of shareowners of the Funds. The Target Funds and the Acquiring Funds are each separate series of the Trust, which is organized as a Washington Massachusetts Trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust’s operations are governed by its Declaration of Trust, as amended (the “Declaration of Trust”), By-Laws and applicable state law. The following summary thereof is qualified in its entirety by reference to the Declaration of Trust and By-Laws.
Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because each mutual fund is organized as an entity under state law. The following is a summary of the law governing Washington Massachusetts Trusts, a type of common law trust organized in the State of Washington.
The laws of the State of Washington regarding Massachusetts Trusts allow the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareowner voting and other rights are limited to those provided to the shareowners in the declaration of trust. In resolving matters of interpretation under the laws, courts may look to common law and Washington corporate law.
Under the Declaration of Trust, any shareowner or former shareowner of the Funds will not be held to be personally liable for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind incurred against or with respect to the Trust. The Funds are required to indemnify shareowners and former shareowners against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareowner of the Fund and not because of his or her acts or omissions or for some other reason.

A Washington Massachusetts Trust can limit a trustee’s personal liability. The Declaration of Trust states that, provided they have conducted themselves in good faith and have acted under the reasonable belief that their actions are in the best interests of the Trust, the Trustees will not be responsible for or liable in any event for neglect or wrongdoing of the Trustees or any officer, agent, employee or investment adviser of the Trust, but no Trustee will be protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Investment Company Act also provides that no fund officer or trustee shall be protected from liability to the fund or shareowners for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.
The Declaration of Trust provides for shareowner voting for the election or removal of Trustees; with respect to the approval or termination in accordance with the 1940 Act of any agreement as to which shareowner approval is required by the 1940 Act; with respect to sale or merger and termination of the Trust; with respect to certain amendments of the Declaration of Trust; and with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust or the By-Laws of the Trust, or any registration and/or qualification of the Trust with the SEC or any state, as the Trustees may consider desirable.
Board of Trustees. The Trust Board has six trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Trust. For more information, refer to the Statement of Additional Information to this Proxy Statement, which is incorporated by reference into this Proxy Statement.
Tax Information
Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.
Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds
Service Providers
The Adviser
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust’s investment adviser and administrator (the “Adviser”). Founded in 1989, Saturna Capital Corporation has approximately $9.1 billion in assets under management (as of November 30, 2025). It is also the Adviser to the other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital’s wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp.
Pursuant to the Investment Advisory and Administrative Agreement, the Adviser supervises the investment management of the cash and securities of the Funds, and in that connection, to the extent required, shall furnish to the Funds advice and recommendations on securities to be purchased, held or sold and the portion of the assets to remain uninvested, all according to the investment objectives, powers and restrictions imposed by law or other governing document or writing binding upon the Funds.
The Adviser also furnishes the Funds’ office space, office facilities and equipment, related utilities, telephone service, stationery and supplies, typesetting, personnel (including executive officers), and clerical and bookkeeping services as required to fulfill its obligation as Adviser for the Funds. The Adviser pays the compensation of its executives and employees, whether an officer or employee of the Funds, for all services rendered by them for the Funds as required to fulfill its obligation as Adviser, and shall furnish such office space, facilities, supplies, and services as agreed above. The Adviser pays on behalf of the Funds’ trade association membership and meeting expenses, and the preparation, printing, qualification and offering (but not administration on behalf of a participant or participating entity) of any prototype retirement plan offered by the Funds to Shareowners on the recommendation of the Adviser. The Adviser additionally acts as fund accountant and prepares daily reports of Funds’ net asset values as well as all other financial statements and reports. With the consent of the Trustees, the Adviser at its expense may delegate fund accounting duties to another qualified party. The Funds accountant furnish the Trustees, at any regularly scheduled meeting or at such times as the Trustees may request, a report on all matters pertaining to the services of the Adviser, including but not limited to, a list of the securities in the Funds and a record of brokerage commissions paid. Adviser also acts as transfer agent, registrar, and dividend disbursing agent for the Funds.
Subject to review by the Trustees, the Adviser places all orders for the purchase and sale of securities of the Fund. The Adviser or a subsidiary of the Adviser is permitted to act as a broker (but not a dealer or underwriter) in securities traded by the Fund, subject to review by the Trustees and all pertinent regulations and limitations. No such orders shall be placed in contravention of the Investment Company Act of 1940.
The Funds pay or provide for the payment of its expenses not assumed by the Adviser, which expenses include, without limitation, taxes, brokerage commissions, compensation and expenses of Trustees, legal, accounting and auditing expenses, compliance officers, insurance premiums, custodian fees, the expense of issuing shares of the Funds under the federal securities laws and the regulatory authorities of the various states in which the Funds are authorized to offer its shares, and the expense of preparing, printing and mailing financial reports, investment newsletters, notices and prospectuses for its existing Shareowners.
If all the Proposals are approved, each Fund will pay the Adviser an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets. The Fee is paid monthly.
For the fiscal year ended November 30, 2024, the aggregate advisory fee paid (after fee waivers) were as follows:
Aggregate Advisory Fees
Short-Term Bond Fund	0.50%
Bond Income Fund	0.50%
Sustainable Bond Fund	0.39%
Global High Income Fund	0.50%
Core Fund	0.50%

The investment adviser has committed through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.60% for Saturna Short-Term Bond, 0.65% for Saturna Bond Income, and 0.75% for Saturna Global High Income Fund. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Effective upon the closing of the reorganization of the Saturna Short-Term Bond Fund into the Saturna Sustainable Bond Fund, the investment adviser has committed through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.60% for Saturna Sustainable Bond Fund and 0.75% for Saturna Core Fund. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
Effective upon the closing of the reorganization of the Saturna Global High Income Fund into the Saturna Core Fund, the investment adviser has committed through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that annual net operating expenses, excluding taxes, commissions, and extraordinary expenses do not exceed 0.75% for Saturna Core Fund. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.
For the fiscal year ended November 30, 2024, the investment adviser reimbursed expenses of the Saturna Short-Term Bond Fund, Saturna Bond Income Fund, Saturna Sustainable Bond Income Fund, and Saturna Global High Income Fund such that their net operating expense ratios were 0.60%, 0.65%, 0.65%, and 0.75%, respectively.
A discussion of the Board of Trustees’ consideration and approval of the renewal of the Investment Advisory and Administrative Services Agreement between the Adviser and the Trust, on behalf of each Target Fund and the corresponding Acquiring Fund, is available in the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended November 30, 2024.
Other Service Providers
The Adviser’s wholly-owned subsidiary, Saturna Brokerage Services, Inc., 1300 N. State Street, Bellingham, WA 98225 is a general securities brokerage firm and acts as distributor for the Funds. Ms. Jane K. Carten is President of Saturna Brokerage Services, Inc. All employees of the distributor are also employees of the Adviser. Under the distribution agreement, the distributor is not required to sell a certain number of shares. The offering of shares by the distributor is continuous.
The Funds’ custodian is UMB Bank, NA, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64155. The custodian holds all securities and cash, settles all Fund portfolio securities transactions, receives (on behalf of the Funds) the money from sale of Fund shares, and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from a Fund’s account at the custodian bank.
Tait, Weller and Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, is the independent registered public accounting firm for the Trust and the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year. With pre-approval of the Trustees, they may provide related services such as preparing Fund tax returns. Tait, Weller and Baker LLP will continue to serve as the Acquiring Funds’ independent registered public accounting firm after the Reorganization.
K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.
Rule 12b-l Distribution Plan
None of the Target Funds and Acquiring Funds participate in the Trust’s Rule 12b-1 distribution plan.
Payments to Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary’s website for more information.
“Householding”
One copy of this Proxy Statement may be delivered to multiple shareowners who share a single address unless the Target Funds has received instructions to the contrary. If you would like to obtain an additional copy of this Proxy Statement or a copy of the Target Funds’ most recent Annual or Semi-Annual Shareowner Report, free of charge, write to the Adviser at 1300 North State Street, Bellingham, Washington 98225, Attn: Investor Services, or call 1-800-728-8762. If you received a Proxy Statement for each shareowner at your address and would like to receive a single copy in the future, please contact the Adviser as instructed above.

Additional Information
For additional information regarding your investment in the Acquiring Funds (and other funds in the Trust), including: (1) purchase, exchange and redemption information; (2) valuation of Acquiring Funds shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.
Voting Information
Record Date, Voting Rights and Vote Required
Proxies are being solicited from the shareowners of the Target Funds by the Board for the Meeting to be held at 1:00 p.m. Pacific Time (4:00 p.m. Eastern Time), on February 27, 2026 at the offices of the Adviser, located at 1300 North State Street, Bellingham, Washington 98225, or at such later time made necessary by adjournment.
The Board has fixed the close of business on January 9, 2026 as the record date (the “Record Date”) for the determination of shareowners entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareowners of record as of the Record Date will be entitled to one vote for each whole share owned, and each fractional share owned shall be entitled to a proportionate fractional vote. Regardless of the class of shares they own, shareowners of the Target Funds will vote as a single class on the Plan.
The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. Unless revoked, all valid proxies will be voted in accordance with the specification thereon. If your proxy card is properly executed and you give no voting instructions, your shares will be voted “FOR” approval of the Reorganization Plan. The total number and dollar value of issued and outstanding shares of beneficial interest of the Target Funds as of the Record Date is set forth below.
Outstanding Shares
Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Global High Income Fund
[ ]	[ ]	[ ]
Outstanding Dollar Amounts
Saturna Bond Income Fund	Saturna Short-Term Bond Fund	Saturna Global High Income Fund
[ ]	[ ]	[ ]

The table below shows the number and dollar value of issued and outstanding shares of the Acquiring Funds as of [January 9], 2026.
Outstanding Shares
Saturna Sustainable Bond Fund	Saturna Core Fund
[ ]	[ ]
Outstanding Dollar Amounts
Saturna Sustainable Bond Fund	Saturna Core Fund
[ ]	[ ]
Approval of the Reorganization Plan requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (an “Investment Company Act Majority”) of each Target Fund entitled to vote on the Reorganization Plan. For this purpose, a vote of the holders of a “majority of the outstanding voting securities” of each Target Fund means the lesser of: (a) the affirmative vote of 67% or more of each Target Fund’s shares present at the Meeting, if the holders of more than 50% of each Target Fund’s outstanding shares are present in person or represented by proxy; or (b) the affirmative vote of more than 50% of each Target Fund’s outstanding shares. Shareowners of record who own five percent or more of each Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. The Trust will request broker-dealers, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons.
How to Vote
You may cast your vote by mail, via the internet, and by telephone as set forth below:
Mail:
To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign, and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).
Phone:
Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).
Proxies
All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to its exercise the Target Funds receive a specific written notice to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.
You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to Elliot S. Cohen, Secretary of the Trust, which must be delivered to the Trust prior to the exercise of the proxy. You may also revoke a proxy through execution of a subsequent proxy or attendance and voting in person at the meeting, or if a written notice of your death or incapacity is received by the Trust before the proxy’s vote is counted. Attendance by a shareowner at the Meeting does not, by itself, revoke a proxy.
Quorum and Adjournments
A majority of the shares of each Target Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments. If a quorum of shareowners of each Target Fund is not present at the Meeting, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies, without further notice than by announcement at the Meeting, if the adjourned meeting is held within a reasonable time after the date set for the Meeting. Any business that might have been transacted at the Meeting with respect to the Target Funds may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.
Effect of Abstentions and Broker “Non-Votes”
Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted “FOR” or “AGAINST” any adjournment. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Reorganization Plan. Accordingly, abstentions effectively will be a vote “AGAINST” the Plan. Because the proposal is expected to “affect substantially” a shareowner’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). As there are no proposals on which brokers may vote in their discretion on behalf of their clients, the Target Funds do not expect to receive any broker non-votes.

Solicitation of Proxies
The Target Funds expect that the solicitation of proxies will be made by mail, but also may telephone, Internet, oral or facsimile communications by a proxy solicitor and/or employees of the Adviser who will not receive any compensation from the Trust for such solicitation. The Adviser has retained  Broadridge Financial Solutions, Inc. to aid in the printing and solicitation of proxies, at an anticipated cost of approximately $15,000, plus expenses. The Adviser will bear all direct costs relating to the Reorganization, including the costs of seeking approval from the Target Funds’ shareowners of the Plan.
Other Business and Next Meeting of Shareowners
The Board knows of no other business to be brought before the Meeting. If any other matters come before the Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.
The Target Funds do not hold regular meetings of shareowners. Shareowners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareowners should send their written proposals to the Saturna Mutual Funds, Box N, Bellingham, WA 98227 or Saturna Sustainable Mutual Funds, Box N, Bellingham, WA 98227. Submission of a proposal does not necessarily mean that the proposal will be included.
Financial Highlights
For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Funds and the notes thereto included in the Target Funds’ and Acquiring Funds’ Annual Shareowner Report for the fiscal year ended November 30, 2024, the Target Funds’ and Acquiring Funds’ Semi-Annual Shareowner Report for the fiscal period ended May 31, 2025.
* * * *

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by SATURNA INVESTMENT TRUST, a Washington Massachusetts trust (“Trust”), on behalf of Saturna Global High Income Fund, Saturna Bond Income Fund, and Saturna Short-Term Bond Fund, each a segregated portfolio of assets (“series”) thereof (each, a “Target”), and on behalf of Saturna Core Fund and Saturna Sustainable Bond Fund, each also a series thereof (each, an “Acquiring Fund”).  (Each Target and Acquiring Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be the Obligations of, and all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by, the Trust acting on its behalf,  and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect multiple separate reorganizations described in section 368(a)(1) (all “section” references are to the Internal Revenue Code of 1986, as amended (the “Code”), unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). Each reorganization shall consist of (1) the transfer of all of a Target’s assets to the Acquiring Fund listed on Schedule A to this Plan (“Schedule A”) opposite its name (“corresponding Acquiring Fund”) in exchange for shares in that Acquiring Fund and that Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) that Target’s termination as a series of the Trust, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”).  The consummation of one Reorganization is not contingent on the consummation of any other Reorganization.  (For convenience, the balance hereof -- except as otherwise specifically provided -- refers only to a single Reorganization, one Target, and one Acquiring Fund, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)

The Trust’s board of trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)), (1) has duly adopted this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on its Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Saturna Global High Income Fund, Saturna Bond Income Fund, and Saturna Short-Term Bond Fund each offer one class of shares, designated “Investor Class” shares (“Investor Class Target Shares” or “Target Shares”). Saturna Core Fund and Saturna Sustainable Bond Fund each offer one class of shares, designated “Investor Class” shares (“Investor Class Acquiring Fund Shares” or the “Acquiring Fund Shares”). The Funds’ similarly designated classes of shares have identical characteristics, rights, and preferences.

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approval of Target’s shareholders and the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund.  In exchange therefor, Acquiring Fund shall --

(a)  issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the eighth decimal place) Investor Class Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Investor Class Target Shares by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Investor Class Acquiring Fund Share, and

(b)  assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2. The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target’s books at that time.

1.3. The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except expenses borne by another Target pursuant to paragraph 7.2.  Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4. If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time (including any such gain realized and recognized pursuant to the transactions comprising the Reorganization), then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain ‑‑ and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively ‑‑ for all federal income and excise tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current and any prior tax periods.

1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Target shareholders of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations).  That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts.  Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Investor Class Target Shares shall be credited with the respective pro rata number of full and fractional Investor Class Acquiring Fund Shares, as applicable, due that Shareholder).  The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares of the corresponding class that Shareholder holds at the Effective Time.  All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6. Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7. After the Effective Time, Target shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 -- as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes -- (a) Target shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect that termination.

1.8. Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.  In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns to be duly filed with the appropriate taxing authorities.

2. VALUATION

2.1. For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then‑current prospectus and statement of additional information (“Pro/SAI”) including Target and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2. For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.

2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by Saturna Capital Corporation, in its capacity as the Trust’s Administrator, or (b) in the case of securities subject to fair valuation, in accordance with the respective Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1. Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on March 20, 2026, or a later date as the Trust determines (“Effective Time”).  If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for Fund securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted, so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of the class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored.  The Closing shall be held at the Trust’s offices or at another place as the Trust determines.
3.2. The Trust shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3. The Trust shall direct its transfer agent to deliver to the Trust at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional shares in each outstanding class of Target Shares each Shareholder owns, and (c) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time.

3.4. The Trust shall direct its transfer agent to deliver, (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).

4. CONDITIONS PRECEDENT

4.1. The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

4.1.1. The Trust (a) is a common law trust that is duly organized, validly existing, and in good standing under the laws of the State of Washington, and its Declaration of Trust, dated February 19, 1987, as amended (“Declaration”) has been duly filed in the office of the Secretary of State thereof, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.1.2. Target is a duly established and designated series of the Trust;

4.1.3. The adoption and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of the Trust, with respect to Target, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

4.1.4. At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

4.1.5. The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Washington law, or the Trust’s Declaration or Bylaws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

4.1.6. At or before the Effective Time, either (a) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (b) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

4.1.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.1.8. Target’s Statement of Assets and Liabilities, Fund of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2024, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm (“Tait”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements present fairly, in all material respects, Target’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.1.9.  Since November 30, 2024, the date of the last audited annual financial statement of Target, and since May 31, 2025, the date of the last unaudited semiannual financial statement of Target, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

4.1.10.  All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.1.11.  Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.1.12. Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1.11; from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

4.1.13. At the Effective Time, (1) at least 33⅓% of Target’s Fund assets -- including, for these purposes, a proportionate share of the Fund assets of any RIC (including an exchange-traded fund that is a RIC) in which Target invests -- will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its Fund in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

4.1.14. To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

4.1.15. During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

4.1.16.  All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

4.1.17. Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

4.1.18. Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
4.1.19. Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;
4.1.20.  On the effective date of the Registration Statement (as defined in paragraph 4.3.1), at the time of the Shareholders Meeting (as defined in paragraph 4.2.4), and at the Effective Time, the Trust’s Pro/SAI including Target will (a) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
4.1.21.  The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
4.1.22.  The Acquiring Fund Shares to be delivered to Target hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and
4.1.23.  The Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets ‑‑ each series thereof (including Target) is a managed portfolio of securities, and each Target’s investment adviser and each investment sub-adviser thereof have the authority to buy and sell securities for it.
4.2. The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

4.2.1. The Trust (a) is a Washington trust, and its Declaration has been duly filed in the office of the Secretary of State of Washington, (b) is duly registered under the 1940 Act as an open-end management investment company, which registration is in full force and effect, and (c) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A;

4.2.2. Acquiring Fund is a duly established and designated series of the Trust;

4.2.3. The adoption and performance hereof have been duly authorized at the date hereof by all necessary action on the part of the Board, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Plan constitutes a valid and legally binding obligation of the Trust, with respect to Acquiring Fund, enforceable in accordance with its terms, except as they may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally and general principles of equity;

4.2.4. The adoption and performance hereof shall have been and shall have been approved at a special meeting of the Target’s shareholders called for such purposes (the “Shareholders Meeting”);

4.2.5  No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

4.2.6. The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (a) a conflict with or material violation of any provision of Washington law, the Declaration or the Trust’s Bylaws, or any Undertaking to which the Trust, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound or (b) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to  Acquiring Fund or on its behalf, is a party or by which it is bound;

4.2.7. No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

4.2.8. Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended November 30, 2024, have been audited by Tait and are in accordance with GAAP; those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a Statement of Assets and Liabilities (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

4.2.9.  Since November 30, 2024, the date of the last audited annual financial statement of Acquiring Fund, and since May 31, 2025, the date of the last unaudited semiannual financial statement of Acquiring Fund, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

4.2.10.  All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (a) is in compliance in all material respects with all applicable Regulations pertaining to (1) the reporting of dividends and other distributions on and redemptions of its shares, (2) withholding in respect thereof, and (3) shareholder basis reporting, (b) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (c) is not liable for any material penalties that could be imposed thereunder;

4.2.11.  Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

4.2.12. Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

4.2.13. At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

4.2.14. Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

4.2.15. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

4.2.16. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

4.2.17. Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

4.2.18. Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

4.2.19. There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

4.2.20. Assuming satisfaction of the condition in paragraph 4.1.19, immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

4.2.21.  All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (a) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (b) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust;

4.2.22.  On the effective date of the Registration Statement, at the time of the Shareholders Meeting, and at the Effective Time, (a) the Trust’s Pro/SAI including Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (b) that Pro/SAI and the prospectus included in the Registration Statement will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the foregoing will not apply to statements in or omissions from that prospectus made in reliance on and in conformity with information furnished by the Trust for use therein;

4.2.23.  The information to be furnished by the Trust for use in no-action letters, applications for orders, the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects, will comply in all material respects with federal securities laws and other laws and regulations, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

4.2.24.   The Declaration permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets ‑‑ each series thereof (including Acquiring Fund) is a managed portfolio of securities, and each Fund’s investment adviser and each investment sub-adviser thereof have the authority to buy and sell securities for it.

4.3. The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before, and continuing through, the Effective Time:

4.3.1. No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof on either Fund’s behalf, except for (a) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and a post-effective amendment to the Trust’s registration statement on Form N-1A and (b) consents, filings, and orders that have been made or received or may be required after the Effective Time;

4.3.2. The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

4.3.3. The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

4.3.4. Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

4.3.5. The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

4.3.6. At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

4.3.8. None of the compensation any shareholder or any affiliate thereof receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares that any shareholder holds; none of the Acquiring Fund Shares any Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any shareholder or any affiliate thereof will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

4.3.10. No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, or any shareholder or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

4.3.11. There will be no dissenters to the Reorganization under the applicable provisions of Washington law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

4.3.12. The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

4.3.13. The principal purpose of Acquiring Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

4.3.14. All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

4.3.15. At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

4.3.16. The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this section 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”).  The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(a) Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));
(b) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;
(c) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;
(d) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);
(e) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and
(f) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.
Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
4.3.17. The Trust, on Acquiring Fund’s behalf, shall have executed and delivered at or before the Closing a Certificate confirming that the Trust, on Acquiring Fund’s behalf, assumes all of the Liabilities.
5. EXPENSES
The expenses of the Reorganizations shall be borne by Saturna Capital Corporation as described in the Registration Statement, except that (a) no Target shall bear any brokerage or similar expenses incurred by or for the benefit of another Fund in connection with the Reorganization, which shall be borne by the Fund that directly incurs them, and (b) expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.
6. ENTIRE PLAN; NO SURVIVAL
The Trust, on behalf of any Fund, has not made any representation, warranty, or covenant not set forth herein. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7. TERMINATION OF PLAN
The Board may terminate or delay this Plan with respect to any Reorganization and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
8. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner, provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.
9. MISCELLANEOUS
9.1. This Plan shall be governed by and construed in accordance with the internal laws of the State of Washington, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
9.2. Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on a Fund’s behalf, and its successors and assigns any rights or remedies under or by reason hereof.
9.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
9.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
Adopted as of December 16, 2026

SCHEDULE A

TARGETS	ACQUIRING FUNDS
Saturna Global High Income Fund Investor Class	Saturna Core Fund Investor Class
Saturna Bond Income Fund Investor Class	Saturna Sustainable Bond Fund Investor Class
Saturna Short-Term Bond Fund Investor Class	Saturna Sustainable Bond Fund Investor Class

Appendix B

Ownership Of Shares
To each Fund’s knowledge, as of January 9, 2026, the below were all of the beneficial and record owners of 5% or more of any class of the Funds. The table also sets forth the estimated percentage of the Acquiring Funds that would have been owned by such parties assuming the proposed Reorganization had occurred on January 9, 2026. The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated. A shareowner who owns beneficially 25% or more of the outstanding securities of at least one the Target Funds is presumed to “control” that Target Fund as defined in the 1940 Act and may be able to determine the outcome of a shareowner meeting. Such control may affect the voting rights of other shareowners.
Saturna Bond Income Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Percentage Owned After the Reorganization
Saturna Short-Term Bond Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Percentage Owned After the Reorganization
Saturna Sustainable Bond Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Percentage Owned After the Reorganization
Saturna Global Income Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Percentage Owned After the Reorganization
Saturna Core Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Percentage Owned After the Reorganization

B-1

Appendix C

Investment Information
Shareowners receive annual and semi-annual reports for the Funds in which they invest, which include information about Fund expense, performance, fund statistics, and material changes to a Fund. The audited financial statements of each Fund for the year ended November 30, 2024, included in the Funds’ Form N-CSR for the fiscal period ended November 30, 2024, are available upon request. Investors may obtain current share prices daily on financial information websites, by calling 1-888-732-8762, on electronic quotation systems, and at www.saturna.com/resources/literature. The following symbols can be used to obtain quotations and other information:
Saturna Short-Term Bond Fund	STBFX
Saturna Bond Income Fund	SBIFX
Saturna Sustainable Bond Fund	SEBFX
Saturna Global High Income Fund	SGHIX
Saturna Core Fund	SCORX

This Prospectus, financial reports, performance information, proxy voting records, and other useful information are also available at www.saturna.com/resources/literature. Portfolio holdings are provided each month-end online (see the Statement of Additional Information for a description of portfolio disclosure policies).
Investment Adviser
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is Saturna Investment Trust’s (the “Trust”) investment adviser and administrator (“Saturna Capital” or the “Adviser”). Founded in 1989, Saturna Capital Corporation has approximately $9.1 billion in assets under management (as of November 30, 2025). It is also the Adviser to the other funds of the Saturna Investment Trust, the Amana Mutual Funds Trust, and to separately managed accounts. Saturna Capital’s wholly-owned subsidiary in Malaysia manages separate accounts and investment funds. Another wholly-owned subsidiary, Saturna Environmental Corporation, owns an environmental education camp.
Mr. Bryce R. Fegley CFA®, MS, CIPM®, portfolio manager of Saturna Global High Income Fund and bond portfolio manager of Saturna Core Fund, joined Saturna Capital in 2001. He is also deputy portfolio manager of Saturna International Fund and Amana Income Fund. For Saturna Capital he has worked in brokerage, investment research, and its Malaysian investment advisory subsidiary.
Mr. Levi Stewart Zurbrugg MBA, CFA®, CPA®, equity portfolio manager of Saturna Core Fund, joined Saturna Capital in 2019. He is also deputy portfolio manager of Saturna Global High Income Fund, and Amana Developing World Fund. From 2014 to 2017, Mr. Stewart Zurbrugg served as a sector analyst for Sustainability Accounting Standards Board.
Mr. Patrick T. Drum MBA, CFA®, CFP®, portfolio manager of Saturna Sustainable Bond Fund, joined Saturna Capital in 2014. From 2007- 2014, Mr. Drum was a senior portfolio manager with UBS Financial Services specializing in the investment of non-US fixed-income portfolios employing an ESG screening process.
Ms. Elizabeth Alm CFA®, portfolio manager of Saturna Short-Term Bond and Saturna Bond Income Funds, joined Saturna Capital in 2018. Ms. Alm is also the deputy portfolio manager of the Saturna Sustainable Bond and Amana Participation Funds. From 2007 to 2018, Ms. Alm was a senior research analyst with Wells Fargo Asset Management focusing on high-yield municipal bonds.
Mr. Pierce S. McCrerey, CFA®, deputy portfolio manager for Saturna Short-Term Bond Fund and Saturna Bond Income Fund, has been a fixed income analyst with Saturna Capital since June 2021. He graduated from Montana State University in Bozeman with a BS in Business Finance and a minor in Entrepreneurship.
See the Statement of Additional Information for a discussion of their compensation, other accounts managed, and ownership of the Saturna Funds. Portfolio managers may maintain substantial positions in the Saturna mutual funds and generally do not purchase individual securities for their own accounts.

Advisory Fee
Each Fund pays Saturna Capital an advisory and administrative fee at an annual rate of 0.50% of the Fund’s average daily net assets.
For the fiscal year ended November 30, 2024, the aggregate advisory fee paid (after performance adjustments and fee waivers) were as follows:
Target Fund Aggregate Advisory Fee		Acquiring Fund Aggregate Advisory Fees
Saturna Short-Term Bond Fund Saturna Bond Income Fund	0.50% 0.50%	Saturna Sustainable Bond Fund	0.39%

Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.65%.
Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of each of the Bond Income Fund and Short-Term Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.65% for the Bond Income Fund and 0.60% of the Short-Term Bond Fund.
If Proposal 1 is approved, the Adviser has undertaken to enter into a new, lower contractual expense limit with respect to the Sustainable Bond Fund. Pursuant to this contract, the Adviser would commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Sustainable Bond Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.60%.
Under the new contractual expense limit, the Sustainable Bond Fund would be subject to a lower contractual expense limit than the Bond Income Fund and the same contractual expense limit as the Short-Term Bond Fund, and the contractual expense limit for the Sustainable Bond Fund would extend one year beyond that for the Bond Income Fund and the Short-Term Bond Fund.
Target Fund Aggregate Advisory Fees		Acquiring Fund Aggregate Advisory Fees
Saturna Global High Income Fund	0.50%	Saturna Core Fund	0.50%

Pursuant to a contract, the Adviser has committed, through March 30, 2026, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Global High Income Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%.
If Proposal 2 is approved, the Adviser has undertaken to enter into a new contractual expense limit with respect to the Core Fund. Pursuant to this contract, the Adviser would commit, through March 30, 2027, to waive fees and/or reimburse expenses to the extent necessary to ensure that the annual net operating expenses of the Core Fund, excluding brokerage commissions, taxes and extraordinary expenses, do not exceed an annual rate of average daily net assets of 0.75%.
Under the new contractual expense limit, the Core Fund would be subject to the same contractual expense limit as the Global High Income Fund, and the contractual expense limit for the Core Fund would extend one year beyond that for the Global High Income Fund.
A discussion of the Board of Trustees’ consideration and approval of the renewal of the Investment Advisory and Administrative Services Agreement between the Adviser and the Trust, on behalf of each Target Fund and the corresponding Acquiring Fund, is available in the Funds’ Annual Financial Statements and Additional Information for the fiscal year ended November 30, 2024.

Fund Share Pricing

Each Fund computes its daily share price (net asset value) using market prices as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Fund shares are not priced on the days when New York Stock Exchange trading is closed (typically weekends and US national holidays). Equity securities traded on a national securities exchange and over-the-counter securities are valued at the last reported sale price on the valuation day. Bonds and other fixed-income securities are valued at prices supplied by one or more independent pricing services, which generally reflect valuations provided by securities broker-dealers and analysis conducted by the independent pricing service. Securities for which there are no sales are valued at the latest bid price. Occasionally there may be days without a readily available market price for a security. These may happen when trading in a security is suspended, the market on which a security is principally traded closes early, or trading volume is insufficient to produce a reliable quoted or computed price. When this occurs, a fair value for such security is determined in good faith. The Board of Trustees has designated the investment adviser (Saturna Capital) as each Fund’s valuation designee to perform fair value functions in accordance with valuation policies and procedures adopted by the investment adviser, subject to the Board of Trustee’s oversight. Using fair value to price a security may result in a value different from the security’s most recent closing price and from the prices used by other mutual funds to calculate their share prices.
Bond Markets and foreign markets may close before the time as of which the share price is computed. Because of this, events occurring after the close of the bond market or a foreign market and before the share price computation may have a material effect on bond and foreign security prices. To account for this, the Funds use evaluations provided by an independent pricing service for bonds and foreign securities. Evaluations for foreign securities are based on the foreign securities’ most recent closing market prices as of 4 p.m. Eastern time and correlations with broad market indices, sector indices, equity index futures contracts, American Depositary Receipts, and other factors. Foreign securities may trade on weekends or other days when the Funds do not price their shares. As a result, the share price may change on days when you will not be able to purchase or redeem shares.
Additional information about portfolio security valuation, including foreign securities, is contained in the Trust’s Statement of Additional Information (SAI).
Purchase and Sale of Fund Shares
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. For most accounts, we will ask for a photocopy of your driver’s license or other identifying documents.
You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Fund(s) of your choice. Certain account types may be opened online. The minimum initial investment for each Fund is $1,000. The Funds do not accept initial orders via telephone or unaccompanied by payment.
A broker-dealer or other financial intermediary that maintains an account with a Fund in the intermediary’s clients as nominee for the benefit of the intermediary’s clients may aggregate client orders to meet the $1,000 initial minimum investment. In addition, shares of the Funds are available for purchase without any minimum initial investment by:
•	Qualified and non-qualified employer-sponsored retirement or benefit plans, including 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and deferred compensation plans;

•	Qualified retirement or benefit plans, including IRA, ESA, and HSA plans serviced as trustee by Saturna Trust Company; and

•	Fee-based advisory programs (including mutual fund wrap programs) sponsored by financial intermediaries that provide bundled services for a fee.

The price applicable to purchases and redemptions of Fund shares is the price next computed after receipt of a purchase or redemption request in proper order. There are no sales charges or loads. The Funds may reject purchases for any reason, such as excessive trading. In addition, anti-money laundering regulations limit acceptance of third-party checks and money orders.
Shareowners may purchase additional shares of either class of shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire.
With prior authorization, purchase orders can be entered at www.saturna.com.
Shareowners may authorize the purchase or redemption of shares via electronic funds transfer (“EFT”) by completing the appropriate section of the application. The authorization must be received at least two weeks before EFT can be used. To use EFT to purchase or redeem shares, simply call 800-728-8762 (800-SATURNA). Investors may also wire money to purchase shares, though the wiring bank typically charges a fee for this service. Please notify Saturna Capital when you are wiring money.
Each time shares are purchased or redeemed, a confirmation is sent showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.
Shareowners may request a redemption of all or part of their investment on any business day of the Funds. The Funds pay redemption proceeds in US dollars, and the amount per share received is the price next determined after receipt of a redemption request in proper order. The amount received depends on the value of the investments of that Fund on that day and may be more or less than the cost of the shares being redeemed.
If you are redeeming shares that you recently purchased by check, the Funds may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. If you are redeeming shares that you have recently purchased by EFT, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by EFT to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.
The Funds normally send redemption proceeds within one day; however, if the Funds reasonably believe that a cash redemption would negatively impact the operations of a Fund or that the shareowner may be engaged in market-timing or frequent trading, the Funds reserve the right to delay payment of the redemption proceeds for up to seven calendar days. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on market outlook, portfolio and investor transactions, and other relevant criteria. Unlike many mutual funds, the Funds do not maintain a bank line of credit that could be used to meet short-term liquidity needs. The Funds (except for the Saturna Sustainable Bond Fund) typically expect to meet redemption requests, under both normal and stressed market conditions, by redeeming cash and cash equivalent portfolio holdings and/or selling portfolio securities or other instruments.
The Funds also reserve the right to redeem an investor’s shares in kind (i.e., providing investors with portfolio securities instead of cash), in whole or in part to meet redemption requests in both normal and stressed market conditions and other appropriate circumstances. The Funds may also use redemptions in kind for certain Fund shares held by ReFlow. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds used to compute their NAV. The Funds redeem in kind when Saturna Capital or the Board of Trustees determines that it is in the best interests of a Fund’s shareowners as a whole. There can be no assurance that the Funds will be able to manage liquidity successfully in all market environments. Under stressed conditions, the Fund may not pay redemption proceeds in a timely fashion.
The Funds reserve the right to change the terms of purchasing shares and services offered.
There are several methods you may choose to redeem shares:
Written Request

Write:	Saturna Mutual Funds Box N Bellingham, WA 98227-0596	or	Saturna Sustainable Funds Box N Bellingham, WA 98227-0596
Or Fax:	360-734-0755		360-734-0755
Or Email:	Investorservices@saturna.com		Investorservices@saturna.com
You may redeem shares by a written request and choose one of the following options for the proceeds:
•	Redemption check (no minimum)

•	Federal funds wire ($5,000 minimum)

Note: Signatures on written requests, such as payments directed to a third party, may need to be guaranteed by a national bank, trust company, or by a member of a national securities exchange.
Prevailing rates apply to federal funds wires and expedited courier service for redemption checks. The Funds cannot guarantee delivery times.

Telephone Request

Call: 1-800-728-8762 or 1-360-734-9900
Unless Saturna is notified in advance that you do not want this privilege, for telephone requests, the Funds will endeavor to confirm that instructions are genuine. The caller must provide:
•	the name of the person making the request,

•	the name and address of the registered owner(s),

•	the account number,

•	the amount to be redeemed, and

•	the method for remittance of the proceeds

Online
Visit: www.saturna.com/resources/ literature
To initiate transactions online, shareowners must first complete an Online Access and E-Delivery form available on www.saturna.com or by calling toll-free 1-800-728-8762. When accessing their account, users must provide their username and password, and possible security prompts.
You may choose one of the following options for the proceeds:
•
Redemption check (no minimum) sent to registered owner(s) at the account address of record. Note: redemption checks sent to other than registered owners may require a written request with a signature guarantee.

•
Electronic Funds Transfers ($100 minimum) with proceeds transmitted to your bank account as designated by the EFT authorization on your application or banking authorization form. The transfer agent must receive the EFT authorization at least two weeks before EFT can be used.

•
Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital Corporation is the adviser. If the exchange is your initial investment into a Fund, the new account will automatically have the same registration as your original account. Exchanges are currently available via written and telephone requests.

As the transfer agent, Saturna may also require a form of personal identification. Neither the transfer agent nor the Funds will be responsible for the results of transactions they reasonably believe genuine.
The shares and/or uncashed checks of redemptions, dividends, or distributions may be transferred to your state of residence if no activity occurs within your account during an “inactivity period” specified in your state’s laws. The shareowner’s last known address of record determines which state has jurisdiction. Some states, such as Texas, allow shareowners to designate a representative to receive escheatment (transfer) notifications if their account is being transferred to a state government.
The Funds may restrain any account and suspend account services when: a Fund believes that there may exist a dispute between the registered or beneficial account owners; the Funds believe that a transaction may be fraudulent; in cases of abusive or threatening conduct or suspected illegal activity; or if the Funds are unable to verify the identity of the person(s) or entity opening an account or requesting a transaction.
Purchase and Sale of Fund Shares Through Financial Intermediaries
The Funds have authorized financial intermediaries (such as securities brokers or dealers, retirement plan recordkeepers, banks, and trust companies) to receive purchase, redemption, and exchange orders on behalf of the Funds. These authorized intermediaries may designate other intermediaries to receive such orders. A Fund will be deemed to have received a purchase, redemption, or exchange order when an authorized intermediary (or its designee) receives the transaction request in good order.
If you purchase shares through an intermediary, the transfer agent may not have your account information. If so, you must contact your intermediary to perform transactions. Investors should be aware that intermediaries might have policies different than the Funds’ policies regarding purchases, redemptions, or exchanges and these may be in addition to or in place of the Funds’ policies. For more information about these restrictions and policies, please contact your broker, retirement plan administrator, or other intermediary.
Distributions
The Funds intend to distribute their net investment income and net realized capital gains, if any, to their shareowners. Distributions from net capital gains are paid annually, typically by the end of the year. Saturna Short-Term Bond and Saturna Bond Income Funds declare income dividends daily, which are reinvested or distributed (paid) monthly. As a result of their investment strategies, Saturna Short-Term Bond and Saturna Bond Income Funds expect that their dividends will consist primarily of ordinary income.
Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.
Both dividends and capital gains distributions are paid in additional full and fractional shares of the Fund owned. At your option, you may receive dividends and/or capital gain distributions greater than $10 in cash. Dividends or capital gains in amounts less than $10 will be reinvested. If you do not indicate any choice on your application, your dividends will be reinvested. You are notified of each dividend and capital gain distribution at the end of the month when paid.
Returned dividend checks and dividend checks that remain uncashed for six months will be automatically reinvested into your account and invested in additional shares of the Fund; future dividends in such accounts will continue to be reinvested until the shareowner is located or the account is closed.
Frequent Trading Policy
The Funds are intended for long-term investment and do not permit rapid trading. The Funds’ Board of Trustees has adopted a Frequent Trading Policy that attempts to identify and limit rapid trading. Rapid trading may lead to higher portfolio turnover, which may negatively affect performance or increase costs, thereby adversely affecting other shareowners
To the extent reasonably practicable, the Funds monitor trading in their shares in an effort to identify trading patterns that appear to indicate frequent purchases and redemptions that might violate the Frequent Trading Policy. If the Funds believe that they have identified a pattern of such trading (whether directly through a Fund, indirectly through an intermediary, or otherwise), they may, in their sole discretion, temporarily or permanently bar future purchases of shares of the Funds (or any other fund managed by the investment adviser) by the account holder, or any accounts under common control (such as those advised by an investment manager or any other type of asset allocator).
In making such a judgment, factors considered may include the size of the trades, the frequency and pattern of trades, the methods used to communicate orders, and other factors considered relevant.
Although this process involves judgments that are inherently subjective, the Funds seek to make decisions that are consistent with the interests of the Funds’ shareowners. The Funds reserve the right to refuse or revoke any purchase order for any reason the Fund, the transfer agent, or a Fund’s investment adviser believes to be contrary to the Frequent Trading Policy.
The Funds often receive orders through financial intermediaries who trade Fund shares through omnibus accounts (i.e., a single account in which the transactions of individual shareowners are combined). When possible, the Funds obtain contractual agreements with intermediaries to enforce the Funds’ redemption policies, and rely on intermediaries to have reasonable procedures in place to detect and prevent market timing of Fund shares. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts. Some intermediaries trade shares of several funds and cannot always enforce a particular fund’s policies.
Tax Consequences
Dividends and capital gains distributions may be subject to income tax, whether they are paid in cash or reinvested in additional Fund shares, depending on the type of distribution, the type of your account, and your city, state, and country of tax residence.
An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to income tax.
Shareowners receive quarterly statements. The year-end statement should be retained for tax accounting. As transfer agent, Saturna Capital Corporation keeps each account’s entire investment transaction history and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each February, the Funds’ transfer agent reports to each shareowner (consolidated by US taxpayer identification number) and to the Internal Revenue Service (“IRS”) the amount of each redemption transaction of the shareowner and the amount of dividends and capital gains distributions he or she received for the preceding calendar year. Capital gains a Fund distributes may be taxed at different rates, depending on the length of time the Fund held its investments on which the gains were realized.
Tax regulations require reporting cost basis information to you and the IRS on Form 1099-B. This information is reported using a cost basis method selected by you or, in the event no cost basis method was selected, our default method (FIFO - First In, First Out). Please note that the cost basis information reported to you may not always be the same as what you report on your tax return, as different rules may apply. You should save your transaction records to make sure the information reported on your tax return is accurate.
To avoid being subject to federal backup withholding tax on dividends and other distributions, you must furnish your correct Social Security or other tax payer identification number when you open an account.
Distributions to shareowners who are not US tax payers may be subject to withholding tax unless an applicable tax treaty provides for a reduced rate or exemption. Capital gains distributions paid by the Funds are not subject to withholding when paid to shareowners who are not US taxpayers.
Distribution Arrangements
The Saturna Funds intend to comply with the concept of Clean Shares as defined by the United States Securities and Exchange Commission. Clean Shares are characterized by a lack of any ongoing distribution expenses, sub-transfer agency, or recordkeeping fees, and that financial intermediaries transact shares solely on an agency basis. When you purchase Clean Shares through a financial intermediary, such as a broker-dealer or financial adviser, you may be charged a transaction fee or commission to purchase the shares.
Shares of the Funds are Clean Shares.
Shares may be purchased and sold through intermediaries, such as broker-dealers, financial advisers, and retirement plan administrators, having agreements with the Funds. These intermediaries may require the Adviser/Distributor to the Funds to share revenues to compensate the intermediaries for their services. Any such payments could be characterized as “revenue sharing.” An intermediary’s receipt or expectation of receipt of revenue sharing payments could influence an intermediary’s recommendation of the Funds. You should review your intermediary’s compensation practices for that information. For more information, see the Funds’ Statement of Additional Information.

Appendix D

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund’s tables represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions).
The Target Funds’ financial information for the six months ended May 31, 2025 has not been audited. The Target Funds’ financial statements for this period are included in the Target Funds’ Semi-Annual Report, which you may obtain upon request. The information in the financial highlights with respect to the Target Funds for the fiscal years ended November 30, 2020, 2021, 2022, 2023, and 2024 has been derived from the Target Funds’ financial statements audited by Tait, Weller & Baker, LLP, the Target Funds’ Independent Registered Public Accounting Firm, whose report, along with the Target Funds’ financial statements, is included in the Target Funds’ Annual Report, which you may obtain upon request.
The Acquiring Funds’ financial information for the six months ended May 31, 2025 has not been audited. The Acquiring Fund’s financial statements for this period are included in the Acquiring Fund’s Semi-Annual Report, which you may obtain upon request. The information in the financial highlights with respect to the Acquiring Funds for the fiscal years ended November 30, 2020, 2021, 2022, 2023, and 2024 has been derived from the Acquiring Fund’s financial statements audited by Tait, Weller & Baker, LLP, the Acquiring Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Acquiring Fund’s Annual Report, which you may obtain upon request.

Acquiring Fund – Saturna Sustainable Bond Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$9.25	$9.28	$9.02	$10.02	$10.25	$9.70
Income (loss) from investment operations: Net investment income	0.20	0.41	0.36	0.22	0.20	0.23
Net gains (losses) on investments (both realized and unrealized)	0.12	(0.10)	(0.04)	(0.98)	(0.42)	0.42
Total income (loss) from investment operations	0.32	0.31	0.32	(0.76)	(0.22)	0.65
Less distributions: Dividends from net investment income	(0.29)	(0.34)	(0.06)	(0.05)	(0.01)	(0.10)
Distributions from net realized gains	–	–	–	(0.19)	–	–
Total distributions	(0.29)	(0.34)	(0.06)	(0.24)	(0.01)	(0.10)
Net asset value, end of period	$9.28	$9.25	$9.28	$9.02	$10.02	$10.25
Total returnA	3.62%	3.36%	3.35%	(7.83)%	(2.14)%	6.78%
Ratios and supplemental data: Net assets, end of period	$43,535	$36,291	$29,455	$28,705	$26,048	$21,973
Ratios to average net assets: Expenses, before reimbursements and creditsB	0.82%	0.81%	0.83%	0.74%	0.86%	0.85%
Expenses, net of reimbursementsB	0.67%	0.67%	0.67%	0.66%	0.66%	0.67%
Expenses, net of reimbursements and creditsB	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income, net of reimbursements and creditsB	4.51%	4.48%	3.89%	2.35%	1.99%	2.33%
Portfolio turnover rateA	17%	25%	54%	80%	65%	63%
A Not annualized for period of less than one year
B Annualized for periods of less than one year

Target Fund – Saturna Bond Income Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$4.43	$4.28	$4.37	$5.40	$5.65	$5.34
Income (loss) from investment operations: Net investment income	0.08	0.13	0.13	0.12	0.13	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.10)	0.15	(0.09)	(1.03)	(0.25)	0.31
Total income (loss) from investment operations	(0.02)	0.28	0.04	(0.91)	(0.12)	0.45
Less distributions: Dividends from net investment income	(0.08)	(0.13)	(0.13)	(0.12)	(0.13)	(0.14)
Total distributions	(0.08)	(0.13)	(0.13)	(0.12)	(0.13)	(0.14)
Net asset value, end of period	$4.33	$4.43	$4.28	$4.37	$5.40	$5.65
Total returnA	(0.50)%	6.73%	0.86%	(16.94)%	(2.19)%	8.48%
Ratios and supplemental data: Net assets, end of period	$11,730	$11,105	$10,074	$9,814	$12,533	$14,042
Ratios to average net assets: Expenses, before reimbursements and creditsB	0.93%	0.85%	0.96%	1.03%	0.58%	0.63%
Expenses, net of reimbursementsB	0.65%	0.65%	0.65%	0.65%	0.53%	0.48%
Expenses, net of reimbursements and creditsB	0.65%	0.65%	0.65%	0.65%	0.53%	0.48%
Net investment income, net of reimbursements and creditsB	3.58%	3.08%	2.91%	2.58%	2.31%	2.50%
Portfolio turnover rateA	4%	4%	0%	0%	3%	13%
A Not annualized for period of less than one year
B Annualized for periods of less than one year

Target Fund – Saturna Short-Term Bond Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$4.95	$4.86	$4.80	$5.07	$5.17	$5.08
Income (loss) from investment operations: Net investment income	0.08	0.14	0.09	0.06	0.06	0.08
Net gains (losses) on investments (both realized and unrealized)	0.03	0.09	0.07	(0.27)	(0.10)	0.09
Total income (loss) from investment operations	0.11	0.23	0.16	(0.21)	(0.04)	0.17
Less distributions: Dividends from net investment income	(0.08)	(0.14)	(0.10)	(0.06)	(0.06)	(0.08)
Total distributions	(0.08)	(0.14)	(0.10)	(0.06)	(0.06)	(0.08)
Net asset value, end of period	$4.98	$4.95	$4.86	$4.80	$5.07	$5.17
Total returnA	2.15%	4.71%	3.28%	(4.15)%	(0.88)%	3.46%
Ratios and supplemental data: Net assets, end of period	$13,984	$12,545	$10,833	$12,309	$11,920	$11,426
Ratios to average net assets: Expenses, before reimbursements and creditsB	1.00%	0.86%	0.90%	0.88%	0.66%	0.90%
Expenses, net of reimbursementsB	0.60%	0.60%	0.60%	0.60%	0.59%	0.60%
Expenses, net of reimbursements and creditsB	0.60%	0.60%	0.60%	0.60%	0.59%	0.60%
Net investment income, net of reimbursements and creditsB	3.06%	2.78%	1.95%	1.23%	1.07%	1.64%
Portfolio turnover rateA	22%	23%	24%	41%	29%	36%
A Not annualized for period of less than one year
B Annualized for periods of less than one year

Acquiring Fund – Saturna Core Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$17.50	$15.22	$14.87	$16.20	$14.81	$14.31
Income (loss) from investment operations: Net investment income	0.15	0.32	0.26	0.21	0.24	0.19
Net gains (losses) on investments (both realized and unrealized)	(0.05)	2.21	0.30	(1.03)	1.36	1.13
Total income (loss) from investment operations	0.10	2.53	0.56	(0.82)	1.60	1.32
Less distributions: Dividends from net investment income	(0.31)	(0.25)	(0.19)	(0.25)	(0.21)	(0.20)
Distributions from net realized gains	(0.15)	–	(0.02)	(0.26)	–	(0.62)
Total distributions	(0.46)	(0.25)	(0.21)	(0.51)	(0.21)	(0.82)
Net asset value, end of period	$17.14	$17.50	$15.22	$14.87	$16.20	$14.81
Total returnA	0.67%	16.84%	3.88%	(5.32)%	10.95%	9.72%
Ratios and supplemental data: Net assets, end of period	$27,566	$26,794	$21,195	$19,282	$18,932	$18,962
Ratios to average net assets: Expenses, creditsB	0.92%	0.74%	0.86%	0.90%	0.57%	0.88%
Expenses, net of creditsB	0.91%	0.74%	0.85%	0.90%	0.56%	0.88%
Net investment income, net of reimbursements and creditsB	1.77%	1.93%	1.72%	1.44%	1.52%	1.40%
Portfolio turnover rateA	8%	17%	13%	10%	14%	19%
A Not annualized for period of less than one year
B Annualized for periods of less than one year

Target Fund – Saturna Global High Income Fund

	Six Months Ended May 31, 2025 (unaudited)	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020
Net asset value, beginning of period	$11.00	$10.20	$10.12	$10.77	$10.15	$11.42
Income (loss) from investment operations: Net investment income	0.22	0.40	0.45	0.40	0.33	0.31
Net gains (losses) on investments (both realized and unrealized)	0.20	0.83	(0.03)	(0.83)	0.65	(0.66)
Total income (loss) from investment operations	0.42	1.23	0.42	(0.43)	0.98	(0.35)
Less distributions: Dividends from net investment income	(0.32)	(0.43)	(0.34)	(0.22)	(0.36)	(0.40)
Distributions from net realized gains	-	-	-	-	-	(0.52)
Total distributions	(0.32)	(0.43)	(0.34)	(0.22)	(0.36)	(0.92)
Net asset value, end of period	$11.10	$11.00	$10.20	$10.12	$10.77	$10.15
Total returnA	4.08%	12.42%	4.31%	(4.16)%	9.87%	(3.51)%
Ratios and supplemental data: Net assets, end of period	$11,087	$9,544	$9,439	$9,054	$9,150	$8,615
Ratios to average net assets: Expenses, before reimbursements and creditsB	1.05%	0.92%	0.96%	0.98%	0.78%	0.70%
Expenses, net of reimbursementsB	0.76%	0.76%	0.75%	0.75%	0.70%	0.56%
Expenses, net of reimbursements and creditsB	0.75%	0.75%	0.74%	0.74%	0.69%	0.55%
Net investment income, net of reimbursements and creditsB	4.40%	3.79%	4.45%	3.87%	3.11%	3.12%
Portfolio turnover rateA	0%C	0%	8%	20%	27%	27%

A Not annualized for period of less than one year
B Annualized for periods of less than one year
C Amount is less than 0.5%

Statement of Additional Information
January 30, 2026
For the Reorganization of
Saturna Bond Income Fund and Saturna Short-Term Bond Fund into Saturna Sustainable Bond Fund, and
Saturna Global High Income Fund into Saturn Core Fund,
each a series of Saturna Investment Trust
1300 N. State Street
Bellingham, WA 98225
(360) 594-9900
Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
Saturna Bond Income Fund	Saturna Sustainable Bond Fund
SBIFX	SEBFX
Saturna Short-Term Bond Fund	Saturna Sustainable Bond Fund
STBFX	SEBFX
Saturna Global High Income Fund	Saturna Core Fund
SGHIX	SCORX
This Statement of Additional Information (“SAI”) relates specifically to the reorganization (“Reorganization”) of the Saturna Bond Income Fund, Saturna Short-Term Bond Fund, Saturna Global High Income Fund (“Target Funds”) into the Saturna Sustainable Bond Fund and Saturna International Fund (the “Acquiring Funds”), each a series of Saturna Investment Trust (“Trust”). The Target Funds and the Acquiring Funds are collectively referred to herein as the “Funds.” Pursuant to the Reorganization, the Target Funds will transfer all of their assets to the Acquiring Funds in exchange solely for shares of beneficial interest in the Acquiring Funds and the Acquiring Funds’ assumption of the Target Funds’ liabilities. The shares of the Acquiring Funds received by the Target Funds will be distributed pro rata by class to the Target Funds’ shareowners of record as of the date of the Reorganization and the Target Funds will be terminated.
This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated January 30, 2026 relating to the Reorganization (File No. [ ]) (the “Proxy Statement”) may be obtained, without charge, by calling toll-free 1-800-728-8762, sending an email to investorservices@saturna.com or by writing to Saturna Mutual Funds or Saturna Sustainable Mutual Funds at P.O. Box N, Bellingham, WA 98227-0596. These documents are also available at www.saturna.com/resources/literature. This SAI should be read in conjunction with the Proxy Statement. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Proxy Statement.

Table of Contents
1.	The Statement of Additional Information (“SAI”) for the Target Funds and Acquiring Funds, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

2.	The Annual Report to shareowners of the Target Funds and Acquiring Fund, for the fiscal year ended November 30, 2024.

3.	The Semi-Annual Report to shareowners of the Target Funds and Acquiring Fund, for the fiscal period ended May 31, 2025.

4.	Supplemental Financial Information.

Information Incorporated by Reference
Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:
1.	The Statement of Additional Information (“SAI”) dated January 30, 2026, relating to this Proxy Statement (File No. [ ])

2.	The Statement of Additional Information (“SAI”) for the Target Funds and Acquiring Funds, dated March 31, 2025, as supplemented (File Nos. 033-13247 and 811-05071).

3.	The Annual Report to shareowners of the Target Funds and Acquiring Funds, for the fiscal year ended November 30, 2024.

4.	The Semi-Annual Report to shareowners of the Target Funds and Acquiring Funds, for the fiscal period ended May 31, 2025.

The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Reorganization. Please disregard that information.

Supplemental Financial Information
Tables showing the current fees and expenses of the Acquiring Funds and the Target Funds, and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee and Expense Tables” section in the Proxy Statement. There are no material differences in accounting policies of the Acquiring Funds and the Target Funds.
The Reorganization will result in a material change to the Saturna Bond Income Fund’s investment portfolio due to the Saturna Sustainable Bond Fund’s negative screening of oil and defense exposure and a material change to the Saturna Global High Income Fund’s investment portfolio due to the Saturna Core Fund’s non-fundamental investment restriction on junk-rated bonds. The percentage of the Saturna Bond Income Fund’s securities that will be sold will be 7.3%. The percentage of the Saturna Global High Income Fund’s securities that will be sold will be 10.16%. A Schedule of Investments of each Target Fund as of May 31, 2025 reflecting the anticipated changes to the Target Funds’ portfolio holdings in connection with the Reorganization are included below. Notwithstanding the foregoing, changes may be made to the Target Funds’ portfolios in advance of the Reorganization and/or to the Acquiring Funds’ portfolios following the Reorganization.
As such, the changes required to align the Target Funds’ portfolio with the Acquiring Funds’ portfolio may be more extensive than discussed herein. The Target Funds’ and Acquiring Funds’ most recent publicly available portfolio holdings are on the Funds’ website at www.saturna.com/resources/literature.

Acquiring Fund – Saturna Sustainable Bond Fund

Corporate Bonds - 66.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Communications
Koninklijke KPN	8.375% due 10/01/2030	1,750,000	$2,038,302	Netherlands	4.7%
Telecom Italia Capital	6.000% due 09/30/2034	250,000	244,860	Italy	0.5%
Telecom Italia SPA	1.625% due 01/18/2029	EUR 1,250,000	1,344,081	Italy	3.1%
			3,627,243		8.3%
Consumer Discretionary
Coty/HFC Prestige[2]	6.625% due 07/15/2030	1,000,000	1,020,797	United States	2.4%
Starbucks	2.450% due 06/15/2026	1,200,000	1,175,082	United States	2.7%
			2,195,879		5.1%
Consumer Staples
Coty[2]	5.000% due 04/15/2026	49,000	48,865	United States	0.1%
Natura Cosmeticos SA	4.125% due 05/03/2028	1,500,000	1,392,211	Brazil	3.2%
			1,441,076		3.3%
Energy
Masdar Abu Dhabi	4.875% due 07/25/2029	2,000,000	2,008,000	United Arab Emirates	4.6%

Financials
AXA	5.125% due 01/17/2027	2,000,000	2,002,500	France	4.6%
Canadian Imperial Bank	4.375% due 10/28/2080	CAD 2,500,000	1,817,581	Canada	4.2%
Commonwealth Bank Australia[3]	4.527% due 12/23/2026	AUD 850,000	547,340	Australia	1.2%
Munich RE	1.000% due 05/26/2042	EUR 2,000,000	1,907,183	Germany	4.4%
State Street (Quarterly US LIBOR plus 100)[3]	5.561% due 06/15/2047	2,200,000	1,897,924	United States	4.4%
Toronto-Dominion Bank	1.128% due 12/09/2025	CAD 500,000	361,321	Canada	0.8%
Women's Livelihood Bond Asset II C2	3.900% due 12/23/2025	482,417	469,098	Singapore	1.1%
			9,002,947		20.7%

Health Care
Novartis Capital	3.000% due 11/20/2025	250,000	248,570	Switzerland	0.6%
Roche[2]	2.625% due 05/15/2026	200,000	196,793	Switzerland	0.4%
			445,363		1.0%
Industrials
FS Luxembourg SARL	8.875% due 02/12/2031	1,000,000	1,013,570	Luxembourg	2.3%
RELX	4.000% due 03/18/2029	400,000	394,462	United Kingdom	0.9%
			1,408,032		3.2%
Materials
Stora Enso OYJ[2]	7.250% due 04/15/2036	800,000	835,836	Finland	1.9%

Real Estate
Iron Mountain UK	3.875% due 11/15/2025	GBP 750,000	1,002,942	United States	2.3%
Iron Mountain[2]	4.875% due 09/15/2029	1,250,000	1,212,982	United States	2.8%
MAF Global Securities	7.875% due PERP	1,750,000	1,797,250	United Arab Emirates	4.1%
MAF Sukuk	4.638% due 05/14/2029	300,000	296,616	United Arab Emirates	0.7%
Prologis	1.250% due 10/15/2030	500,000	422,147	United States	1.0%
			4,731,937		10.9%
Technology
Nokia OYJ	4.375% due 08/21/2031	EUR 1,500,000	1,772,508	Finland	4.1%

Utilities
United Utilities	6.875% due 08/15/2028	1,400,000	1,493,636	United Kingdom	3.4%

Total Corporate Bonds	(Cost $28,945,616)		$28,962,457		66.5%
Government Bonds - 25.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Financials
Federal Home Loan Bank	1.650% due 10/06/2031	500,000	425,363	United States	1.0%
First Abu Dhabi Bank PJSC	5.125% due 10/13/2027	1,750,000	1,775,321	United Arab Emirates	4.1%
			2,200,684		5.1%

Government
African Development Bank	5.500% due 08/13/2025	GBP 250,000	337,372	Cote D'ivoire	0.8%
Asian Development Bank	6.000% due 02/05/2026	BRL 9,000,000	1,489,221	Philippines	3.4%
Export-Import Bank Korea	5.125% due 01/11/2033	500,000	508,211	Korea	1.2%
International Finance	7.020% due 04/06/2028	MXN 10,000,000	491,725	United States	1.1%
International Finance	12.000% due 11/03/2027	COP 3,000,000,000	753,213	United States	1.7%
Int'l Bk Recon & Develop	4.250% due 01/22/2026	MXN 20,000,000	998,649	Germany	2.3%
Int'l Bk Recon & Develop	5.000% due 01/22/2026	BRL 2,000,000	330,309	United States	0.7%
Int'l Bk Recon & Develop	5.000% due 10/07/2026	COP 6,000,000,000	1,354,224	Germany	3.1%
KFW	4.400% due 07/25/2025	MXN 10,000,000	510,347	Germany	1.2%
Perusahaan Penerbit SBSN	3.550% due 06/09/2051	500,000	346,618	Indonesia	0.8%
Queensland Treasury	2.500% due 03/06/2029	AUD 750,000	463,401	Australia	1.1%
Republic of Chile	4.340% due 03/07/2042	500,000	421,875	Chile	1.0%
United Kingdom Gilt	0.875% due 07/31/2033	GBP 750,000	764,997	United Kingdom	1.7%
			8,770,162		20.1%
Total Government Bonds	(Cost $11,164,992)		$10,970,846		25.2%
Municipals Bonds - 2.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Financial Services
Sheridan Co Redev Agy Incr Revenue	3.900% due 12/01/2029	270,000	270,000	United States	0.6%

Financials
Connecticut State Housing Fin Auth	5.918% due 11/15/2055	250,000	246,201	United States	0.6%

Government
Connecticut State Housing Fin Auth Mtge	5.798% due 11/15/2045	250,000	245,708	United States	0.6%

Illinois St Hsg Dev Auth Revnue	5.929% due 10/01/2050	500,000	500,016	United States	1.1%
			745,724		1.7%
Total Municipals Bonds	(Cost $1,270,585)		$1,261,925		2.9%
Total investments	(Cost $41,381,193)		$41,195,228		94.6%
Other assets (net of liabilities)			2,339,909		5.4%
Total net assets			$43,535,137		100.0%

[1]	Denotes a country or region of primary exposure
[2]
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At May 31, 2025, the aggregate value of these securities was $3,784,371 representing 8.6% of total net assets.

[3]	Variable rate security. The interest rate represents the rate in effect at May 31, 2025 and resets periodically based on the parenthetically disclosed reference rate and spread.

HFC:	Housing Finance Corporation
LIBOR:	London Interbank Offered Rates
SA:	Special Assessment
BBSW:    Bank Bill Swap Rate

AUD	:	Australian dollar
BRL	:	Brazilian real
CAD	:	Canadian dollar
COP	:	Colombian peso
EUR	:	Euro
GBP	:	British pound
MXN	:	Mexican peso
USD	:	United States dollar

Target Fund – Saturna Bond Income Fund

Corporate Bonds - 56.0%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Communications
Bellsouth	6.875% due 10/15/2031	$200,000	$213,209	1.8%
Koninklijke KPN	8.375% due 10/01/2030	200,000	232,949	2.0%
			446,158	3.8%
Consumer Discretionary
Home Depot	5.875% due 12/16/2036	300,000	316,104	2.7%
Lowe's	5.800% due 10/15/2036	250,000	257,599	2.2%
			573,703	4.9%
Consumer Staples
Kimberly Clark	5.300% due 03/01/2041	100,000	96,579	0.8%
Procter & Gamble	5.500% due 02/01/2034	200,000	210,961	1.8%
Unilever Capital	5.900% due 11/15/2032	200,000	215,785	1.8%
			523,325	4.4%
Energy
Baker Hughes[2]	6.875% due 01/15/2029	100,000	106,867	0.9%
Canadian Natural Resources[2]	6.450% due 06/30/2033	225,000	236,141	2.0%
Statoil[2]	7.150% due 01/15/2029	224,000	243,479	2.1%
			586,487	5.0%
Financials
Affiliated Managers Group	3.500% due 08/01/2025	250,000	249,394	2.1%
Bank Of New York Mellon MTN	3.300% due 08/23/2029	250,000	238,109	2.0%
Chubb Ina Holdings	4.350% due 11/03/2045	100,000	83,430	0.7%
State Street (Quarterly US LIBOR plus 100)[1]	5.561% due 06/15/2047	150,000	129,404	1.1%
UBS AG Stamford CT	7.750% due 09/01/2026	200,000	206,511	1.8%
			906,848	7.7%

Health Care
Becton Dickinson	6.700% due 08/01/2028	240,000	251,129	2.1%
Johnson & Johnson	4.950% due 05/15/2033	226,000	230,929	2.0%
Johnson & Johnson	5.850% due 07/15/2038	50,000	53,655	0.5%
Medtronic	4.375% due 03/15/2035	260,000	246,811	2.1%
Merck	6.500% due 12/01/2033	215,000	239,688	2.0%
			1,022,212	8.7%
Industrials
Burlington Northern Santa Fe	5.050% due 03/01/2041	310,000	290,947	2.5%
Deere	8.100% due 05/15/2030	95,000	109,766	0.9%
United Technologies[2]	6.050% due 06/01/2036	250,000	264,085	2.3%
			664,798	5.7%
Materials
Praxair	3.550% due 11/07/2042	350,000	269,620	2.3%

Technology
Apple	4.500% due 02/23/2036	350,000	343,387	2.9%
Intel	4.000% due 12/15/2032	360,000	330,263	2.8%
Microsoft	5.300% due 02/08/2041	50,000	52,038	0.5%
Microsoft	4.200% due 11/03/2035	350,000	340,240	2.9%
			1,065,928	9.1%
Utilities
Alabama Power	4.150% due 08/15/2044	200,000	161,031	1.4%
Florida Power & Light	5.950% due 10/01/2033	100,000	105,291	0.9%
Puget Sound Energy	4.434% due 11/15/2041	300,000	245,818	2.1%
			512,140	4.4%
Total Corporate Bonds	(Cost $7,382,341)		$6,571,219	56.0%

Government Bonds - 19.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Financials
Federal Home Loan Bank	5.000% due 10/14/2044	250,000	237,467	2.0%

Government
United States Treasury Bond	5.375% due 02/15/2031	400,000	426,172	3.6%
United States Treasury Bond	6.250% due 05/15/2030	75,000	82,541	0.7%
United States Treasury Bond	4.250% due 05/15/2039	770,000	734,538	6.3%
United States Treasury Bond	3.125% due 11/15/2041	145,000	116,198	1.0%
United States Treasury Bond	3.375% due 11/15/2048	560,000	431,944	3.7%
United States Treasury Note	2.875% due 05/15/2052	400,000	274,172	2.3%
			2,065,565	17.6%
Total Government Bonds	(Cost $2,972,627)		$2,303,032	19.6%
Municipals Bonds - 15.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Financials
Connecticut State Housing Fin Auth	5.918% due 11/15/2055	250,000	246,201	2.1%

General Obligation
New York NY	5.846% due 06/01/2040	200,000	200,349	1.7%

Government
Connecticut State Housing Fin Auth Mtge	5.798% due 11/15/2045	200,000	196,566	1.7%
Maryland Community Development Administration	5.991% due 09/01/2044	300,000	298,272	2.5%
Minnesota Housing Finance Agency	5.925% due 07/01/2049	300,000	291,170	2.5%
			786,008	6.7%
Municipal Bonds
Massachusetts Housing Finance Agency	5.989% due 12/01/2044	300,000	298,911	2.6%

Virginia State Housing Development Authority	5.950% due 10/01/2066	240,000	234,653	2.0%
			533,564	4.6%
Total Municipals Bonds	(Cost $1,814,937)		$1,766,122	15.1%
Mortgage Backed - 1.9%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
US Government Agency
Federal National Mortgage Association	4.500% due 11/01/2044	234,766	226,453	1.9%

Total Mortgage Backed	(Cost $231,241)		$226,453	1.9%
Total investments	(Cost $12,401,146)		$10,866,826	92.6%
Other assets (net of liabilities)			863,602	7.4%
Total net assets			$11,730,428	100.0%

[1]	Variable rate security. The interest rate represents the rate in effect at May 31, 2025 and resets periodically based on the parenthetically disclosed reference rate and spread.[2]
[2]	Security expected to be disposed of assuming the Reorganization occurred on March 20, 2026

LIBOR:	London Interbank Offered Rates
MTN:	Medium Term Note

Target Fund – Saturna Bond Income Fund

Government Bonds - 49.4%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Financials
Federal Farm Credit Bank	4.930% due 02/25/2030	$200,000	$200,448	1.4%
Federal Farm Credit Bank	4.800% due 11/13/2029	400,000	398,897	2.8%
Federal Home Loan Bank	4.000% due 09/17/2029	250,000	245,969	1.8%
Federal Home Loan Bank	4.500% due 12/04/2029	250,000	249,520	1.8%
			1,094,834	7.8%
Government
United States Treasury Bond	5.250% due 02/15/2029	300,000	314,496	2.3%
United States Treasury Bond	3.625% due 03/31/2028	300,000	297,961	2.1%
United States Treasury Bond	6.250% due 05/15/2030	500,000	550,273	3.9%
United States Treasury Bond	5.500% due 08/15/2028	300,000	314,871	2.3%
United States Treasury Bond	6.125% due 08/15/2029	950,000	1,029,674	7.4%
United States Treasury Note	2.375% due 05/15/2027	650,000	631,084	4.5%
United States Treasury Note	2.250% due 08/15/2027	750,000	723,897	5.2%
United States Treasury Note	2.625% due 12/31/2025	750,000	742,866	5.3%
			4,605,122	33.0%
US Government Agency
Fannie Mae	5.000% due 01/23/2029	250,000	249,746	1.8%
Fannie Mae	4.625% due 03/02/2029	300,000	299,794	2.1%
Freddie Mac	4.500% due 09/05/2028	350,000	349,969	2.5%
Freddie Mac	4.750% due 12/18/2029	300,000	300,805	2.2%
			1,200,314	8.6%
Total Government Bonds	(Cost $6,917,253)		$6,900,270	49.4%

Corporate Bonds - 30.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Communications
Koninklijke KPN	8.375% due 10/01/2030	550,000	640,609	4.6%
Take-Two Interactive Software	3.700% due 04/14/2027	350,000	344,372	2.4%
Verizon Communication	4.016% due 12/03/2029	100,000	97,819	0.7%
			1,082,800	7.7%
Consumer Discretionary
O'Reilly Automotive	3.600% due 09/01/2027	150,000	147,166	1.1%

Consumer Staples
Kroger	7.700% due 06/01/2029	100,000	109,712	0.8%
Procter & Gamble	2.800% due 03/25/2027	300,000	293,316	2.1%
			403,028	2.9%
Financials
Bank of America	3.500% due 04/19/2026	400,000	396,226	2.8%
JPMorgan Chase	3.300% due 04/01/2026	350,000	346,822	2.5%
PayPal Holdings	2.650% due 10/01/2026	300,000	293,519	2.1%
Visa	3.150% due 12/14/2025	350,000	347,687	2.5%
			1,384,254	9.9%
Health Care
Biogen	4.050% due 09/15/2025	100,000	99,943	0.7%
Johnson & Johnson	2.450% due 03/01/2026	50,000	49,225	0.4%
			149,168	1.1%
Materials
DuPont De Nemours	4.493% due 11/15/2025	308,000	307,753	2.2%

Technology
Microsoft	3.300% due 02/06/2027	100,000	98,777	0.7%
NXP BV/NXP Funding	5.350% due 03/01/2026	100,000	100,510	0.7%
Qualcomm	3.250% due 05/20/2027	100,000	98,285	0.7%
			297,572	2.1%

Utilities
Exelon Generation	3.250% due 06/01/2025	250,000	250,000	1.8%
United Utilities	6.875% due 08/15/2028	200,000	213,377	1.5%
			463,377	3.3%
Total Corporate Bonds	(Cost $4,247,848)		$4,235,118	30.3%
Municipals Bonds - 2.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets
Municipal Bonds
San Diego Unified School District	3.965% due 07/01/2029	300,000	296,871	2.1%

Total Municipals Bonds	(Cost $294,180)		$296,871	2.1%
Total investments	(Cost $11,459,281)		$11,432,259	81.8%
Other assets (net of liabilities)			2,552,143	18.2%
Total net assets			$13,984,402	100.0%

Acquiring Fund – Saturna Core Fund

Common Stock - 61.7%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets
Communications
Internet Media & Services
Alphabet, Class A	2,650	$175,570	$455,111	United States	1.6%
Meta Platforms Inc, Class A	450	246,524	291,370	United States	1.1%
		422,094	746,481		2.7%
Consumer Discretionary
Apparel, Footwear & Accessory Design
Hermes International	55	135,065	151,637	France	0.6%
Automotive Retailers
AutoZone[2]	60	158,534	223,983	United States	0.8%
O'Reilly Automotive[2]	160	135,486	218,800	United States	0.8%
		294,020	442,783		1.6%
Home Products Stores
Lowe's	1,100	75,376	248,303	United States	0.9%
Specialty Apparel Stores
Ross Stores	1,390	108,387	194,725	United States	0.7%
TJX Companies	2,700	139,837	342,630	United States	1.2%
		248,224	537,355		1.9%
		752,685	1,380,078		5.0%
Consumer Staples
Agricultural Producers
Darling Ingredients[2]	1,250	70,975	38,950	United States	0.1%
Household Products
Procter & Gamble	1,450	138,928	246,340	United States	0.9%
Mass Merchants
Dollarama Inc	500	61,707	64,306	Canada	0.2%
Packaged Food
Danone ADR	25,000	305,091	426,750	France	1.5%
General Mills	3,800	246,333	206,188	United States	0.8%
Nestle ADR	1,000	73,990	106,510	Switzerland	0.4%
		625,414	739,448		2.7%
Personal Care Products
Unilever ADR	3,000	187,193	191,520	United Kingdom	0.7%
		1,084,217	1,280,564		4.6%

Energy
Exploration & Production
ConocoPhillips	800	31,822	68,280	United States	0.2%
Refining & Marketing
Phillips 66	1,100	73,403	124,828	United States	0.5%
Renewable Energy Equipment
Enphase Energy[2]	4,000	421,035	165,560	United States	0.6%
		526,260	358,668		1.3%
Financials
Consumer Finance
Visa	900	138,795	328,671	United States	1.2%
Diversified Banks
JPMorgan Chase & Co.	1,200	287,997	316,800	United States	1.1%
Institutional Brokerage
Virtu Financial	7,500	124,950	301,425	United States	1.1%
Other Financial Services
Mastercard, Class A	400	112,624	234,240	United States	0.9%
P&C Insurance
Chubb	810	102,989	240,732	Switzerland	0.9%
		767,355	1,421,868		5.2%
Health Care
Large Pharma
AstraZeneca ADR	4,000	245,744	291,320	United Kingdom	1.1%
GlaxoSmithKline ADR	4,200	147,248	172,326	United Kingdom	0.6%
Novo Nordisk ADR	5,000	218,082	357,500	Denmark	1.3%
		611,074	821,146		3.0%
Managed Care
UnitedHealth Group	390	174,009	117,745	United States	0.4%
Medical Devices
Boston Scientific[2]	3,000	215,122	315,780	United States	1.2%
		1,000,205	1,254,671		4.6%
Industrials
Building Construction
EMCOR Group Inc.	700	255,510	330,302	United States	1.2%
Commercial & Residential Building Equipment & Systems
Johnson Controls International	3,800	159,032	385,206	United States	1.4%
NIBE Industrier AB, Class B	30,000	193,873	122,777	Sweden	0.5%
Trane	400	131,521	172,108	Ireland	0.6%
		484,426	680,091		2.5%

Electrical Components
Prysmian S.P.A	4,000	249,724	257,204	Italy	0.9%
Electrical Power Equipment
Eaton	1,655	246,959	529,931	Ireland	1.9%
Fuji Electric Co. Ltd.	5,500	271,891	242,272	Japan	0.9%
		518,850	772,203		2.8%
Flow Control Equipment
Parker Hannifin	420	56,202	279,174	United States	1.0%
Industrial Wholesale & Rental
Fastenal	3,490	40,514	144,277	United States	0.5%
Rail Freight
Canadian Pacific Kansas City	2,568	182,008	209,677	Canada	0.8%
Waste Management
Republic Services	950	116,161	244,425	United States	0.9%
		1,903,395	2,917,353		10.6%
Materials
Agricultural Chemicals
Corteva	5,500	291,392	389,400	United States	1.4%
Base Metals
Antofagasta	4,000	86,752	95,577	United Kingdom	0.3%
Basic & Diversified Chemicals
Linde	560	75,239	261,845	United Kingdom	1.0%
Cement & Aggregates
CRH PLC	1,250	121,285	113,950	United States	0.4%
Iron
BHP Biliton ADR	2,750	159,117	134,722	Australia	0.5%
Precious Metals
Agnico-Eagle Mines	6,150	299,837	725,638	Canada	2.6%
		1,033,622	1,721,132		6.2%
Technology
Application Software
Adobe[2]	450	198,710	186,791	United States	0.7%
SAP ADR	1,650	248,884	499,719	Germany	1.8%
		447,594	686,510		2.5%
Communications Equipment
Apple	2,250	123,699	451,913	United States	1.6%
Fujikura Ltd	2,000	91,133	92,577	Japan	0.3%
Motorola Solutions	900	224,418	373,842	United States	1.4%
		439,250	918,332		3.3%
Infrastructure Software
Microsoft	1,530	389,848	704,351	United States	2.5%

Oracle	2,925	117,927	484,175	United States	1.8%
		507,775	1,188,526		4.3%
IT Services
Wolters Kluwer NV	2,000	277,884	355,360	Netherlands	1.3%
Semiconductor Devices
Broadcom	2,300	285,795	556,761	United States	2.0%
Infineon Technologies ADR	775	14,098	30,225	Germany	0.1%
Micron Technology	445	16,785	42,035	United States	0.2%
Nvidia	3,250	281,928	439,172	United States	1.6%
NXP Semiconductors	775	67,275	148,126	Netherlands	0.5%
Texas Instruments	450	73,464	82,282	United States	0.3%
		739,345	1,298,601		4.7%
Semiconductor Manufacturing
ASML Holding NY	170	126,916	125,251	Netherlands	0.5%
Taiwan Semiconductor ADR	2,300	318,550	444,636	Taiwan	1.6%
		445,466	569,887		2.1%
		2,857,314	5,017,216		18.2%
Utilities
Integrated Electric Utilities
Dominion Energy	8,500	406,683	481,695	United States	1.8%
NextEra Energy	5,925	185,168	418,542	United States	1.5%
		591,851	900,237		3.3%
Total Common Stock		$10,938,998	$16,998,268		61.7%
Corporate Bonds - 13.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Communications
Bellsouth Capital Funding	7.875% due 02/15/2030	150,000	164,673	United States	0.6%
Comcast	5.650% due 06/15/2035	500,000	514,232	United States	1.9%
Expedia Group	5.000% due 02/15/2026	250,000	250,274	United States	0.9%
			929,179		3.4%
Consumer Discretionary
Lowe's	4.250% due 09/15/2044	250,000	193,178	United States	0.7%
Stanford University	4.013% due 05/01/2042	100,000	81,581	United States	0.3%
			274,759		1.0%

Consumer Staples
Coca Cola	1.000% due 03/15/2028	250,000	230,788	United States	0.8%

Industrials
Burlington Northern Santa Fe Bond	6.200% due 08/15/2036	150,000	162,762	United States	0.6%
CSX Corp	4.650% due 03/01/2068	300,000	238,459	United States	0.8%
Fedex Corp	3.900% due 02/01/2035	250,000	217,462	United States	0.8%
Union Pacific	3.375% due 02/01/2035	250,000	218,741	United States	0.8%
			837,424		3.0%
Real Estate
Welltower	4.250% due 04/15/2028	350,000	348,792	United States	1.3%

Technology
Oracle	2.950% due 04/01/2030	500,000	462,951	United States	1.7%
Qualcomm	3.250% due 05/20/2027	220,000	216,227	United States	0.8%
			679,178		2.5%
Utilities
Pacificorp	6.000% due 01/15/2039	500,000	503,156	United States	1.8%

Total Corporate Bonds	(Cost $4,173,083)		$3,803,276		13.8%
Government Bonds - 8.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Financials
Federal Home Loan Bank	4.500% due 12/04/2029	300,000	299,424	United States	1.1%

Government
United States Treasury Bond	4.500% due 02/15/2036	137,000	138,381	United States	0.5%
United States Treasury Bond	3.625% due 02/15/2044	155,000	129,697	United States	0.5%
United States Treasury Bond	6.250% due 05/15/2030	700,000	770,383	United States	2.8%
United States Treasury Bond	3.375% due 11/15/2048	900,000	694,195	United States	2.5%
			1,732,656		6.3%

US Government Agency
Fannie Mae	5.000% due 01/23/2029	300,000	299,695	United States	1.1%

Total Government Bonds	(Cost $2,398,974)		$2,331,775		8.5%
Municipals Bonds - 6.0%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Financials
Connecticut State Housing Fin Auth	5.918% due 11/15/2055	250,000	246,201	United States	0.9%

Government
Connecticut State Housing Fin Auth Mtge	5.798% due 11/15/2045	300,000	294,849	United States	1.0%

Municipal Bonds
Maryland Community Development Administration	6.362% due 09/01/2053	625,000	627,837	United States	2.3%
Virginia State Housing Development Authority	5.950% due 10/01/2066	400,000	391,088	United States	1.4%
			1,018,925		3.7%
Utility Networks
Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	105,009	United States	0.4%

Total Municipals Bonds	(Cost $1,707,032)		$1,664,984		6.0%
Total investments	(Cost $19,218,087)		$24,798,303		90.0%
Other assets (net of liabilities)			2,767,745		10.0%
Total net assets			$27,566,048		100.0%

[1]	Country of domicile
[2]	Non-income producing

ADR:	American Depositary Receipt
PCL:	Public Company Limited

Target Fund – Saturna Global High Income Fund

Common Stock - 45.4%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets
Communications
Wireless Telecommunications
Orange ADR	20,000	$270,393	$299,600	France	2.7%
SK Telecom ADR	11,000	265,273	225,940	South Korea	2.0%
Telenor ASA	20,000	265,603	306,788	Norway	2.7%
Verizon Communications	6,000	294,820	263,760	United States	2.4%
		1,096,089	1,096,088		9.8%
Consumer Discretionary
Automobiles
Volkswagen AG	1,500	274,363	162,384	Germany	1.5%

Energy
Exploration & Production
Woodside Energy Group ADR	8,500	174,552	121,805	Australia	1.1%
Integrated Oils
Shell ADR	3,800	241,426	251,636	Netherlands	2.3%
		415,978	373,441		3.4%
Financials
Banks
ANZ Group Holdings ADR	15,000	244,950	282,300	Australia	2.6%
Skandinaviska Enskilda Banken, Cl A	25,000	233,632	416,349	Sweden	3.8%
		478,582	698,649		6.4%
Institutional Brokerage
Virtu Financial	7,500	119,775	301,425	United States	2.7%
		598,357	1,000,074		9.1%
Health Care
Large Pharma
GlaxoSmithKline ADR	6,500	267,211	266,695	United Kingdom	2.4%
Novartis ADR	2,500	134,038	289,400	Switzerland	2.6%
		401,249	556,095		5.0%
Materials
Base Metals
Norsk Hydro ASA	35,000	314,618	191,689	Norway	1.7%
South32 ADR	19,000	134,773	185,820	Australia	1.7%
Southern Copper	5,198	335,962	472,550	Peru	4.3%
		785,353	850,059		7.7%

Iron
BHP Biliton ADR	5,500	186,488	269,445	Australia	2.4%
		971,841	1,119,504		10.1%
Technology
Communications Equipment
Cisco Systems	5,000	179,892	315,200	United States	2.8%
Consumer Electronics
Nintendo	5,000	223,480	406,801	Japan	3.7%
		403,372	722,001		6.5%
Total Common Stock		$4,161,249	$5,029,587		45.4%
Corporate Bonds - 22.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Communications
Comcast	4.650% due 07/15/2042	250,000	216,496	United States	1.9%
Netflix	4.375% due 11/15/2026	250,000	250,437	United States	2.3%
			466,933		4.2%
Consumer Discretionary
Ford Motor[2]	6.375% due 02/01/2029	220,000	218,471	United States	2.0%
MDC Holdings	3.850% due 01/15/2030	200,000	189,464	United States	1.7%
YUM! Brands[2]	3.625% due 03/15/2031	295,000	268,134	United States	2.4%
			676,069		6.1%
Consumer Staples
Grupo Bimbo	4.875% due 06/27/2044	200,000	168,758	Mexico	1.5%

Energy
Petrobras International Finance[2]	6.875% due 01/20/2040	50,000	49,125	Brazil	0.5%
Petrobras International Finance[2]	6.750% due 01/27/2041	80,000	77,318	Brazil	0.7%
			126,443		1.2%
Financials
Lincoln National(3 month LIBOR plus 2.04%)[3]	6.572% due 04/20/2067	250,000	204,999	United States	1.9%

Industrials
Burlington Northern Santa Fe	5.050% due 03/01/2041	200,000	187,708	United States	1.7%

CSX Corp	4.650% due 03/01/2068	250,000	198,716	United States	1.8%
Delta Air Lines[2]	3.750% due 10/28/2029	250,000	234,887	United States	2.1%
Norfolk Southern	5.100% due 08/01/2118	275,000	225,762	United States	2.0%
			847,073		7.6%
Total Corporate Bonds	(Cost $2,844,760)		$2,490,275		22.5%
Government Bonds - 8.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Financials
Federal Home Loan Bank	4.500% due 12/04/2029	100,000	99,808	United States	0.9%

Government
Colombia Republic[2]	8.375% due 02/15/2027	125,000	130,648	Colombia	1.2%
Republic of Argentina[2]	1.000% due 07/09/2029	9,276	7,640	Argentina	0.1%
Republic of Argentina[2]	1.500% due 07/09/2046	242,500	158,474	Argentina	1.4%
United States Treasury Bond	6.250% due 05/15/2030	200,000	220,109	United States	2.0%
United States Treasury Bond	3.375% due 11/15/2048	250,000	192,832	United States	1.7%
			709,703		6.4%
US Government Agency
Fannie Mae	5.000% due 01/23/2029	100,000	99,898	United States	0.9%

Total Government Bonds	(Cost $974,010)		$909,409		8.2%
Municipals Bonds - 4.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets
Government
Connecticut State Housing Fin Auth Mtge	5.798% due 11/15/2045	250,000	245,708	United States	2.2%

Municipal Bonds
Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	50,000	48,691	United States	0.4%
Maryland Community Development Administration	6.362% due 09/01/2053	145,000	145,658	United States	1.3%
Virginia State Housing Development Authority	5.950% due 10/01/2066	100,000	97,772	United States	0.9%
			292,121		2.6%
Total Municipals Bonds	(Cost $548,955)		$537,829		4.8%
Total investments	(Cost $8,528,974)		$8,967,100		80.9%
Other assets (net of liabilities)			2,120,247		19.1%
Total net assets			$11,087,347		100.0%

[1]	Denotes a country or region of primary exposure.
[2]	Security expected to be disposed of assuming the Reorganization occurred on March 20, 2026.
[3]	Variable rate security. The interest rate represents the rate in effect at May 31, 2025 and resets periodically based on the parenthetically disclosed reference rate and spread.

ADR:	American Depositary Receipt
LIBOR:	London Interbank Offered Rates

Part C. Other Information
Item 15. Indemnification
See (i) the Declaration of Trust (the “Declaration of Trust”) of Saturna Investment Trust (formerly named Northwest Investors Tax-Exempt Business Trust) (the “Trust” or the “Registrant”), dated February 19, 1987, filed as Exhibit No. 1 to the initial filing of the Registrant’s Registration Statement on Form N-1A (File Nos. 033-13247 and 811-05071) filed with the Securities and Exchange Commission (the “SEC”) on February 20, 1987, and (ii) Section V of the Distribution Agreement between the Trust and Saturna Brokerage Services, adopted September 25, 2018.
Article XI of the Declaration of Trust of the Trust provides that:
Limitation of Liability and Indemnification
Section 1. Limitation of Personal Liability and Indemnification of Shareowners. The Trustees, officers, employees, have no power to bind any Shareowner personally or to call upon any Shareowner for the payment of any sum of money or assessment whatsoever, other than such as the Shareowner may at any time agree to pay by way of subscription to any Shares or otherwise.
No Shareowner or former Shareowner of the Trust shall be liable solely by reason of his being or having been a Shareowner for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind, against or with respect to the Trust arising out of any action taken or omitted for or on behalf of the Trust, and the Trust shall be solely liable therefor and resort shall be had solely to the Trust property for the payment or performance thereof.
Each Shareowner or former Shareowner of the Trust (or their heirs, executors, administrators, or other legal representatives, or, in case of a corporate entity, its corporate or general successor) shall be entitled to indemnity and reimbursement out of the Trust property to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including without limitation the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareowner or former Shareowner of the Trust shall be personally liable.
The Trust shall, upon request by the Shareowner or former Shareowner, assume the defense of any claim made against any Shareowner for any act or obligation of the Trust and satisfy any judgment thereon.
Section 2. Limitation of Personal Liability of Trustee, Officers, Employees, or Agents of the Trust.
a. No Trustee, officer, employee, or agent of the Trust shall have the power to bind any other Trustee, officer, employee, or agent of the Trust personally. The Trustee, officers, employees, or agents of the Trust incurring any debts, liabilities, or obligations, or in taking or omitting any other actions for or in connection with the Trust are, and each shall be deemed to be, acting as Trustee, officer, employee, or agent of the Trust and not in his own individual capacity.
b. Nothing herein contained shall protect any Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Section 3. Express Exculpatory Clauses and Instruments. The Trustee shall use appropriate means to assure that all persons having dealings with the Trust shall be informed that the property of the Shareowners and the Trustees, officers, employees, and agents of the Trust shall not be subject to claims against or obligations of the Trust to any extent whatsoever. The Trustees may cause to be inserted in any written agreement, undertaking, or obligation made or issued on behalf of the Trust (including certificates for Shares of the Trust) an appropriate reference to this Declaration providing that neither the Shareowners, the Trustee, the officers, the employees, nor any agent of the Trust shall be liable thereunder, and that the other parties to such instrument shall look solely to the Trust property for the payment of any claim thereunder or for the performance thereof; but the omission of such provisions from any such instrument shall not render any Shareowner, Trustee, officer, employee, or agent liable, nor shall the Trustee, or any officer, employee, or agent of the Trust be liable to anyone on account of such omission. If, notwithstanding this provision, any Shareowner, Trustee, officer, employee, or agent shall be held liable to any other person by reason of the omission of such provision from any such agreement, undertaking, or obligation, the Shareowner, Trustee, officer, employee, or agent shall be entitled to indemnity and reimbursement out of the Trust property, as provided in this Article XI.
Section 4. Indemnification. Unless otherwise restricted by the Declaration of Trust, this Trust shall have the power to indemnify any person to the extent provided by RCW 23A.08.025 as now or hereafter amended. Where appropriate, Trustee shall be substituted for the term "Director" and Trust shall be substituted for the term "Corporation". RCW 23A.08.025, as of the date of this Declaration of Trust, provides as follows:

a. The terms "Director", "Corporation", "expenses", "official capacity", "party", and "proceeding" used in this Article shall have the same meanings as defined in RCW 23A.08.025.
b. This Trust shall have power to indemnify any person made a party to any proceeding (other than a proceeding referred to in subparagraph c of this Section 4) by reason of the fact that such person is or was a Trustee against judgments, penalties, fines, settlements, and reasonable expense~ actually incurred by him/her in connection with such proceeding if:
(1) Such Trustee conducted himself/herself in good faith, and:
(a) In the case of conduct in his/her own official capacity with this Trust, such Trustee reasonably believed his/her conduct to be in this Trust's best interests; or
(b) In all other cases, such Trustee reasonably believed his/her conduct to be at least not opposed to this Trust's best interests; and
(2) In the case of any criminal proceeding, such Trustee had no reasonable cause to believe his/her conduct was unlawful.
The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, be determinative that the person did not meet the requisite standard of conduct set forth in this section.
c. This Trust shall have power to indemnify any person made a party to any proceeding by or in the right of this Trust by reason of the fact that such person is or was a Trustee against reasonable expenses actually incurred by him/her in connection with such proceeding if he/she conducted himself/herself in good faith, and:
(1) In the case of conduct in his/her official capacity with this Trust, such Trustee reasonably believed his/her conduct to be in its best interests; or
(2) In all other cases, such Director reasonably believed his/her conduct to be at least not opposed to its best interests;
Provided, that no indemnification shall be made pursuant to this section in respect of any proceeding in which such person shall have been adjudged to be liable to this Trust.
d. A Trustee shall not be indemnified under subparagraph b or c of this Section 4 in respect of any proceeding charging improper personal benefit to such Trustee, whether or not involving action in his/her official capacity, in which such Trustee shall have been adjudged to be liable on the basis that personal benefit was improperly received by such Trustee.
e. Unless otherwise limited by this Declaration of Trust:
(1) A Trustee who has been wholly successful, on the merits or otherwise, in the defense of any proceeding referred to in subparagraph b or c of this Section 4 shall be indemnified against reasonable expenses incurred by such Trustee in connection with the proceeding; and
(2) A court of appropriate jurisdiction, upon application of a Trustee and such notice as the court shall require shall have authority to order indemnification in the following circumstances:
(a) If the court determines the Trustee is entitled to reimbursement under subparagraph (1) of this Paragraph, the court shall order indemnification, in which case the Trustee shall be entitled to recover the expenses of securing such reimbursement; or
(b) If the court determines that the Trustee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not such Trustee has met the standards of conduct 'set forth in subparagraphs b or c of this Section 4 or has been adjudged liable under subparagraph d of this Section 4, the court may order such indemnification as the court shall deem proper, except that indemnification with respect to any proceeding referred to in subparagraph c of this Article and with respect to any proceeding in which liability shall have been adjudged pursuant to subparagraph d of this Section 4 shall be limited to expenses.
A court of appropriate jurisdiction may be the same court in which the proceeding involving the Trustee's liability took place.

f. No indemnification under subparagraph b or c of this Section 4 shall be made by this Trust unless authorized in the specific case after a determination that indemnification of the Trustee is permissible in the circumstances because such Trustee has met the standard of conduct set forth in the applicable section. Such determination shall be made:
(1) By the Board of Trustees ("Board") by a majority vote of a quorum consisting of Trustees not at the time parties to such proceeding; or
(2) If such a quorum cannot be obtained, then by a majority vote of a committee of the Board, duly designated to act in the matter by a majority vote of the full Board (in which designated Trustees who are parties may participate), consisting solely of two (2) or more Trustees not at the time parties to such proceeding; or
(3) In a written opinion by legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services within the past three (3) years for this Trust or any party to be indemnified, selected by the Board of Trustees or a committee thereof by vote as set forth in subparagraphs (1) or (2) of this Paragraph or if the requisite quorum of the full Board cannot be obtained therefor and such committee cannot be established, by a majority vote of the full Board (in which selected Trustees who are parties may participate); or
(4) By the shareowners. Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by such legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in a manner specified in subparagraph (3) of this Paragraph for the selection of such counsel. Shares held by Trustees who are parties to the proceeding shall not be voted on the subject matter under this Paragraph.
Reasonable expenses incurred by a Trustee who is party to a proceeding may be paid or reimbursed by this Trust in advance of the final disposition of such proceeding:
(1) After a determination, made in the manner specified by subparagraph f of this Section 4, that the information then known to those making the determination (without undertaking further investigation for purposes thereof) does not establish that indemnification would not be permissible under subparagraphs (b) or (c) of this Paragraph; and
(2) Upon receipt by this Trust of:
(a) A written affirmation by the Trustee of his/her good faith belief that he/she has met the standard of conduct necessary for indemnification by this Trust as authorized in this Article; and
(b) A written undertaking by or on behalf of the Trustee to repay such amount if it shall ultimately be determined that such Trustee has not met such standard of conduct. The undertaking required by subparagraph (2)(b) of this Paragraph shall be an unlimited general obligation of the Trustee but need not be secured and may be accepted without reference to financial ability to make the repayment. Payments under this Section may be authorized in the manner specified in subparagraph f of this Article.
g. No provision for this Trust to indemnify a Trustee who is made a party to a proceeding, whether contained in this Declaration of Trust, a resolution of shareowners or Trustees, an agreement, or otherwise (except as contemplated by subparagraph j of this Article) shall be valid unless consistent with this Section 4 or to the extent that indemnity hereunder is limited by this Declaration of Trust, consistent therewith. Nothing contained in this Section 4 shall limit this Trust's ability to reimburse expenses incurred by a Trustee in connection with his/her appearance as a witness in a proceeding at a time when such Trustee has not been made a named defendant or respondent in the proceeding.
h. Unless otherwise limited by this Declaration of Trust:
(1) An officer of this Trust shall be indemnified as and to the extent provided in subparagraph (e) of this Section 4 for a Trustee and shall be entitled to seek indemnification pursuant to subparagraph (e) of this Section 4 to the same extent as a Trustee;
(2) This Trust shall have the power to provide indemnification, including advances of expenses, to an officer, employee, or agent of this Trust to the same extent that it may indemnify Trustees pursuant to this Article, except that subparagraph (k) of this Section 4 shall not apply to any person other than a Trustee; and
(3) This Trust, in addition, shall have the power to indemnify an officer who is not a Trustee, as well as employees and agents of this Trust who are not Trustees, to such further extent, consistent with law, as may be provided by the Declaration of Trust, general or specific action of the Board of Trustees, or contract.

i. This Trust shall have power to purchase and maintain insurance on behalf of any person who is, or was a Trustee, officer, employee, or agent of this Trust, or is or was serving at the request of this Trust as an officer, employee, or agent of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against such person and incurred by such person in any such capacity or arising out of his/her status as such, whether or not this Trust would have the power to indemnify such person against such liability under the provisions of this Section 4.
j. Any indemnification of a Trustee in accordance with this Article, including any payment or reimbursement of expenses, shall be reported to the shareowners with the notice of the next shareowners' meeting or prior thereto in a written report containing a brief description of the proceedings involving the Trustee being indemnified and the nature and extent of such indemnification.
Section V. of the Distribution Agreement provides that:
V. INDEMNIFICATION
1. Trust’s Representation. The Trust represents and warrants to Distributor that at all times the Registration Statement and Prospectuses will in all material respects conform to the applicable requirements of the 1933 Act and the Rules thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation or warranty in this subsection shall apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Trust by or on behalf of and with respect to Distributor expressly for use in the Registration Statement or Prospectuses.
2. Distributor Representation. Distributor represents and warrants to the Trust that it is duly organized as a Washington State corporation and is and at all times will remain duly authorized and licensed to carry out its services as contemplated herein.
3. Trust Indemnification. The Trust, on behalf of each Fund, agrees that each Fund will indemnify, defend and hold harmless Distributor, its several officers and directors, and any person who controls Distributor within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses or in any application or other document executed by or on behalf of a Fund, or arise out of or based upon, information furnished by or on behalf of a Fund, filed in any state in order to qualify the Shares under the securities or blue sky laws thereof ("Blue Sky Application"),or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Distributor, its several officers and directors, and any person who controls Distributor within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that neither the Trust nor any Fund shall be liable in any case to the extent that such loss, claim, damage or liability arises out of, or is based upon, any untrue statement, alleged untrue statement, or omission or alleged omission made in the Registration Statement, the Prospectuses, any Blue-Sky Application or any application or other document executed by or on behalf of the Trust in reliance upon and in conformity with written information furnished to the Funds by or on behalf of Distributor specifically for inclusion therein.
A Fund shall not indemnify any person pursuant to this subsection 3 unless the court or other body before which the proceeding was brought has rendered a final decision on the merits that such person was not liable by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or his reckless disregard of his obligations and duties, under this Agreement ("disabling conduct") or, in the absence of such a decision, a reasonable determination(based upon a review of the facts) that such person was not liable by reason of disabling conduct has been made by the vote of a majority of a quorum of trustees of the Trust who are neither "interested parties" of the Trust (as defined in the 1940 Act) nor parties to the proceeding, or by an independent legal counsel in a written opinion.
Each Fund shall advance attorneys' fees and other expenses incurred by any person in defending any claim, demand, action or suit which is the subject of a claim for indemnification pursuant to this subsection 3, so long as: (i) such person shall undertake to repay all such advances unless it is ultimately determined that he or she is entitled to indemnification hereunder; and (ii) such person shall provide security for such undertaking, or the Fund shall be insured against losses arising by reason of any lawful advances, or a majority of a quorum of the disinterested, non-party trustees of the Trust (or an independent legal counsel in a written opinion) shall determine based on a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such person ultimately will be found entitled to indemnification hereunder.
The obligations of each Fund under this subsection 3 shall be the several (and not joint or joint and several) obligation of each Fund.
4. Distributor Indemnification. Distributor will indemnify, defend and hold harmless the Trust, each Fund, the Trust's several officers and trustees and any person who controls the Trustor any Fund within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect hereof) arise out of, or are based upon, any breach of its representations, warranties and agreements herein, or which arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other documents executed by or on behalf of the Trust or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust or any of its several officers and trustees by or on behalf of Distributor specifically for inclusion there in, and will reimburse the Trust, each Fund, the Trust's several officers and trustees, and any person who controls the Trust or any Fund within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating, defending or preparing to defend any such action, proceeding or claim.
5. General Indemnity Provision. No indemnifying party shall be liable under its indemnity agreement contained in subsection 3 or 4 hereof with respect to any claim made against such indemnifying party unless the indemnified party shall have notified the indemnifying party inwriting within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of such service on any designated agent), but failure to notify the indemnifying party of any such claim shall not relieve it from any liability which it may otherwise have to the indemnified party. The indemnifying party will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, and if the indemnifying party elects to assume the defense, such defense shall be conducted by counsel chosen by it and reasonably satisfactory to the indemnified party. In the event the indemnifying party elects to assume the defense of any such suit and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by the indemnified party.
Item 16.          Exhibits
(1)	Charter
(a)
Declaration of Trust of Saturna Investment Trust (formerly named Northwest Investors Tax-Exempt Business Trust), filed as Exhibit No. 1 to initial filing of Form N-1A on February 20, 1987. File No. 33-13247.

	(b)	Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, filed as Exhibit No. 1(b) to Amendment No. 8 to Form N-1A dated December 21, 1992.
	(c)	Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, filed as Exhibit No. 1-3 to Amendment No. 13 to Form N-1A dated July 11, 1995.
	(d)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, filed as Exhibit No. 1-4 to Amendment No. 14 to Form N-1A dated March 29, 1996.
	(e)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, filed as Exhibit No. EX-99.a to Amendment No. 28 to Form N-1A dated January 9, 2007.
	(f)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, filed as Exhibit No. EX-99.a to Amendment No. 37 dated January 17, 2012.
	(g)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, filed as Exhibit No. EX-99.a to Amendment No. 44 dated January 9, 2015.
	(h)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, dated September 29, 2023 - (filed herewith)
	(i)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, dated December 16, 2025 - (filed herewith)
(2)		Bylaws of Northwest Investors Trust, adopted by the Board of Trustees, July 21, 1992, filed as Exhibit No. 2 to Amendment No. 8 to Form N-1A dated December 21, 1992.
(3)		Voting Trust Agreements - (not applicable)
(4)		Plan of Reorganization and Termination - (filed herewith as Appendix A to the Combined Proxy Statement and Prospectus)

(5)		Rights of holders of the securities being registered are contained in Articles III and VIII of the Registrant’s Declaration of Trust, as amended, and Articles V and IX of the Registrant’s By-Laws.
(6)	(a)
Investment Advisory and Administrative Services Agreement for the series Saturna Short-Term Bond Fund, Saturna Bond Income Fund, Saturna Sustainable Bond Fund, Saturna Global High Income Fund, and Saturna Core Fund of Saturna Investment Trust, dated February 6, 2023, filed as Exhibit No. EX-99.d.1 to Amendment No. 65 dated March 31, 2025.

	(b)	Amendment Number Two to the Saturna Investment Trust Investment Advisory and Administrative Services Agreement - (filed herewith)
(7)		Distribution Agreement adopted September 25, 2018 and filed as Exhibit EX-99.e to Amendment No. 56 dated March 27, 2019.
(8)		Bonus, profit sharing or pension plans - (none)
(9)	(a)	Form of Custodian Agreement for each series of the Trust, between the Trust and UMB Financial Corporation, Missouri filed as Exhibit EX-99.g.1 to Amendment No. 56 dated March 27, 2019.
	(b)	Form of Rule 17f-5 Delegation Agreement for each series of the Trust, between the Trust and UMB Financial Corporation, Missouri filed as Exhibit EX-99.g.2 to Amendment No. 56 dated March 27, 2019.
(10)	(a)
Rule 12(b)-1 Plan - Rule 12(b)-1 Plan approved by Trustees on June 28, 2006 and adopted by shareowners on August 15, 2006. Filed as Exhibit No. EX-99.m to Amendment No. 28 to Form N-1A dated January 9, 2007.

	(b)	Saturna Investment Trust Rule 18f-3 Plan pursuant to Rule 18f-3, filed as Exhibit EX-99.n to Amendment No. 50 dated March 31, 2017.
(11)		Opinion and Consent of Counsel - (filed herewith)
(12)		Form of Opinion of Counsel on Tax Matters - (filed herewith; final to be filed by subsequent amendment)
(13)		Other Material Contracts
(a)
Transfer Agent Agreement for the Saturna Investment Trust between the Trust and Saturna Capital Corporation for Saturna Short-Term Bond Fund, Saturna Bond Income Fund, Saturna Sustainable Bond Fund, Saturna Global High Income Fund, and Saturna Core Fund dated September 25, 2018, filed as Exhibit No. EX-99.h.1 to Amendment No. 56 dated March 27, 2019.

	(b)	Agreement for a liquidity program for the Saturna Trust between the Trust and ReFlow Fund, LLC dated March 27, 2020 and filed as Exhibit EX-99.h.4 to Amendment No. 58 dated March 27, 2020.
	(c)	Expense Limitation and Fee Waiver Agreement, dated December 16, 2025 - (filed herewith)
(14)		Consent of Independent Registered Public Accounting Firm of the Target Funds and Acquiring Funds - (filed herewith)
(15)		Financial Statements Omitted Pursuant to Item 14(a)(1) - (not applicable)
(16)		Powers of Attorney - (filed herewith)
(17)		Other Exhibits
	(a)	Proxy Card - (filed herewith)
(18)		Filing fee tables - (not applicable)

Item 17.          Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareowners discussed in the Combined Proxy Statement and Prospectus in a Post-Effective Amendment to this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellingham and the State of Washington on the 17th day of December 2025.
SATURNA INVESTMENT TRUST
By:	/s/ Jane K. Carten Jane K. Carten President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Jane K. Carten Jane K. Carten	President; Trustee (Principal Executive Officer)	December 17, 2025
/s/ Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer; Chief Financial Officer (Principal Accounting Officer)	December 17, 2025
Marina E. Adshade* Marina E. Adshade	Trustee	December 17, 2025
Ronald H. Fielding* Ronald H. Fielding	Trustee	December 17, 2025
Gary A. Goldfogel* Gary A. Goldfogel	Trustee	December 17, 2025
_________________ James V. McKinney	Trustee	December 17, 2025
Sarah E.D. Rothenbuhler* Sarah E.D. Rothenbuhler	Trustee	December 17, 2025
*By /s/ Jane K. Carten Jane K. Carten, Attorney-In-Fact

EXHIBIT INDEX
Type:	Description:
EX-99.(1)(h)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, dated September 29, 2023
EX-99.(1)(i)	Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, dated December 16, 2025
EX-99.(6)(b)	Amendment Number Two to the Saturna Investment Trust Investment Advisory and Administrative Services Agreement
EX-99.(11)	Opinion and Consent of Counsel
EX-99.(12)	Form of Opinion of Counsel on Tax Matters
EX-99.(13)(c)	Expense Limitation and Fee Waiver Agreement for Saturna Short-Term Bond Fund, Saturna Bond Income Fund, Saturna Sustainable Bond Fund, Saturna Global High Income Fund, and Saturna Core Fund
EX-99.(14)	Consent of Independent Registered Public Accounting Firm of the Target Funds and Acquiring Funds
EX-99.(16)	Powers of Attorney
EX-99.(17)	Proxy Card